LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

$1,733,479,000 (Approximate) STRUCTURED ASSET INVESTMENT LOAN TRUST, SERIES 2005-10 SENIOR/SUBORDINATE CERTIFICATES

To 10% Call
			Est.	Payment	Initial		Legal	Expected
	Approximate		WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(Moody’s/S&P/Fitch)
A1(4)	155,777,000	1M LIBOR	2.09	1-78	17.85%	TBD	12/25/2035	Aaa/AAA/AAA
A2(5)	79,610,000	1M LIBOR	2.09	1-78	17.85%	TBD	12/25/2035	Aaa/AAA/AAA
A3(6)	724,917,000	1M LIBOR	0.87	1-23	17.85%	TBD	12/25/2035	Aaa/AAA/AAA
A4(6)	328,889,000	1M LIBOR	3.00	23-63	17.85%	TBD	12/25/2035	Aaa/AAA/AAA
A5(6)	142,016,000	1M LIBOR	6.24	63-78	17.85%	TBD	12/25/2035	Aaa/AAA/AAA
M1	63,590,000	1M LIBOR	4.65	44-78	14.20%	TBD	12/25/2035	Aa1/AA+/AA+
M2	50,524,000	1M LIBOR	4.55	42-78	11.30%	TBD	12/25/2035	Aa2/AA/AA
M3	34,844,000	1M LIBOR	4.49	40-78	9.30%	TBD	12/25/2035	Aa3/AA-/AA-
M4	26,133,000	1M LIBOR	4.46	40-78	7.80%	TBD	12/25/2035	A1/A+/A+
M5	25,262,000	1M LIBOR	4.43	39-78	6.35%	TBD	12/25/2035	A2/A/A
M6	20,035,000	1M LIBOR	4.42	38-78	5.20%	TBD	12/25/2035	A3/A-/A-
M7	17,422,000	1M LIBOR	4.40	38-78	4.20%	TBD	12/25/2035	Baa1/BBB+/BBB+
M8	13,066,000	1M LIBOR	4.40	38-78	3.45%	TBD	12/25/2035	Baa2/BBB/BBB
M9	13,066,000	1M LIBOR	4.39	37-78	2.70%	TBD	12/25/2035	Baa3/BBB-/BBB-
B1	17,422,000	1M LIBOR	4.26	37-78	1.70%	TBD	12/25/2035	[Ba1]/[BBB-]/[BBB-]
B2	12,195,000	1M LIBOR	3.86	37-64	1.00%	TBD	12/25/2035	NR/[BBB-]/[BBB-]
B3	8,711,000	1M LIBOR	3.19	37-46	0.50%	TBD	12/25/2035	NR/[BB+]/NR

To Maturity
			Est.	Payment	Initial		Legal	Expected
	Approximate		WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(Moody’s/S&P/Fitch)
A1(4)	155,777,000	1M LIBOR	2.28	1-173	17.85%	TBD	12/25/2035	Aaa/AAA/AAA
A2(5)	79,610,000	1M LIBOR	2.28	1-173	17.85%	TBD	12/25/2035	Aaa/AAA/AAA
A3(6)	724,917,000	1M LIBOR	0.87	1-23	17.85%	TBD	12/25/2035	Aaa/AAA/AAA
A4(6)	328,889,000	1M LIBOR	3.00	23-63	17.85%	TBD	12/25/2035	Aaa/AAA/AAA
A5(6)	142,016,000	1M LIBOR	7.81	63-173	17.85%	TBD	12/25/2035	Aaa/AAA/AAA
M1	63,590,000	1M LIBOR	5.09	44-141	14.20%	TBD	12/25/2035	Aa1/AA+/AA+
M2	50,524,000	1M LIBOR	4.96	42-133	11.30%	TBD	12/25/2035	Aa2/AA/AA
M3	34,844,000	1M LIBOR	4.88	40-126	9.30%	TBD	12/25/2035	Aa3/AA-/AA-
M4	26,133,000	1M LIBOR	4.82	40-120	7.80%	TBD	12/25/2035	A1/A+/A+
M5	25,262,000	1M LIBOR	4.76	39-114	6.35%	TBD	12/25/2035	A2/A/A
M6	20,035,000	1M LIBOR	4.71	38-107	5.20%	TBD	12/25/2035	A3/A-/A-
M7	17,422,000	1M LIBOR	4.63	38-101	4.20%	TBD	12/25/2035	Baa1/BBB+/BBB+
M8	13,066,000	1M LIBOR	4.57	38-94	3.45%	TBD	12/25/2035	Baa2/BBB/BBB
M9	13,066,000	1M LIBOR	4.47	37-87	2.70%	TBD	12/25/2035	Baa3/BBB-/BBB-
B1	17,422,000	1M LIBOR	4.26	37-79	1.70%	TBD	12/25/2035	[Ba1]/[BBB-]/[BBB-]
B2	12,195,000	1M LIBOR	3.86	37-64	1.00%	TBD	12/25/2035	NR/[BBB-]/[BBB-]
B3	8,711,000	1M LIBOR	3.19	37-46	0.50%	TBD	12/25/2035	NR/[BB+]/NR

(1)

Subject to a permitted variance of + 5% in the aggregate.

(2)

The Certificates will be priced assuming a prepayment speed equal to 30% CPR.

(3)

Initial Credit Enhancement includes overcollateralization of approximately 0.50%.

(4)

The Class A1 Certificates are the Senior Certificates of Group 1.

(5)

The Class A2 Certificates are the Senior Certificates of Group 2.

(6)

The Class A3, Class A4 and Class A5 Certificates are the Senior Certificates of Group 3.

Principal Payment Priority

On each Distribution Date, principal in the amount of any Net Swap Payment or swap termination payment due to the Swap Counterparty and remaining unpaid (after application of interest received or advanced for this purpose on such Distribution Date), will be deposited into the swap account and paid as described in the Swap Account Payment Priority, to be paid from each of Group 1, Group 2 and Group 3 in proportion to the aggregate collateral balance of each group and then from the unrelated groups, to the extent unpaid.  Any funds remaining will be paid in the following order of priority:

I.

Prior to the Stepdown Date, or whenever a Trigger Event is in effect:

1)

To pay concurrently, to the Senior Certificates:

(a)

All principal from Group 1 will be paid to the Class A1 Certificates, until reduced to zero;

(b)

All principal from Group 2 will be paid to the Class A2 Certificates, until reduced to zero;

(c)

All principal from Group 3 will be paid to the Class A3, Class A4 and Class A5 Certificates, sequentially and in that order, until reduced to zero;

2)

If the Senior Certificates related to any group have been retired, all principal from that group will be allocated to the Senior Certificates of the unrelated groups, pro rata based on the aggregate principal balance of the Senior Certificates related to each Group, to be paid as described above, until all the Senior Certificates have been reduced to zero; and

3)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B3 Certificates, sequentially and in that order, until reduced to zero.

II.

On or after the Stepdown Date and as long as a Trigger Event is not in effect:

1)

All principal from each Group will be allocated to the Senior Certificates, to be paid as described in (I)(1) above; provided, however, that principal will only be allocated to the Senior Certificates in the amount required to achieve the Targeted Senior Enhancement Percentage in the aggregate;

2)

If the Senior Certificates related to any group have been retired, all principal from that group will be allocated to the Senior Certificates of the unrelated groups, pro rata based on the aggregate principal balance of the Senior Certificates related to each Group, to be paid as described above, until the Targeted Senior Enhancement Percentage has been reached in the aggregate; and

3)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B3 Certificates, sequentially and in that order, until the Credit Enhancement behind each class is equal to two times the related initial enhancement percentage.

The Stepdown Date is the earlier of (x) the first Distribution Date following the Distribution Date in which the Class Principal Amount of each of the Senior Certificates has been reduced to zero or (y) the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) is greater than or equal to 35.70% (the “Targeted Senior Enhancement Percentage”) or (ii) the 37th distribution date.

Interest Payment Priority

The Interest Rates for the Class A1, A2, A3, A4, A5, M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B3 Certificates (the “LIBOR Certificates”) will be equal to the lesser of (i) one-month LIBOR plus their respective margins and (ii) the applicable Net Funds Cap (as defined herein).  Interest for the LIBOR Certificates will be calculated on an actual/360 basis.

The “Accrual Period” for the LIBOR Certificates for each Distribution Date will be the one-month period beginning on the immediately preceding Distribution Date (or on November 25, 2005, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)

To pay fees: Servicing Fee and any applicable Mortgage Insurance Fee;

(2)

To deposit into the Swap Account (as defined below) any Net Swap Payment (as defined below) or any swap termination payment owed to the Swap Counterparty pursuant to the swap agreement, to be paid from any of Group 1, Group 2 and Group 3 Interest in an amount proportionate to the aggregate collateral balance of the related Group;

(3)

To deposit into the Swap Account any Net Swap Payment or any swap termination payment owed to the Swap Counterparty pursuant to the swap agreement, in an amount proportionate to the aggregate collateral balance of the unrelated Groups, to the extent not paid above;

(4)

To pay Current Interest and Carryforward Interest to the Class A1 Certificates from Group 1 Interest;

(5)

To pay Current Interest and Carryforward Interest to the Class A2 Certificates from Group 2 Interest;

(6)

To pay Current Interest and Carryforward Interest to the Class A3, Class A4 and Class A5 Certificates from Group 3 Interest, on a pro rata basis;

(7)

To pay Current Interest and Carryforward Interest to the Senior Certificates, on a pro rata basis, to the extent not paid above;

(8)

To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B3 Certificates, sequentially and in that order;

(9)

To pay the Credit Risk Manager Fee;

(10)

To pay to the Trustee previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the trust agreement;

(11)

Any interest remaining after the application of (1) through (10) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Distribution Date, as needed to maintain the Overcollateralization Target;

(12)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B3 Certificates any Deferred Amounts;

(13)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Senior Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(14)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B3 Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts; and

(15)

To pay remaining amounts to the holder of the Class X Certificates.

Interest Rate Swap Agreement

The 59-month Interest Rate Swap Agreement (the “Swap Agreement”) will obligate the Trust to pay a predetermined annual rate (as shown below) on the swap notional amount in each period. The Trust will receive payments equal to an annual rate of one-month LIBOR on the swap notional amount for each period over the life of the Swap Agreement.  Payments on both legs of the swap are calculated on an actual/360 basis.  The payments will be netted against each other each month (the “Net Swap Payment”) and will be deposited into an account (the “Swap Account”).

Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)	Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)
1	0	0.00	31	299,968,000	4.89
2	1,680,432,000	4.50	32	280,514,000	4.90
3	1,628,999,000	4.57	33	264,634,000	4.90
4	1,579,134,000	4.68	34	251,642,000	4.91
5	1,530,785,000	4.76	35	239,288,000	4.92
6	1,483,910,000	4.82	36	227,545,000	4.92
7	1,438,461,000	4.85	37	216,377,000	4.93
8	1,394,396,000	4.85	38	205,757,000	4.94
9	1,351,674,000	4.86	39	195,657,000	4.94
10	1,310,252,000	4.87	40	186,052,000	4.95
11	1,270,091,000	4.88	41	176,918,000	4.96
12	1,231,153,000	4.87	42	168,231,000	4.97
13	1,184,690,000	4.91	43	159,971,000	4.97
14	1,138,510,000	4.86	44	152,114,000	4.98
15	1,092,702,000	4.84	45	144,645,000	4.99
16	1,047,351,000	4.83	46	137,541,000	5.00
17	1,002,538,000	4.83	47	130,785,000	5.01
18	958,340,000	4.83	48	124,360,000	5.02
19	914,833,000	4.83	49	118,252,000	5.03
20	872,085,000	4.83	50	112,441,000	5.04
21	830,160,000	4.84	51	106,916,000	5.05
22	789,119,000	4.84	52	101,663,000	5.06
23	749,018,000	4.84	53	96,667,000	5.07
24	709,907,000	4.85	54	91,916,000	5.07
25	575,133,000	4.85	55	87,398,000	5.08
26	502,700,000	4.86	56	83,102,000	5.08
27	439,387,000	4.87	57	79,016,000	5.08
28	391,255,000	4.87	58	75,130,000	5.08
29	353,728,000	4.88	59	71,432,000	5.08
30	323,934,000	4.89	60	67,906,000	5.08

Swap Account Payment Priority

All payments due under the Swap Agreement and any swap termination payment pursuant to the Swap Agreement will be deposited into the Swap Account, and allocated in the following order of priority:

(1)

To pay any Net Swap Payment owed to the Swap Counterparty pursuant to the Swap Agreement;

(2)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is not due to a default on the part of the Swap Counterparty;

(3)

To pay Current Interest and Carryforward Interest to the Senior Certificates on a pro rata basis, to the extent unpaid;

(4)

To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B3 Certificates, sequentially and in that order, to the extent unpaid;

(5)

To be paid as principal, in accordance with the principal distribution rules in effect for such Distribution Date, as needed to maintain the Overcollateralization Target*;

(6)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B3 Certificates any Deferred Amounts, to the extent unpaid*;

(7)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Senior Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent unpaid;

(8)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B3 Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent unpaid;

(9)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is due to a default on the part of the Swap Counterparty; and

(10)

All remaining amounts to the holder of the Class X Certificates.

* Amounts paid under steps (5) and (6) must be limited to Cumulative Realized Losses.

Carryforward Interest

“Carryforward Interest” for each Class of LIBOR Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest” for any Class of LIBOR Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

Net Funds Cap

The “Senior Net Funds Cap” for each Distribution Date and each Group will be an annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the excess, if any, of (i) the related Optimal Interest Remittance Amount (as defined below) for such date over (ii) the proportionate share of any Net Swap Payment and any swap termination payment due to the Swap Counterparty and (2) 12, and the denominator of which is the related Group balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period.

The “Subordinate Net Funds Cap” for any Distribution Date will be the weighted average of the Senior Net Funds Caps for the three groups, weighted on the basis of their Group Subordinate Amounts; provided, however, on any Distribution Date after the Senior Certificates related to any two Groups have been reduced to zero, such weighting shall be on the basis of the principal balance of each Group.

The “Optimal Interest Remittance Amount” with respect to each Distribution Date and each Group will be equal to the product of (A) (x) the weighted average of the Net Mortgage Rates (as defined below) of the Mortgage Loans in the Group, as of the first day of the related collection period divided by (y) 12 and (B) the aggregate Group balance for the immediately preceding Distribution Date.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate and, in the case of an Insured Mortgage Loan, the Mortgage Insurance Fee Rate.

Origination and Servicing

The majority of the Mortgage Loans were originated by BNC Mortgage (56.37%), Wilmington Finance (19.70%) and Finance America (16.67%) and as of the Closing Date are serviced by Option One (57.23%), JPMorgan Chase (38.51%), Aurora (1.63%), National City (1.05%), Wells Fargo (0.95%) and New Century (0.62%).

Approximately 0.54% and 0.18% of the Mortgage Loans serviced by Option One will transfer to JPMorgan Chase and Wells Fargo, respectively, on or about December 1, 2005.  Approximately 58.42% and 39.04% of the Mortgage Loans serviced by Option One will transfer to Wells Fargo and JPMorgan Chase, respectively, on or about January 1, 2006.  All of the Mortgage Loans serviced by New Century will transfer to Wells Fargo on or about December 1, 2005.

Mortgage Loans serviced by Aurora and JPMorgan Chase will be serviced with a mid-month prepayment period for the purpose of accounting for collections of prepayments in full in the related mortgage loans.  Mortgage Loans serviced by Option One, National City, New Century and Wells Fargo will be serviced with a calendar month prepayment period for the purpose of accounting for collections of prepayments in full or in part on the related mortgage loans.

Mortgage Insurance

Approximately 81.64% of the first lien Mortgage Loans with over 80% Loan-to-Value (“LTV”) will be covered by a loan level primary mortgage insurance policy provided by MGIC, PMI and RMIC.  This coverage will generally reduce the LTV of the insured loans to 60%.

Credit Risk Manager

The Clayton Fixed Income Services (“CFISI”), formerly known as The Murrayhill Company, will act as a credit risk manager on behalf of the Trust.  CFISI’s primary function will be to monitor and advise the servicers with respect to default management and reporting for the benefit of the Trust. The following summarizes some of CFISI’s monthly activities:

·

Monitoring of all loans that are 60 or more days delinquent to ensure all foreclosure timelines are met or forbearance plans are established.

·

Monitoring of the servicers’ claim process for loans with mortgage insurance to ensure insurance claims are filed in an accurate and timely way.

·

Review of the prepayment penalty collections by the servicers.

Basis Risk Shortfall

With respect to each Distribution, to the extent that (a) the amount of interest payable to a Class of LIBOR Certificates, as calculated without regard to the applicable Net Funds Cap, exceeds (b) the amount calculated at the stated rate (such excess, a “Basis Risk Shortfall”), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, before the Class X and Class R Certificates are entitled to any distributions.

The “Unpaid Basis Risk Shortfall” for any Class of LIBOR Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, overcollateralization, the Class B Certificates in inverse order of priority and the Class M Certificates in inverse order of priority.  The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an “Applied Loss Amount”.  The balance of the Class A1, A2, A3, A4 and A5 Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount & Subsequent Recoveries

With respect to each Distribution Date, the “Deferred Amount” for each Class of Class M Certificates and  each Class of Class B Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the sum of (i) the aggregate of amounts previously distributed in reimbursement thereof and (ii) the amount by which the Principal Amount of such class has been increased due to Subsequent Recoveries.

A “Subsequent Recovery” is an amount recovered with respect to a Mortgage Loan after it has been liquidated and the loss has been passed through to the Trust.  Subsequent Recoveries will increase the principal amount of classes which have been allocated an Applied Loss Amount, in order of seniority, by an amount equal to the lesser of (i) the outstanding Deferred Amount for such class and (ii) the amount of Subsequent Recoveries available after application to more senior classes.  Funds related to Subsequent Recoveries will be included in the remittance amount for the related Distribution Date.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services LLC (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the loan principal balance of the Mortgage Loans is reduced to less than 10% of the Cut-off Date loan principal balance.  If the optional redemption is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding Distribution Date, the margins on the Class A1, A2, A3, A4 and A5 Certificates will double and the margins on the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B3 Certificates will increase to 1.5 times their initial margins.

Credit Enhancement

Subordination

The Class A1, A2, A3, A4 and A5 Certificates will have limited protection by means of the subordination of the Class M and Class B Certificates.  The Class A1, A2, A3, A4 and A5 Certificates will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Each Class of Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation and the Class B Certificates.  Each Class of Class B Certificates will be senior to all other Classes of Class B Certificates with a higher numerical designation.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Class B Certificates and the Class M Certificates will be reduced by the Applied Loss Amount in the following order: to the Class B Certificates in inverse order of priority, until all of the Class B Certificates have each been reduced to zero; then to the Class M Certificates in inverse order of priority, until all of the Class M Certificates have each been reduced to zero.

Overcollateralization

Excess interest may be used to pay down the Certificates so the aggregate loan balance exceeds the aggregate certificate balance (Overcollateralization or “OC”).  Excess interest will be used to maintain the OC Target.

The “OC Target” will not step down.  The OC Target with respect to any Distribution Date is equal to the initial OC, or approximately 0.50% of the Cut-off Date collateral balance.

Trigger Events

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds 42.00% of the Senior Enhancement Percentage for that Distribution Date, or if the Cumulative Realized Losses exceed:

Distribution Date

Loss Percentage

December 2007 to November 2008

1.05% for the first month, plus an additional 1/12th of 1.30% for each month thereafter

December 2008 to November 2009

2.35% for the first month, plus an additional 1/12th of 1.35% for each month thereafter

December 2009 to November 2010

3.70% for the first month, plus an additional 1/12th of

0.70% for each month thereafter

December 2010 to November 2011

4.40% for the first month, plus an additional 1/12th of

0.30% for each month thereafter

December 2011 and thereafter

4.70%

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

“Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Class M Certificates, the Class B Certificates and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

Lehman Brothers Contacts

MBS Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315
	Alar Randmere	(212) 526-8315
	Sumit Chhabra	(212) 526-8315
	Alok Sharma	(212) 526-8315
	David Wong	(212) 526-8315
	Anish Kumar	(212) 526-8315
	Domenic Tripodi	(212) 526-8315

Syndicate	Kevin White	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

MBS Banking	Ellen Kiernan	(212) 526-4279
	Angel Lau	(212) 526-9245
	Christina Barretto	(212) 526-2185
	Shelly Garg	(212) 526-0198
	Patrick Fruzzetti	(212) 526-2693
	Elena Yu	(212) 526-0524

Rating Agency Contacts

S&P	Angelo Fazio	(212) 438-1229
Moody’s	Wioletta Francowicz	(212) 553-1019
Fitch	Lori Samuels	(212) 908-0264

Summary of Terms
Issuer:	Structured Asset Investment Loan Trust, Series 2005-10
Depositor:	Structured Asset Securities Corporation
Trustee:	U.S. Bank National Association
Securities Administrator:	Wells Fargo Bank, N.A.
Master Servicer:	Aurora Loan Services LLC
Credit Risk Manager:	Clayton Fixed Income Services Inc.
Lead Underwriter:	Lehman Brothers Inc.
Swap Counterparty:	[TBD]
Distribution Date:	25th of each month, or the next succeeding Business Day, beginning in December 2005.
Statistical Calculation Date:	Approximately 42.81% of the Mortgage Loans are as of October 1, 2005. Approximately 55.78% of the Mortgage Loans are as of October 19, 2005.
Cut-Off Date:	November 1, 2005
Pricing Date:	Week of November 14, 2005
Closing Date:	November 30, 2005
Settlement Date:	November 30, 2005
Delay Days:	0 day delay
Dated Date:	November 25, 2005
Day Count:	Actual/360
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Credit Risk Manager Fee:	0.011% of the loan principal balance annually.
Servicing Fee:

The servicing fee for approximately 98.96% of the Mortgage Loans is equal to 0.50% of the loan principal balance annually.   The servicing fee for approximately 1.04% of the Mortgage Loans is equal to 0.30% of the loan principal balance annually for the first 10 Distribution Dates, 0.40% of the loan principal balance annually for Distribution Dates 11 through 30, and 0.65% of the loan principal balance annually thereafter.

Clearing/Registration:	Book-entry through DTC, Clearstream and Euroclear.
Denomination:	Minimum $25,000; increments $1 in excess thereof for the Class A Certificates. Minimum $100,000; increments $1 in excess thereof for the Class M and Class B Certificates.
SMMEA Eligibility:	None of the classes are expected to be SMMEA eligible.
ERISA Eligibility:	The Class A, Class M, Class B1 and Class B2 Certificates are expected to be ERISA eligible, subject to certain investor-based qualifications.
Tax Status:	REMIC for Federal income tax purposes.

Sensitivity Analysis - To 10% Call

% CPR	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	3.39	2.63	2.09	1.66	1.29
Window (mos)	1-121	1-95	1-78	1-65	1-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class A2
Avg. Life (yrs)	3.39	2.64	2.09	1.66	1.29
Window (mos)	1-121	1-95	1-78	1-65	1-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class A3
Avg. Life (yrs)	1.36	1.07	0.87	0.73	0.62
Window (mos)	1-37	1-29	1-23	1-19	1-16
Expected Final Mat.	11/25/2008	3/25/2008	9/25/2007	5/25/2007	2/25/2007

Class A4
Avg. Life (yrs)	5.13	3.94	3.00	2.22	1.88
Window (mos)	37-99	29-77	23-63	19-36	16-30
Expected Final Mat.	1/25/2014	3/25/2012	1/25/2011	10/25/2008	4/25/2008

Class A5
Avg. Life (yrs)	9.72	7.63	6.24	5.10	3.39
Window (mos)	99-121	77-95	63-78	36-65	30-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M1
Avg. Life (yrs)	6.54	5.25	4.65	4.52	4.57
Window (mos)	37-121	40-95	44-78	48-65	54-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M2
Avg. Life (yrs)	6.54	5.23	4.55	4.26	4.31
Window (mos)	37-121	39-95	42-78	44-65	48-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M3
Avg. Life (yrs)	6.54	5.22	4.49	4.13	4.03
Window (mos)	37-121	38-95	40-78	42-65	45-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M4
Avg. Life (yrs)	6.54	5.20	4.46	4.05	3.89
Window (mos)	37-121	38-95	40-78	41-65	43-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M5
Avg. Life (yrs)	6.54	5.20	4.43	4.00	3.79
Window (mos)	37-121	38-95	39-78	40-65	42-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Sensitivity Analysis - To 10% Call

% CPR	20%	25%	30%	35%	40%

Class M6
Avg. Life (yrs)	6.54	5.20	4.42	3.96	3.71
Window (mos)	37-121	37-95	38-78	39-65	40-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M7
Avg. Life (yrs)	6.54	5.18	4.40	3.93	3.66
Window (mos)	37-121	37-95	38-78	39-65	40-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M8
Avg. Life (yrs)	6.54	5.18	4.40	3.91	3.61
Window (mos)	37-121	37-95	38-78	38-65	39-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M9
Avg. Life (yrs)	6.54	5.18	4.39	3.89	3.59
Window (mos)	37-121	37-95	37-78	38-65	38-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class B1
Avg. Life (yrs)	6.38	5.06	4.26	3.78	3.48
Window (mos)	37-121	37-95	37-78	37-65	38-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class B2
Avg. Life (yrs)	5.76	4.57	3.86	3.42	3.18
Window (mos)	37-100	37-79	37-64	37-53	37-45
Expected Final Mat.	2/25/2014	5/25/2012	2/25/2011	3/25/2010	7/25/2009

Class B3
Avg. Life (yrs)	4.40	3.56	3.19	3.07	3.07
Window (mos)	37-73	37-57	37-46	37-39	37-37
Expected Final Mat.	11/25/2011	7/25/2010	8/25/2009	1/25/2009	11/25/2008

Sensitivity Analysis - To Maturity

% CPR	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	3.67	2.87	2.28	1.81	1.41
Window (mos)	1-259	1-209	1-173	1-145	1-123
Expected Final Mat.	5/25/2027	3/25/2023	3/25/2020	11/25/2017	1/25/2016

Class A2
Avg. Life (yrs)	3.68	2.87	2.28	1.81	1.41
Window (mos)	1-260	1-209	1-173	1-145	1-123
Expected Final Mat.	6/25/2027	3/25/2023	3/25/2020	11/25/2017	1/25/2016

Class A3
Avg. Life (yrs)	1.36	1.07	0.87	0.73	0.62
Window (mos)	1-37	1-29	1-23	1-19	1-16
Expected Final Mat.	11/25/2008	3/25/2008	9/25/2007	5/25/2007	2/25/2007

Class A4
Avg. Life (yrs)	5.13	3.94	3.00	2.22	1.88
Window (mos)	37-99	29-77	23-63	19-36	16-30
Expected Final Mat.	1/25/2014	3/25/2012	1/25/2011	10/25/2008	4/25/2008

Class A5
Avg. Life (yrs)	12.13	9.59	7.81	6.42	4.36
Window (mos)	99-260	77-210	63-173	36-145	30-123
Expected Final Mat.	6/25/2027	4/25/2023	3/25/2020	11/25/2017	1/25/2016

Class M1
Avg. Life (yrs)	7.21	5.80	5.09	4.88	5.27
Window (mos)	37-214	40-172	44-141	48-117	54-99
Expected Final Mat.	8/25/2023	2/25/2020	7/25/2017	7/25/2015	1/25/2014

Class M2
Avg. Life (yrs)	7.18	5.75	4.96	4.61	4.61
Window (mos)	37-203	39-163	42-133	44-111	48-94
Expected Final Mat.	9/25/2022	5/25/2019	11/25/2016	1/25/2015	8/25/2013

Class M3
Avg. Life (yrs)	7.14	5.71	4.88	4.45	4.31
Window (mos)	37-193	38-154	40-126	42-105	45-89
Expected Final Mat.	11/25/2021	8/25/2018	4/25/2016	7/25/2014	3/25/2013

Class M4
Avg. Life (yrs)	7.10	5.66	4.82	4.35	4.14
Window (mos)	37-183	38-147	40-120	41-100	43-84
Expected Final Mat.	1/25/2021	1/25/2018	10/25/2015	2/25/2014	10/25/2012

Class M5
Avg. Life (yrs)	7.06	5.62	4.76	4.27	4.02
Window (mos)	37-177	38-140	39-114	40-95	42-80
Expected Final Mat.	7/25/2020	6/25/2017	4/25/2015	9/25/2013	6/25/2012

Sensitivity Analysis - To Maturity

% CPR	20%	25%	30%	35%	40%

Class M6
Avg. Life (yrs)	6.99	5.56	4.71	4.20	3.92
Window (mos)	37-167	37-132	38-107	39-89	40-76
Expected Final Mat.	9/25/2019	10/25/2016	9/25/2014	3/25/2013	2/25/2012

Class M7
Avg. Life (yrs)	6.91	5.48	4.63	4.12	3.82
Window (mos)	37-157	37-124	38-101	39-84	40-71
Expected Final Mat.	11/25/2018	2/25/2016	3/25/2014	10/25/2012	9/25/2011

Class M8
Avg. Life (yrs)	6.81	5.40	4.57	4.05	3.73
Window (mos)	37-146	37-115	38-94	38-78	39-66
Expected Final Mat.	12/25/2017	5/25/2015	8/25/2013	4/25/2012	4/25/2011

Class M9
Avg. Life (yrs)	6.67	5.29	4.47	3.95	3.65
Window (mos)	37-136	37-107	37-87	38-73	38-61
Expected Final Mat.	2/25/2017	9/25/2014	1/25/2013	11/25/2011	11/25/2010

Class B1
Avg. Life (yrs)	6.39	5.07	4.26	3.78	3.48
Window (mos)	37-124	37-97	37-79	37-66	38-56
Expected Final Mat.	2/25/2016	11/25/2013	5/25/2012	4/25/2011	6/25/2010

Class B2
Avg. Life (yrs)	5.76	4.57	3.86	3.42	3.18
Window (mos)	37-100	37-79	37-64	37-53	37-45
Expected Final Mat.	2/25/2014	5/25/2012	2/25/2011	3/25/2010	7/25/2009

Class B3
Avg. Life (yrs)	4.40	3.56	3.19	3.07	3.07
Window (mos)	37-73	37-57	37-46	37-39	37-37
Expected Final Mat.	11/25/2011	7/25/2010	8/25/2009	1/25/2009	11/25/2008

Available Funds Cap Schedule* (1)(2)(3)

*The Effective Available Funds Cap is shown for the first 60 Distribution Dates.  For purposes of this calculation, it was assumed that Net Swap Payments from the Swap Agreement were available to the Senior Certificates of each group in proportion to the related Collateral Group Balance.

Period	Group 1 Senior Net Funds Cap (%)	Subordinate Net Funds Cap (%)	Period	Group 1 Senior Net Funds Cap (%)	Subordinate Net Funds Cap (%)
1	6.32179	6.23249	40	15.49325	15.25420
2	21.94159	21.84933	41	17.81115	17.41685
3	21.15351	21.06423	42	16.11793	15.86842
4	21.03492	20.94693	43	16.55497	16.29726
5	23.18940	23.09199	44	15.92275	15.67348
6	20.87491	20.78694	45	16.37808	16.09985
7	21.52781	21.43691	46	15.75617	15.48696
8	20.82055	20.73259	47	15.90429	15.65496
9	21.49143	21.40056	48	16.47847	16.33115
10	20.77576	20.68850	49	15.85857	15.71615
11	20.75333	20.66507	50	16.29772	16.15070
12	21.44163	21.35044	51	15.70840	15.54741
13	20.59397	20.50572	52	15.62546	15.46541
14	21.18923	21.09806	53	17.23806	17.06906
15	20.37169	20.28347	54	15.50942	15.36574
16	20.21141	20.12388	55	15.94586	15.79754
17	22.17118	22.07550	56	15.35759	15.21421
18	19.82394	19.73752	57	15.79467	15.64666
19	20.26061	20.17132	58	15.21418	15.07314
20	19.37547	19.29085	59	15.16313	15.03135
21	19.75880	19.67212	60	15.60736	15.47723
22	18.86341	18.78025	61	11.77518	11.65041
23	20.57253	20.12354	62	12.16816	12.03939
24	21.33362	21.17049	63	11.77611	11.65163
25	18.66813	18.51032	64	11.77658	11.65293
26	18.25898	18.09646	65	13.04203	12.90690
27	16.77145	16.61484	66	11.78037	11.65881
28	16.10522	15.94910	67	12.17355	12.04844
29	17.38726	17.08768	68	11.78134	11.66041
30	15.99479	15.81521	69	12.17455	12.04974
31	16.21970	16.03157	70	11.78231	11.66236
32	15.46650	15.28488	71	11.78564	11.66723
33	15.86955	15.62938	72	12.17900	12.05680
34	15.23783	15.00524	73	11.78663	11.66886
35	15.86649	15.52968	74	12.18003	12.05850
36	16.43603	16.20942	75	11.78763	11.67017
37	15.79242	15.57322	76	11.78813	11.67151
38	16.20409	15.97767	77	12.60469	12.48078
39	15.59905	15.36014	78	11.79200	11.67624

(1)

Based on one-month LIBOR and six-month LIBOR of 20% for each period.

(2)

Assumes a constant prepayment rate of 30%.

(3)

Assumes no losses.

Excess Spread (1)(2)(3)

Period	Excess Spread	Period	Excess Spread
1	1.88%	31	3.83%
2	1.64%	32	3.63%
3	1.40%	33	3.81%
4	1.29%	34	3.61%
5	1.70%	35	3.76%
6	1.13%	36	3.98%
7	1.25%	37	3.79%
8	1.06%	38	4.02%
9	1.22%	39	3.88%
10	1.02%	40	3.89%
11	1.01%	41	4.47%
12	1.19%	42	3.96%
13	0.99%	43	4.14%
14	1.15%	44	3.96%
15	1.04%	45	4.14%
16	1.05%	46	3.96%
17	1.56%	47	3.99%
18	1.03%	48	4.18%
19	1.20%	49	3.99%
20	1.02%	50	4.17%
21	1.18%	51	3.98%
22	0.99%	52	3.98%
23	2.65%	53	4.54%
24	3.48%	54	4.02%
25	3.29%	55	4.19%
26	3.46%	56	4.02%
27	3.27%	57	4.20%
28	3.26%	58	4.03%
29	3.97%	59	4.05%
30	3.66%	60	4.24%

(1)

Based on gradually increasing one-month LIBOR and six-month LIBOR.

(2)

Assumes a constant prepayment rate of 30%.

(3)

Does not include swap payments to the Trust, reflects swap payments made by the Trust.

SAIL 2005-10 Collateral Summary – Aggregate

Collateral information is as of the Statistical Calculation Date.

Collateral Characteristics – Aggregate
	Collateral characteristics are listed below as of the Statistical Calculation Date.
Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	5,184	$1,030,763,902.80	59.16%	7.455%	100.00%	615	82.26%	56.62%	39.88%
3/27 ARM (Libor)	321	64,742,980.67	3.72	7.181	100.00	618	81.46	61.78	40.68
5/25 ARM (Libor)	25	6,404,326.93	0.37	7.055	100.00	666	81.60	39.53	51.20
6 Month ARM (Libor)	6	1,178,455.80	0.07	7.104	100.00	604	85.14	25.91	51.44
Balloon	1,379	102,784,074.36	5.90	9.597	0.00	653	93.75	48.42	9.33
Fixed Rate	1,001	150,332,387.30	8.63	7.321	0.00	631	79.10	63.19	36.66
Subtotal (Non-IO):	7,916	$1,356,206,127.86	77.84%	7.587%	81.34%	620	82.74%	56.87%	37.31%

Interest-Only Loans:
2/28 ARM (Libor)	1,287	$350,499,671.16	20.12%	6.755%	100.00%	642	80.02%	40.34%	16.65%
3/27 ARM (Libor)	101	24,394,423.03	1.40	6.508	100.00	663	79.84	46.81	25.34
5/25 ARM (Libor)	15	3,308,584.35	0.19	6.344	100.00	661	78.35	55.44	22.66
Fixed Rate	29	7,781,843.29	0.45	6.474	0.00	670	76.18	57.56	5.48
Subtotal (IO Loans):	1,432	$385,984,521.83	22.16%	6.730%	97.98%	644	79.92%	41.22%	17.03%

Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
24	10	$1,592,851.20	0.41%	7.375%	100.00%	626	78.57%	81.04%	23.43%
36	1	65,548.16	0.02	6.775	100.00	703	95.00	100.00	100.00
60	1,408	381,904,481.72	98.94	6.730	97.96	644	79.94	40.89	17.09
120	13	2,421,640.75	0.63	6.422	100.00	679	77.40	66.08	0.00
Total:	1,432	$385,984,521.83	100.00%	6.730%	97.98%	644	79.92%	41.22%	17.03%

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	899	$32,609,878.19	1.87%	10.067%	25.22%	634	93.70%	61.21%	7.42%
50,000.01 - 100,000.00	1,876	141,075,102.94	8.10	8.628	56.93	625	86.32	62.93	17.33
100,000.01 - 150,000.00	1,815	227,597,190.15	13.06	7.658	77.76	621	82.59	67.26	29.94
150,000.01 - 200,000.00	1,383	242,425,828.67	13.91	7.359	89.14	618	80.81	62.89	33.44
200,000.01 - 250,000.00	1,010	226,559,139.03	13.00	7.233	89.40	620	80.53	54.70	36.48
250,000.01 - 300,000.00	761	209,331,824.44	12.02	7.163	90.62	623	79.65	45.07	31.45
300,000.01 - 350,000.00	505	163,879,563.58	9.41	7.123	90.94	629	81.30	41.91	33.91
350,000.01 - 400,000.00	400	149,752,080.77	8.60	7.057	93.60	629	81.77	41.18	34.09
400,000.01 - 450,000.00	253	107,794,614.37	6.19	7.054	92.49	634	82.82	45.10	40.92
450,000.01 - 500,000.00	203	96,532,776.87	5.54	6.974	93.09	630	82.95	42.48	40.45
500,000.01 - 550,000.00	89	46,932,523.35	2.69	7.147	86.61	652	84.51	53.96	47.34
550,000.01 - 600,000.00	73	42,042,136.47	2.41	7.110	93.07	630	82.89	46.60	36.66
600,000.01 - 650,000.00	37	23,221,962.78	1.33	6.948	97.36	629	81.51	59.64	29.62
650,000.01 >=	44	32,436,028.08	1.86	6.889	81.07	647	82.43	58.66	39.72
Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	8,038	$1,665,934,845.69	95.62%	7.252%	88.92%	624	81.30%	53.99%	34.32%
2nd Lien	1,310	76,255,804.00	4.38	10.574	0.00	658	99.86	40.49	0.00
Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Purchase	4,620	$761,026,056.55	43.68%	7.574%	86.43%	651	85.54%	48.04%	29.70%
Cash Out Refinance	3,396	727,201,629.09	41.74	7.320	85.40	605	78.96	58.35	34.38
Rate/Term Refinance	1,156	219,583,560.44	12.60	7.075	77.93	609	80.88	52.47	38.42
Debt Consolidation	152	31,711,018.32	1.82	7.134	92.86	605	80.30	73.92	33.57
Home Improvement	24	2,668,385.29	0.15	7.609	71.27	637	89.85	67.52	26.89
Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	8,110	$1,521,015,690.29	87.30%	7.305%	83.99%	620	81.56%	53.71%	28.69%
Investment	1,043	190,984,997.20	10.96	8.072	93.17	659	86.29	53.64	66.92
Second Home	195	30,189,962.20	1.73	7.795	85.65	675	83.62	36.55	25.14
Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	1,359	$82,430,431.34	4.73%	10.304%	0.00%	655	97.79%	42.41%	2.01%
181 - 240	47	4,206,800.38	0.24	7.973	0.00	619	79.94	70.23	23.55
241 - 360	7,942	1,655,553,417.97	95.03	7.251	89.47	624	81.34	53.91	34.38
Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	1,359	$82,430,431.34	4.73%	10.304%	0.00%	655	97.79%	42.41%	2.01%
181 - 240	47	4,206,800.38	0.24	7.973	0.00	619	79.94	70.23	23.55
241 - 360	7,942	1,655,553,417.97	95.03	7.251	89.47	624	81.34	53.91	34.38
Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	2,149	$580,678,674.42	33.33%	7.113%	87.26%	625	80.03%	43.21%	27.35%
IL	792	139,215,308.44	7.99	7.765	92.08	631	84.18	55.36	42.56
FL	699	117,192,845.08	6.73	7.522	85.68	620	82.41	53.81	35.14
AZ	557	98,470,272.55	5.65	7.522	93.41	615	82.13	62.32	35.79
NY	304	85,900,020.17	4.93	7.491	80.24	638	83.03	40.37	39.63
TX	591	64,749,893.26	3.72	7.752	74.44	620	82.60	57.31	20.74
MD	255	50,913,853.01	2.92	7.346	83.03	611	80.06	65.40	36.66
NJ	183	44,626,828.24	2.56	7.375	83.49	625	81.30	48.86	36.89
NV	205	40,531,474.60	2.33	7.465	90.42	632	82.48	52.83	31.21
MN	273	39,185,966.64	2.25	7.784	84.81	637	85.50	63.63	33.10
Other	3,340	480,725,513.28	27.59	7.484	80.60	627	83.72	63.38	35.17
Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	421	$71,912,790.09	4.13%	7.016%	73.59%	593	49.26%	53.73%	0.00%
60.01 to 70.00%	597	127,733,681.88	7.33	7.063	83.66	589	66.43	55.82	0.00
70.01 to 80.00%	3,596	765,990,754.12	43.97	6.978	90.51	629	78.83	47.74	0.00
80.01 to 85.00%
With MI:	695	153,490,530.05	8.81	7.404	88.16	599	84.44	58.88	100.00
Without MI:	219	33,438,821.59	1.92	7.883	94.18	563	84.69	61.75	0.00
85.01 to 90.00%
With MI:	1,197	274,094,216.97	15.73	7.463	89.56	637	89.70	52.61	100.00
Without MI:	358	51,629,770.16	2.96	7.994	95.54	589	89.73	76.85	0.00
90.01 to 95.00%
With MI:	521	110,654,643.16	6.35	7.689	89.80	667	94.83	73.39	100.00
Without MI:	163	30,281,204.47	1.74	8.034	95.30	613	94.67	63.18	0.00
95.01 to 100.00%
With MI:	170	33,506,448.11	1.92	7.937	78.92	691	99.88	62.08	100.00
Without MI:	101	13,201,985.09	0.76	8.416	90.12	634	99.91	59.27	0.00
Subtotal (First Lien):	8,038	$1,665,934,845.69	95.62%	7.252%	88.92%	624	81.30%	53.99%	34.32%

Second Lien Loans:
85.01 to 90.00%	3	$126,452.00	0.01%	10.129%	0.00%	670	88.48%	73.15%	0.00%
90.01 to 95.00%	37	1,722,816.49	0.10	10.641	0.00	653	94.78	30.97	0.00
95.01 to 100.00%	1,270	74,406,535.51	4.27	10.573	0.00	658	99.99	40.65	0.00
Subtotal (Second Lien):	1,310	$76,255,804.00	4.38%	10.574%	0.00%	658	99.86%	40.49%	0.00%

Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

*Includes the loan in the securitization and any senior liens.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	3,003	$643,396,328.53	36.93%	7.463%	86.92%	631	85.34%	58.32%	88.82%
60.01 to 70.00%	598	127,995,981.73	7.35	7.064	83.70	589	66.45	55.70	0.20
70.01 to 80.00%	3,596	765,990,754.12	43.97	6.978	90.51	629	78.83	47.74	0.00
80.01 to 85.00%	219	33,438,821.59	1.92	7.883	94.18	563	84.69	61.75	0.00
85.01 to 90.00%	358	51,629,770.16	2.96	7.994	95.54	589	89.73	76.85	0.00
90.01 to 95.00%	163	30,281,204.47	1.74	8.034	95.30	613	94.67	63.18	0.00
95.01 to 100.00%	101	13,201,985.09	0.76	8.416	90.12	634	99.91	59.27	0.00
Subtotal (First Lien):	8,038	$1,665,934,845.69	95.62%	7.252%	88.92%	624	81.30%	53.99%	34.32%

Second Lien Loans:
85.01 to 90.00%	3	$126,452.00	0.01%	10.129%	0.00%	670	88.48%	73.15%	0.00%
90.01 to 95.00%	37	1,722,816.49	0.10	10.641	0.00	653	94.78	30.97	0.00
95.01 to 100.00%	1,270	74,406,535.51	4.27	10.573	0.00	658	99.99	40.65	0.00
Subtotal (Second Lien):	1,310	$76,255,804.00	4.38%	10.574%	0.00%	658	99.86%	40.49%	0.00%

Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

*Combined LTV after taking mortgage insurance into account.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	418	$71,462,771.53	4.10%	7.012%	73.65%	594	49.23%	53.68%	0.00%
60.01 to 70.00%	565	124,495,949.36	7.15	7.070	83.33	588	66.39	55.27	0.00
70.01 to 80.00%	1,589	344,447,167.33	19.77	7.146	85.61	596	77.47	51.00	0.00
80.01 to 85.00%
With MI:	666	148,347,576.46	8.52	7.394	87.96	598	84.43	59.52	100.00
Without MI:	178	29,865,964.40	1.71	7.779	93.57	567	84.37	60.66	0.00
85.01 to 90.00%
With MI:	1,131	263,551,854.31	15.13	7.450	89.30	637	89.68	51.98	100.00
Without MI:	290	46,766,056.42	2.68	7.836	94.57	594	88.97	72.11	0.00
90.01 to 95.00%
With MI:	523	110,603,446.66	6.35	7.675	89.65	665	94.63	72.07	100.00
Without MI:	271	51,440,019.31	2.95	7.710	94.24	623	88.79	49.83	0.00
95.01 to 100.00%
With MI:	263	49,242,960.86	2.83	7.909	84.49	676	96.69	64.09	100.00
Without MI:	2,144	425,711,079.05	24.44	6.916	94.61	654	80.67	47.59	0.00
Subtotal (First Lien):	8,038	$1,665,934,845.69	95.62%	7.252%	88.92%	624	81.30%	53.99%	34.32%

Second Lien Loans:
85.01 to 90.00%	3	$126,452.00	0.01%	10.129%	0.00%	670	88.48%	73.15%	0.00%
90.01 to 95.00%	37	1,722,816.49	0.10	10.641	0.00	653	94.78	30.97	0.00
95.01 to 100.00%	1,270	74,406,535.51	4.27	10.573	0.00	658	99.99	40.65	0.00
Subtotal (Second Lien):	1,310	$76,255,804.00	4.38%	10.574%	0.00%	658	99.86%	40.49%	0.00%

Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

*Includes all liens on the mortgaged property.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
450 - 499	2	$213,584.70	0.01%	7.496%	71.06%	476	85.78%	0.00%	0.00%
500 - 520	285	49,098,714.82	2.82	8.424	94.67	511	74.79	74.76	15.49
521 - 540	454	84,236,016.31	4.84	7.791	90.66	531	75.13	72.33	20.63
541 - 560	643	129,693,086.09	7.44	7.559	91.30	551	77.66	70.68	31.02
561 - 580	823	158,958,373.13	9.12	7.436	88.89	571	79.08	65.51	31.00
581 - 600	1,048	185,298,633.21	10.64	7.375	88.44	591	80.70	69.19	28.85
601 - 620	1,368	237,580,740.39	13.64	7.360	85.61	611	82.43	63.19	26.90
621 - 640	1,259	229,567,648.18	13.18	7.376	84.17	630	83.69	50.21	32.07
641 - 660	1,043	198,355,613.05	11.39	7.236	80.99	650	83.74	40.43	37.82
661 - 680	834	154,953,418.52	8.89	7.339	79.56	669	85.12	39.76	42.41
681 - 700	562	111,915,815.66	6.42	7.286	79.26	690	85.08	31.76	39.86
701 - 720	411	81,631,732.26	4.69	7.208	82.08	710	85.40	28.49	40.49
721 - 740	264	53,950,192.58	3.10	7.098	82.51	730	84.65	35.20	37.88
741 - 760	183	35,387,773.22	2.03	7.269	84.78	750	86.55	27.29	38.69
761 - 780	106	18,998,847.18	1.09	7.238	77.45	770	86.14	35.03	36.10
781 >=	63	12,350,460.39	0.71	7.385	74.59	792	88.11	59.96	55.86
Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	6,512	$1,175,803,953.81	67.49%	7.368%	84.30%	621	81.70%	53.86%	31.36%
PUD	1,335	258,664,339.70	14.85	7.377	86.03	622	82.28	58.44	32.84
2-4 Family	708	173,669,821.10	9.97	7.546	89.20	649	83.57	45.91	44.70
Condo	793	134,052,535.08	7.69	7.500	83.98	645	83.55	49.34	30.14
Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$345,207,229.85	$87,350,336.34	$926,307,284.96	$14,353,604.18	$0.00	$8,045,118.63	$1,381,263,573.96
Fixed Rate	26,847,153.77	7,412,613.89	9,317,187.19	82,526,323.31	187,863.60	31,823,088.83	158,114,230.59
Balloon	27,546,494.49	3,897,913.67	18,072,796.97	50,988,662.49	72,964.10	2,205,242.64	102,784,074.36
3/27 ARM (Libor)	25,931,784.68	1,138,288.86	2,393,503.06	59,290,396.68	0.00	383,430.42	89,137,403.70
5/25 ARM (Libor)	1,966,953.39	1,644,951.73	562,400.18	4,915,605.98	0.00	623,000.00	9,712,911.28
6 Month ARM (Libor)	0.00	327,790.85	300,920.83	107,913.21	0.00	441,830.91	1,178,455.80
Total:	$427,499,616.18	$101,771,895.34	$956,954,093.19	$212,182,505.85	$260,827.70	$43,521,711.43	$1,742,190,649.69

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	24.99%	6.32%	67.06%	1.04%	0.00%	0.58%	79.28%
Fixed Rate	16.98	4.69	5.89	52.19	0.12	20.13	9.08
Balloon	26.80	3.79	17.58	49.61	0.07	2.15	5.90
3/27 ARM (Libor)	29.09	1.28	2.69	66.52	0.00	0.43	5.12
5/25 ARM (Libor)	20.25	16.94	5.79	50.61	0.00	6.41	0.56
6 Month ARM (Libor)	0.00	27.82	25.54	9.16	0.00	37.49	0.07
Total:	24.54%	5.84%	54.93%	12.18%	0.01%	2.50%	100.00%

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	4,480	$896,386,123.92	51.45%	7.274%	86.34%	620	81.16%	57.10%	31.03%
None	2,395	427,499,616.18	24.54	7.908	87.28	634	83.68	52.50	38.06
5% of UPB	1,362	260,729,255.96	14.97	6.913	80.73	629	81.57	38.34	30.86
2% of UPB	288	45,583,819.81	2.62	7.442	88.69	641	83.93	60.64	34.45
1% of UPB	255	42,971,681.57	2.47	7.095	71.10	629	82.04	41.67	27.77
Other	568	69,020,152.25	3.96	7.827	76.51	624	85.82	70.36	33.03
Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	5,425	$930,349,748.13	53.40%	7.322%	83.96%	610	82.48%	100.00%	36.18%
Stated	3,661	753,349,119.08	43.24	7.506	86.34	645	81.71	0.00	28.73
Limited	248	55,651,352.98	3.19	7.215	84.23	621	81.67	0.00	33.35
No Documentation	14	2,840,429.50	0.16	6.778	100.00	672	79.49	0.00	7.43
Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full Doc Loans:
Not Available	1	$163,881.90	0.01%	7.650%	0.00%	630	80.00%	100.00%	0.00%
0.01 to 5.00	11	2,547,273.10	0.15	7.548	91.99	635	86.70	100.00	38.36
5.01 to 10.00	26	4,151,852.33	0.24	7.831	68.64	627	86.81	100.00	54.03
10.01 to 15.00	71	11,692,746.56	0.67	7.680	86.27	618	83.00	100.00	30.45
15.01 to 20.00	143	21,679,341.25	1.24	7.388	79.35	621	79.11	100.00	39.70
20.01 to 25.00	241	34,635,797.23	1.99	7.320	78.88	609	80.34	100.00	36.31
25.01 to 30.00	409	60,755,545.69	3.49	7.375	80.70	614	81.22	100.00	36.17
30.01 to 35.00	631	98,999,459.99	5.68	7.288	82.41	608	81.46	100.00	39.03
35.01 to 40.00	838	138,725,704.06	7.96	7.381	83.98	605	82.02	100.00	35.86
40.01 to 45.00	1,079	187,551,653.44	10.77	7.308	83.61	611	83.25	100.00	37.13
45.01 to 50.00	1,526	270,667,609.74	15.54	7.326	85.43	613	83.75	100.00	35.01
50.01 to 55.00	442	96,957,531.70	5.57	7.187	87.05	604	81.15	100.00	34.78
55.01 to 60.00	7	1,821,351.14	0.10	6.596	95.75	601	80.95	100.00	6.50
Subtotal (Full Doc):	5,425	$930,349,748.13	53.40%	7.322%	83.96%	610	82.48%	100.00%	36.18%

Non-Full Doc Loans:
Not Available	13	$3,595,149.24	0.21%	7.097%	94.20%	658	77.08%	0.00%	5.80%
0.01 to 5.00	4	879,467.61	0.05	7.087	100.00	675	88.45	0.00	100.00
5.01 to 10.00	15	3,365,681.63	0.19	7.010	80.06	646	78.47	0.00	46.08
10.01 to 15.00	33	6,106,398.92	0.35	7.825	89.89	631	80.17	0.00	37.28
15.01 to 20.00	68	11,174,931.66	0.64	7.636	76.42	643	79.74	0.00	39.48
20.01 to 25.00	135	22,518,206.29	1.29	7.695	91.46	636	82.03	0.00	44.93
25.01 to 30.00	242	43,345,301.06	2.49	7.528	87.51	645	80.67	0.00	34.96
30.01 to 35.00	376	78,435,804.70	4.50	7.313	87.87	639	80.06	0.00	31.35
35.01 to 40.00	675	137,363,192.94	7.88	7.458	88.03	639	80.95	0.00	29.79
40.01 to 45.00	937	193,652,483.64	11.12	7.472	86.43	646	82.27	0.00	28.08
45.01 to 50.00	1,266	269,294,073.02	15.46	7.538	84.04	647	82.60	0.00	25.81
50.01 to 55.00	152	39,258,310.85	2.25	7.489	87.31	625	81.17	0.00	27.53
55.01 to 60.00	7	2,851,900.00	0.16	6.292	100.00	667	78.03	0.00	13.32
Subtotal (Non-Full Doc):	3,923	$811,840,901.56	46.60%	7.483%	86.25%	643	81.70%	0.00%	28.97%

Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	57	$15,798,224.91	0.91%	5.382%	100.00%	673	75.96%	76.33%	18.71%
5.501 to 6.000	329	90,664,783.41	5.20	5.868	100.00	654	77.54	54.12	15.26
6.001 to 6.500	867	217,778,082.20	12.50	6.326	100.00	640	78.87	57.60	21.46
6.501 to 7.000	1,673	393,957,527.14	22.61	6.808	100.00	625	80.18	51.82	27.34
7.001 to 7.500	1,184	257,331,270.89	14.77	7.288	100.00	622	81.91	50.50	37.45
7.501 to 8.000	1,099	225,001,690.78	12.91	7.779	100.00	612	83.30	53.05	43.83
8.001 to 8.500	658	119,777,619.59	6.88	8.285	100.00	604	85.07	50.38	48.76
8.501 to 9.000	621	103,066,131.25	5.92	8.759	100.00	608	87.20	52.18	55.17
9.001 to 9.500	248	34,096,286.32	1.96	9.250	100.00	603	86.74	50.85	51.47
9.501 to 10.000	130	16,453,370.03	0.94	9.724	100.00	595	85.55	42.60	33.41
10.001 to 10.500	48	5,580,310.71	0.32	10.219	100.00	568	80.59	29.18	36.79
10.501 to 11.000	13	829,702.82	0.05	10.847	100.00	525	77.48	61.49	0.00
Greater than 11.000	12	957,344.69	0.05	11.488	100.00	522	71.61	44.95	0.00
Subtotal (ARM Loans):	6,939	$1,481,292,344.74	85.02%	7.257%	100.00%	623	81.65%	52.73%	34.20%

Fixed Rate Loans:
Less than 5.501	1	$464,491.02	0.03%	5.500%	0.00%	717	75.61%	100.00%	0.00%
5.501 to 6.000	24	6,396,398.66	0.37	5.941	0.00	682	76.50	41.72	29.68
6.001 to 6.500	122	30,712,365.85	1.76	6.321	0.00	662	76.12	62.37	25.74
6.501 to 7.000	298	59,224,108.96	3.40	6.833	0.00	635	76.86	66.72	31.45
7.001 to 7.500	194	34,144,793.20	1.96	7.301	0.00	630	78.90	66.73	39.57
7.501 to 8.000	221	30,425,902.01	1.75	7.765	0.00	621	80.15	62.16	39.52
8.001 to 8.500	97	11,096,006.51	0.64	8.275	0.00	607	82.08	65.17	40.63
8.501 to 9.000	83	7,079,137.95	0.41	8.774	0.00	612	88.23	64.14	55.08
9.001 to 9.500	106	7,232,107.05	0.42	9.397	0.00	668	95.75	73.16	16.90
9.501 to 10.000	294	18,317,615.86	1.05	9.850	0.00	677	98.60	39.36	4.28
10.001 to 10.500	284	17,270,889.45	0.99	10.321	0.00	668	99.22	32.15	3.05
10.501 to 11.000	323	18,136,429.64	1.04	10.817	0.00	647	99.42	37.23	1.28
Greater than 11.000	362	20,398,058.79	1.17	11.555	0.00	616	99.19	44.95	0.00
Subtotal (Fixed Rate):	2,409	$260,898,304.95	14.98%	8.192%	0.00%	641	84.79%	57.21%	24.97%

Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	17	$4,121,442.11	0.28%	6.374%	100.00%	677	77.80%	11.11%	23.82%
3.001 - 3.500	18	3,750,806.23	0.25	6.757	100.00	653	79.23	42.25	36.64
3.501 - 4.000	31	5,903,859.34	0.40	6.937	100.00	619	80.67	57.47	25.42
4.001 - 4.500	94	16,444,146.65	1.11	7.766	100.00	631	84.64	59.01	48.74
4.501 - 5.000	493	99,557,869.88	6.72	7.588	100.00	628	83.24	51.90	40.65
5.001 - 5.500	1,130	266,923,009.36	18.02	7.087	100.00	609	80.28	56.04	38.03
5.501 - 6.000	2,395	530,423,900.40	35.81	7.137	100.00	639	82.80	60.48	38.04
6.001 - 6.500	1,792	374,038,943.23	25.25	7.321	100.00	620	80.79	39.83	24.35
6.501 - 7.000	620	126,093,591.36	8.51	7.356	100.00	597	79.00	51.98	30.11
7.001 - 7.500	181	32,504,501.61	2.19	7.662	100.00	602	84.47	46.58	44.16
7.501 - 8.000	101	14,257,168.60	0.96	8.201	100.00	594	87.41	65.14	32.47
8.001 - 8.500	37	4,357,720.92	0.29	8.765	100.00	592	89.02	64.23	47.11
8.501 - 9.000	21	2,248,252.06	0.15	9.197	100.00	589	91.50	83.45	31.65
9.001 - 9.500	7	500,070.79	0.03	9.659	100.00	588	86.79	60.51	36.66
9.501 - 10.000	2	167,062.20	0.01	9.717	100.00	588	83.54	0.00	0.00
Total:	6,939	$1,481,292,344.74	100.00%	7.257%	100.00%	623	81.65%	52.73%	34.20%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	2	$352,800.00	0.02%	7.125%	100.00%	702	80.00%	32.88%	0.00%
1.500	126	18,130,261.28	1.22	7.459	100.00	613	82.82	47.59	31.22
2.000	176	36,504,577.08	2.46	7.369	100.00	618	83.52	48.34	40.57
3.000	6,625	1,423,168,841.85	96.08	7.252	100.00	623	81.59	53.03	34.16
5.000	5	1,866,672.23	0.13	7.071	100.00	649	80.00	0.00	0.00
6.000	5	1,269,192.30	0.09	7.575	100.00	682	71.56	0.00	0.00
Total:	6,939	$1,481,292,344.74	100.00%	7.257%	100.00%	623	81.65%	52.73%	34.20%

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	6,799	$1,460,177,817.65	98.57%	7.255%	100.00%	623	81.64%	52.85%	34.31%
1.500	129	18,516,775.67	1.25	7.455	100.00	613	82.85	48.68	30.57
2.000	11	2,597,751.42	0.18	7.044	100.00	646	75.52	16.72	0.00
Total:	6,939	$1,481,292,344.74	100.00%	7.257%	100.00%	623	81.65%	52.73%	34.20%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
9.501 - 10.000	1	$80,000.00	0.01%	7.800%	100.00%	622	100.00%	100.00%	0.00%
11.001 - 11.500	36	9,308,727.19	0.63	5.391	100.00	668	76.28	66.38	15.13
11.501 - 12.000	199	51,704,093.50	3.49	5.895	100.00	656	78.36	38.96	11.72
12.001 - 12.500	492	121,179,199.96	8.18	6.295	100.00	638	78.88	50.95	22.60
12.501 - 13.000	1,076	244,766,423.07	16.52	6.656	100.00	625	79.53	51.83	25.66
13.001 - 13.500	909	197,503,576.47	13.33	6.779	100.00	628	80.47	62.10	30.07
13.501 - 14.000	1,154	261,436,111.39	17.65	7.081	100.00	622	81.42	57.18	31.31
14.001 - 14.500	902	196,711,315.64	13.28	7.458	100.00	622	82.24	49.87	37.74
14.501 - 15.000	868	174,459,767.91	11.78	7.903	100.00	614	83.37	52.16	44.81
15.001 - 15.500	506	93,560,359.14	6.32	8.359	100.00	606	85.13	47.07	48.60
15.501 - 16.000	473	84,179,910.21	5.68	8.794	100.00	611	87.09	49.75	57.49
16.001 - 16.500	178	27,366,959.66	1.85	9.304	100.00	605	86.58	45.54	53.75
16.501 - 17.000	86	12,983,695.97	0.88	9.727	100.00	599	85.60	33.91	40.12
17.001 - 17.500	36	4,331,632.28	0.29	10.173	100.00	564	78.58	28.19	34.15
17.501 - 18.000	11	763,227.66	0.05	10.852	100.00	526	77.67	58.13	0.00
18.001 - 18.500	6	540,094.69	0.04	11.236	100.00	522	73.70	56.67	0.00
18.501 - 19.000	5	378,250.00	0.03	11.698	100.00	520	69.82	22.54	0.00
19.501 >=	1	39,000.00	0.00	12.950	100.00	544	60.00	100.00	0.00
Total:	6,939	$1,481,292,344.74	100.00%	7.257%	100.00%	623	81.65%	52.73%	34.20%

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	96	$20,642,599.09	1.39%	6.203%	100.00%	669	82.16%	48.41%	29.20%
5.501 - 6.000	367	97,471,306.41	6.58	5.892	100.00	656	77.49	57.81	14.76
6.001 - 6.500	880	221,006,359.41	14.92	6.333	100.00	639	79.11	57.19	22.22
6.501 - 7.000	1,644	388,685,917.76	26.24	6.814	100.00	625	80.13	51.99	27.66
7.001 - 7.500	1,171	254,929,070.93	17.21	7.296	100.00	621	81.81	50.79	36.84
7.501 - 8.000	1,090	222,661,155.41	15.03	7.786	100.00	612	83.25	53.33	43.58
8.001 - 8.500	644	117,798,359.64	7.95	8.292	100.00	603	84.94	50.41	48.93
8.501 - 9.000	611	101,718,632.29	6.87	8.763	100.00	607	87.13	52.19	55.52
9.001 - 9.500	241	33,184,586.80	2.24	9.253	100.00	603	86.61	49.96	51.89
9.501 - 10.000	123	15,881,950.42	1.07	9.722	100.00	593	85.19	40.95	33.15
10.001 - 10.500	47	5,525,359.07	0.37	10.220	100.00	568	80.39	28.48	37.15
10.501 - 11.000	13	829,702.82	0.06	10.847	100.00	525	77.48	61.49	0.00
11.001 - 11.500	6	540,094.69	0.04	11.236	100.00	522	73.70	56.67	0.00
11.501 - 12.000	5	378,250.00	0.03	11.698	100.00	520	69.82	22.54	0.00
12.501 - 13.000	1	39,000.00	0.00	12.950	100.00	544	60.00	100.00	0.00
Total:	6,939	$1,481,292,344.74	100.00%	7.257%	100.00%	623	81.65%	52.73%	34.20%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	10	$1,924,099.16	0.13%	7.331%	100.00%	599	81.88%	36.13%	40.93%
13 - 24	6,458	1,378,665,025.08	93.07	7.276	100.00	622	81.70	52.48	33.99
25 - 36	430	90,847,909.22	6.13	7.015	100.00	630	80.99	57.63	36.48
37 >=	41	9,855,311.28	0.67	6.821	100.00	664	80.49	45.75	40.88
Total:	6,939	$1,481,292,344.74	100.00%	7.257%	100.00%	623	81.65%	52.73%	34.20%

SAIL 2005-10 Collateral Summary – Group 1

Collateral information is as of the Statistical Calculation Date.

Collateral Characteristics – Group 1
Collateral characteristics are listed below as of the Statistical Calculation Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non-IO Loans:
2/28 ARM (Libor)	873	$116,053,942.02	61.20%	7.570%	100.00%	622	83.56%	62.82%	36.54%
3/27 ARM (Libor)	45	6,855,705.78	3.62	7.283	100.00	635	82.99	52.37	43.97
5/25 ARM (Libor)	2	320,333.00	0.17	7.054	100.00	589	56.89	100.00	0.00
Balloon	185	9,217,872.75	4.86	9.581	0.00	648	94.55	52.63	17.07
Fixed Rate	113	13,080,977.72	6.90	7.533	0.00	646	78.84	68.39	38.73
Subtotal (Non-IO):	1,218	$145,528,831.27	76.75%	7.680%	84.68%	627	83.75%	62.27%	35.78%

Interest-Only Loans:
2/28 ARM (Libor)	222	$39,206,654.60	20.68%	6.736%	100.00%	650	79.67%	50.22%	10.34%
3/27 ARM (Libor)	24	3,893,128.95	2.05	6.595	100.00	651	79.69	44.82	12.64
5/25 ARM (Libor)	2	241,024.80	0.13	6.694	100.00	685	85.86	100.00	0.00
Fixed Rate	6	755,550.00	0.40	6.854	0.00	673	81.09	80.41	21.94
Subtotal (IO Loans):	254	$44,096,358.35	23.25%	6.725%	98.29%	651	79.73%	50.53%	10.68%

Total:	1,472	$189,625,189.62	100.00%	7.458%	87.84%	632	82.81%	59.54%	29.94%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
24	1	$98,000.00	0.22%	7.500%	100.00%	628	79.67%	0.00%	0.00%
60	250	43,625,413.55	98.93	6.720	98.27	650	79.69	50.52	10.80
120	3	372,944.80	0.85	7.152	100.00	689	83.79	64.63	0.00
Total:	254	$44,096,358.35	100.00%	6.725%	98.29%	651	79.73%	50.53%	10.68%

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	204	$7,167,318.31	3.78%	9.923%	30.54%	633	92.67%	60.91%	5.28%
50,000.01 - 100,000.00	426	31,476,833.00	16.60	7.970	80.90	621	85.14	72.78	19.28
100,000.01 - 150,000.00	374	46,503,993.23	24.52	7.266	93.64	631	82.75	66.25	25.83
150,000.01 - 200,000.00	220	38,092,522.13	20.09	7.190	91.41	632	82.33	61.82	35.29
200,000.01 - 250,000.00	121	27,287,326.60	14.39	7.210	91.70	639	80.73	47.32	34.89
250,000.01 - 300,000.00	81	22,000,897.44	11.60	7.155	92.41	630	79.41	43.10	29.69
300,000.01 - 350,000.00	28	9,169,109.62	4.84	7.487	88.88	640	82.41	42.66	56.64
350,000.01 - 400,000.00	7	2,617,782.95	1.38	7.052	86.44	663	83.60	56.39	42.45
400,000.01 - 450,000.00	3	1,264,780.00	0.67	6.968	100.00	745	81.71	33.88	34.27
450,000.01 - 500,000.00	4	1,909,000.00	1.01	7.403	100.00	618	83.07	75.69	26.19
500,000.01 - 550,000.00	4	2,135,626.34	1.13	7.587	75.53	646	88.39	75.48	74.27
Total:	1,472	$189,625,189.62	100.00%	7.458%	87.84%	632	82.81%	59.54%	29.94%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	1,295	$183,009,928.51	96.51%	7.345%	91.02%	631	82.20%	60.15%	31.02%
2nd Lien	177	6,615,261.11	3.49	10.585	0.00	657	99.75	42.62	0.00
Total:	1,472	$189,625,189.62	100.00%	7.458%	87.84%	632	82.81%	59.54%	29.94%

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Purchase	1,160	$133,733,757.40	70.53%	7.484%	89.69%	641	84.64%	61.64%	27.41%
Cash Out Refinance	235	42,967,822.09	22.66	7.462	81.51	610	77.74	58.62	34.36
Rate/Term Refinance	66	11,213,135.84	5.91	7.102	88.81	621	80.30	38.31	38.02
Debt Consolidation	9	1,527,912.93	0.81	7.696	95.36	601	83.38	59.27	63.90
Home Improvement	2	182,561.36	0.10	7.395	100.00	674	85.00	40.45	59.55
Total:	1,472	$189,625,189.62	100.00%	7.458%	87.84%	632	82.81%	59.54%	29.94%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	1,285	$159,078,151.07	83.89%	7.339%	87.11%	627	82.19%	60.31%	22.63%
Investment	180	29,834,922.87	15.73	8.082	92.23	661	86.32	56.41	69.26
Second Home	7	712,115.68	0.38	7.899	66.56	666	75.68	19.15	16.18
Total:	1,472	$189,625,189.62	100.00%	7.458%	87.84%	632	82.81%	59.54%	29.94%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	181	$7,121,561.93	3.76%	10.324%	0.00%	655	98.10%	44.28%	4.52%
181 - 240	7	672,657.46	0.35	7.883	0.00	631	86.51	86.36	32.48
241 - 360	1,284	181,830,970.23	95.89	7.344	91.61	631	82.20	60.04	30.93
Total:	1,472	$189,625,189.62	100.00%	7.458%	87.84%	632	82.81%	59.54%	29.94%

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	181	$7,121,561.93	3.76%	10.324%	0.00%	655	98.10%	44.28%	4.52%
181 - 240	7	672,657.46	0.35	7.883	0.00	631	86.51	86.36	32.48
241 - 360	1,284	181,830,970.23	95.89	7.344	91.61	631	82.20	60.04	30.93
Total:	1,472	$189,625,189.62	100.00%	7.458%	87.84%	632	82.81%	59.54%	29.94%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	137	$30,657,219.62	16.17%	7.026%	90.10%	625	76.30%	47.24%	23.17%
IL	118	17,083,095.09	9.01	7.660	92.53	642	85.74	57.63	39.06
TX	166	13,663,783.43	7.21	7.745	80.68	608	82.48	76.56	14.79
AZ	88	11,862,439.61	6.26	7.367	94.78	626	82.05	59.79	30.97
FL	70	9,706,174.54	5.12	7.459	90.17	644	83.84	56.04	44.86
MN	62	8,164,034.11	4.31	7.631	89.63	654	85.96	54.71	30.91
CO	54	7,597,250.77	4.01	7.071	88.78	629	83.77	66.83	28.60
MD	41	5,963,070.40	3.14	7.397	78.23	643	80.84	50.23	27.78
GA	49	5,902,809.77	3.11	7.391	90.33	623	84.35	56.37	31.56
NY	24	5,567,289.20	2.94	7.865	74.43	651	86.58	63.96	62.27
Other	663	73,458,023.08	38.74	7.552	87.01	633	84.20	62.83	28.95
Total:	1,472	$189,625,189.62	100.00%	7.458%	87.84%	632	82.81%	59.54%	29.94%

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	37	$6,124,889.85	3.23%	6.989%	61.61%	606	50.23%	50.26%	0.00%
60.01 to 70.00%	80	13,586,329.42	7.16	7.045	85.69	599	66.90	62.33	0.00
70.01 to 80.00%	636	88,685,230.60	46.77	6.906	94.28	637	79.18	55.36	0.00
80.01 to 85.00%
With MI:	67	10,871,182.17	5.73	7.763	88.24	609	84.66	54.82	100.00
Without MI:	39	3,488,522.77	1.84	8.339	100.00	557	84.92	82.40	0.00
85.01 to 90.00%
With MI:	161	26,285,895.02	13.86	7.725	91.55	637	89.89	58.26	100.00
Without MI:	89	7,981,881.79	4.21	8.620	100.00	572	89.96	81.24	0.00
90.01 to 95.00%
With MI:	89	14,168,077.31	7.47	7.838	82.07	681	94.83	75.14	100.00
Without MI:	24	3,346,895.42	1.77	8.404	100.00	601	94.54	83.42	0.00
95.01 to 100.00%
With MI:	38	5,451,252.76	2.87	7.747	85.99	686	100.00	53.07	100.00
Without MI:	35	3,019,771.40	1.59	8.751	91.07	622	99.98	82.05	0.00
Subtotal (First Lien):	1,295	$183,009,928.51	96.51%	7.345%	91.02%	631	82.20%	60.15%	31.02%

Second Lien Loans:
90.01 to 95.00%	8	$286,081.01	0.15%	10.168%	0.00%	672	94.97%	22.98%	0.00%
95.01 to 100.00%	169	6,329,180.10	3.34	10.603	0.00	657	99.97	43.51	0.00
Subtotal (Second Lien):	177	$6,615,261.11	3.49%	10.585%	0.00%	657	99.75%	42.62%	0.00%

Total:	1,472	$189,625,189.62	100.00%	7.458%	87.84%	632	82.81%	59.54%	29.94%

*Includes the loan in the securitization and any senior liens.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	392	$62,901,297.11	33.17%	7.688%	85.44%	643	87.11%	60.24%	90.26%
60.01 to 70.00%	80	13,586,329.42	7.16	7.045	85.69	599	66.90	62.33	0.00
70.01 to 80.00%	636	88,685,230.60	46.77	6.906	94.28	637	79.18	55.36	0.00
80.01 to 85.00%	39	3,488,522.77	1.84	8.339	100.00	557	84.92	82.40	0.00
85.01 to 90.00%	89	7,981,881.79	4.21	8.620	100.00	572	89.96	81.24	0.00
90.01 to 95.00%	24	3,346,895.42	1.77	8.404	100.00	601	94.54	83.42	0.00
95.01 to 100.00%	35	3,019,771.40	1.59	8.751	91.07	622	99.98	82.05	0.00
Subtotal (First Lien):	1,295	$183,009,928.51	96.51%	7.345%	91.02%	631	82.20%	60.15%	31.02%

Second Lien Loans:
90.01 to 95.00%	8	$286,081.01	0.15%	10.168%	0.00%	672	94.97%	22.98%	0.00%
95.01 to 100.00%	169	6,329,180.10	3.34	10.603	0.00	657	99.97	43.51	0.00
Subtotal (Second Lien):	177	$6,615,261.11	3.49%	10.585%	0.00%	657	99.75%	42.62%	0.00%

Total:	1,472	$189,625,189.62	100.00%	7.458%	87.84%	632	82.81%	59.54%	29.94%

*Combined LTV after taking mortgage insurance into account.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	36	$5,964,337.64	3.15%	7.005%	63.27%	608	50.18%	48.92%	0.00%
60.01 to 70.00%	60	11,788,656.91	6.22	7.058	84.42	596	66.72	57.80	0.00
70.01 to 80.00%	151	23,669,436.64	12.48	7.216	92.41	600	77.48	48.09	0.00
80.01 to 85.00%
With MI:	58	9,795,040.69	5.17	7.755	88.94	606	84.63	54.28	100.00
Without MI:	20	1,843,898.79	0.97	7.849	100.00	575	84.84	73.48	0.00
85.01 to 90.00%
With MI:	142	23,868,929.71	12.59	7.691	91.56	636	89.87	57.50	100.00
Without MI:	45	4,613,885.88	2.43	8.221	100.00	581	89.00	71.15	0.00
90.01 to 95.00%
With MI:	90	13,963,738.27	7.36	7.806	81.17	680	94.68	74.95	100.00
Without MI:	45	5,750,946.56	3.03	8.004	99.24	616	88.99	58.45	0.00
95.01 to 100.00%
With MI:	65	9,148,698.59	4.82	7.893	88.23	671	95.74	57.99	100.00
Without MI:	583	72,602,358.83	38.29	7.014	94.81	642	80.89	63.57	0.00
Subtotal (First Lien):	1,295	$183,009,928.51	96.51%	7.345%	91.02%	631	82.20%	60.15%	31.02%

Second Lien Loans:
90.01 to 95.00%	8	$286,081.01	0.15%	10.168%	0.00%	672	94.97%	22.98%	0.00%
95.01 to 100.00%	169	6,329,180.10	3.34	10.603	0.00	657	99.97	43.51	0.00
Subtotal (Second Lien):	177	$6,615,261.11	3.49%	10.585%	0.00%	657	99.75%	42.62%	0.00%

Total:	1,472	$189,625,189.62	100.00%	7.458%	87.84%	632	82.81%	59.54%	29.94%

*Includes all liens on the mortgaged property.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
450 - 499	1	$61,818.54	0.03%	9.635%	0.00%	450	100.00%	0.00%	0.00%
500 - 520	28	3,815,297.66	2.01	8.369	99.35	510	75.19	72.08	22.68
521 - 540	64	7,212,321.83	3.80	8.081	90.80	531	77.38	92.90	17.32
541 - 560	74	9,738,707.92	5.14	7.900	98.05	551	82.22	79.31	27.58
561 - 580	122	15,777,317.93	8.32	7.755	90.98	571	80.88	71.38	30.16
581 - 600	170	21,152,816.98	11.16	7.537	91.63	591	81.38	76.38	19.65
601 - 620	245	29,226,987.28	15.41	7.387	88.55	611	81.61	76.46	16.25
621 - 640	194	25,301,203.15	13.34	7.433	84.52	631	83.40	55.19	34.43
641 - 660	157	19,808,109.53	10.45	7.293	84.04	651	83.61	44.75	31.04
661 - 680	142	19,203,259.34	10.13	7.296	87.45	670	84.64	45.87	38.31
681 - 700	92	12,618,263.85	6.65	7.377	82.43	690	85.75	28.02	44.60
701 - 720	71	9,368,637.20	4.94	7.015	85.56	710	84.54	42.52	32.21
721 - 740	42	5,896,554.29	3.11	7.252	83.28	730	85.14	33.43	43.16
741 - 760	37	5,196,551.20	2.74	7.060	88.87	749	85.18	33.37	30.86
761 - 780	21	2,803,201.55	1.48	7.513	84.70	772	87.80	49.61	57.12
781 >=	12	2,444,141.37	1.29	6.884	78.62	789	86.92	69.89	69.48
Total:	1,472	$189,625,189.62	100.00%	7.458%	87.84%	632	82.81%	59.54%	29.94%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	1,029	$124,496,262.36	65.65%	7.453%	88.06%	629	82.64%	58.91%	27.95%
PUD	220	26,416,416.09	13.93	7.428	86.58	624	82.70	64.34	28.01
2-4 Family	104	22,344,836.60	11.78	7.605	89.89	649	83.00	59.59	41.00
Condo	119	16,367,674.57	8.63	7.344	85.45	650	84.07	56.51	33.10
Total:	1,472	$189,625,189.62	100.00%	7.458%	87.84%	632	82.81%	59.54%	29.94%

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$33,202,520.78	$9,364,475.48	$110,223,495.10	$2,470,105.26	$0.00	$0.00	$155,260,596.62
Fixed Rate	2,595,897.38	806,850.78	789,982.35	9,643,797.21	0.00	0.00	13,836,527.72
3/27 ARM (Libor)	3,237,862.00	132,964.33	718,610.00	6,659,398.40	0.00	0.00	10,748,834.73
Balloon	3,472,835.19	340,959.74	2,169,617.90	3,234,459.92	0.00	0.00	9,217,872.75
5/25 ARM (Libor)	0.00	0.00	203,629.22	357,728.58	0.00	0.00	561,357.80
Total:	$42,509,115.35	$10,645,250.33	$114,105,334.57	$22,365,489.37	$0.00	$0.00	$189,625,189.62

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	21.39%	6.03%	70.99%	1.59%	0.00%	0.00%	81.88%
Fixed Rate	18.76	5.83	5.71	69.70	0.00	0.00	7.30
3/27 ARM (Libor)	30.12	1.24	6.69	61.95	0.00	0.00	5.67
Balloon	37.68	3.70	23.54	35.09	0.00	0.00	4.86
5/25 ARM (Libor)	0.00	0.00	36.27	63.73	0.00	0.00	0.30
Total:	22.42%	5.61%	60.17%	11.79%	0.00%	0.00%	100.00%

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	704	$91,569,574.25	48.29%	7.368%	88.12%	619	81.68%	70.28%	29.88%
None	323	42,509,115.35	22.42	7.947	85.72	639	84.94	57.56	38.24
5% of UPB	258	33,058,769.68	17.43	7.048	89.32	651	82.02	33.85	19.66
2% of UPB	63	9,160,445.33	4.83	7.337	92.91	663	83.43	51.71	21.94
1% of UPB	37	4,952,167.69	2.61	7.120	95.48	632	83.53	54.63	35.55
Other	87	8,375,117.32	4.42	7.906	79.70	636	86.37	65.01	34.57
Total:	1,472	$189,625,189.62	100.00%	7.458%	87.84%	632	82.81%	59.54%	29.94%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	932	$112,899,228.35	59.54%	7.390%	87.24%	618	83.29%	100.00%	30.84%
Stated	511	72,944,288.69	38.47	7.576	88.56	654	81.98	0.00	29.12
Limited	25	3,257,160.94	1.72	7.261	90.69	632	84.35	0.00	15.65
No Documentation	4	524,511.64	0.28	6.863	100.00	685	86.76	0.00	40.26
Total:	1,472	$189,625,189.62	100.00%	7.458%	87.84%	632	82.81%	59.54%	29.94%

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full Doc Loans:
0.01 to 5.00	1	$204,201.96	0.11%	8.675%	100.00%	662	95.00%	100.00%	100.00%
5.01 to 10.00	3	328,551.85	0.17	8.270	100.00	595	89.33	100.00	72.62
10.01 to 15.00	8	892,203.26	0.47	6.909	86.44	623	74.53	100.00	7.96
15.01 to 20.00	20	1,615,609.03	0.85	8.207	93.73	603	83.65	100.00	47.43
20.01 to 25.00	32	4,509,812.98	2.38	7.517	88.35	627	82.98	100.00	42.79
25.01 to 30.00	68	6,393,932.99	3.37	7.712	78.16	619	83.73	100.00	46.87
30.01 to 35.00	95	11,231,212.06	5.92	7.297	86.82	614	81.57	100.00	34.63
35.01 to 40.00	134	15,743,257.35	8.30	7.419	88.50	607	84.02	100.00	36.03
40.01 to 45.00	188	23,166,263.62	12.22	7.351	86.47	609	82.71	100.00	26.33
45.01 to 50.00	311	37,773,615.06	19.92	7.323	89.09	626	84.19	100.00	26.31
50.01 to 55.00	72	11,040,568.19	5.82	7.383	84.47	624	82.28	100.00	27.23
Subtotal (Full Doc):	932	$112,899,228.35	59.54%	7.390%	87.24%	618	83.29%	100.00%	30.84%

Non-Full Doc Loans:
Not Available	2	$288,000.00	0.15%	6.208%	100.00%	690	79.78%	0.00%	0.00%
0.01 to 5.00	1	86,645.83	0.05	8.350	100.00	671	85.00	0.00	100.00
5.01 to 10.00	2	343,937.98	0.18	7.598	100.00	625	68.13	0.00	34.58
10.01 to 15.00	4	509,142.12	0.27	9.163	100.00	637	85.90	0.00	59.01
15.01 to 20.00	5	469,603.26	0.25	7.905	90.72	704	87.75	0.00	71.99
20.01 to 25.00	21	2,358,995.47	1.24	8.266	80.45	642	83.42	0.00	52.21
25.01 to 30.00	33	4,860,168.92	2.56	7.650	91.51	624	77.24	0.00	32.08
30.01 to 35.00	52	7,012,374.50	3.70	7.555	86.11	666	84.41	0.00	39.75
35.01 to 40.00	98	12,966,083.89	6.84	7.564	90.36	654	82.33	0.00	27.23
40.01 to 45.00	132	18,191,393.51	9.59	7.480	87.34	662	83.82	0.00	33.06
45.01 to 50.00	174	26,328,346.67	13.88	7.449	88.24	654	81.04	0.00	19.86
50.01 to 55.00	16	3,311,269.12	1.75	7.992	96.67	623	81.97	0.00	23.14
Subtotal (Non-Full Doc):	540	$76,725,961.27	40.46%	7.558%	88.73%	654	82.11%	0.00%	28.63%

Total:	1,472	$189,625,189.62	100.00%	7.458%	87.84%	632	82.81%	59.54%	29.94%

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	11	$1,979,578.39	1.04%	5.379%	100.00%	693	77.11%	83.82%	6.30%
5.501 to 6.000	54	10,043,421.67	5.30	5.872	100.00	654	78.16	67.48	6.85
6.001 to 6.500	151	24,093,580.88	12.71	6.332	100.00	649	79.18	69.94	7.60
6.501 to 7.000	290	44,492,737.66	23.46	6.815	100.00	638	79.72	51.09	21.94
7.001 to 7.500	178	24,777,154.77	13.07	7.302	100.00	628	82.63	56.48	38.91
7.501 to 8.000	142	20,678,753.14	10.91	7.766	100.00	625	84.67	57.45	44.23
8.001 to 8.500	118	15,284,584.28	8.06	8.291	100.00	609	86.34	60.37	52.58
8.501 to 9.000	119	14,250,581.51	7.52	8.754	100.00	606	87.99	64.55	44.25
9.001 to 9.500	61	6,996,767.34	3.69	9.242	100.00	601	90.25	66.58	52.35
9.501 to 10.000	32	3,136,610.31	1.65	9.680	100.00	600	86.09	37.39	17.27
10.001 to 10.500	9	638,519.20	0.34	10.224	100.00	599	89.88	39.65	36.64
10.501 to 11.000	3	198,500.00	0.10	10.933	100.00	518	81.07	45.59	0.00
Subtotal (ARM Loans):	1,168	$166,570,789.15	87.84%	7.337%	100.00%	630	82.48%	59.13%	30.00%

Fixed Rate Loans:
6.001 to 6.500	13	$2,210,218.43	1.17%	6.260%	0.00%	659	67.08%	73.32%	10.71%
6.501 to 7.000	30	4,520,420.30	2.38	6.845	0.00	661	75.36	73.77	31.14
7.001 to 7.500	23	3,702,279.98	1.95	7.350	0.00	652	81.12	77.05	43.46
7.501 to 8.000	23	2,969,836.27	1.57	7.734	0.00	635	83.82	45.16	58.67
8.001 to 8.500	16	1,580,285.21	0.83	8.276	0.00	623	87.48	81.04	58.35
8.501 to 9.000	11	676,826.51	0.36	8.785	0.00	623	85.77	67.33	32.82
9.001 to 9.500	13	622,245.81	0.33	9.367	0.00	655	97.48	84.51	33.51
9.501 to 10.000	41	1,752,502.21	0.92	9.875	0.00	658	98.33	49.24	19.32
10.001 to 10.500	42	1,599,577.49	0.84	10.368	0.00	656	98.55	36.26	3.49
10.501 to 11.000	44	1,606,701.50	0.85	10.809	0.00	649	98.99	37.89	3.86
Greater than 11.000	48	1,813,506.76	0.96	11.562	0.00	623	99.20	51.96	0.00
Subtotal (Fixed Rate):	304	$23,054,400.47	12.16%	8.330%	0.00%	648	85.19%	62.48%	29.52%

Total:	1,472	$189,625,189.62	100.00%	7.458%	87.84%	632	82.81%	59.54%	29.94%

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	6	$1,289,152.06	0.77%	6.555%	100.00%	690	82.87%	15.07%	19.13%
3.001 - 3.500	6	758,064.88	0.46	6.777	100.00	706	79.33	24.48	42.20
3.501 - 4.000	10	1,324,364.56	0.80	7.077	100.00	612	81.17	78.57	24.45
4.001 - 4.500	14	2,197,981.65	1.32	7.454	100.00	669	85.18	60.81	40.29
4.501 - 5.000	65	10,137,863.97	6.09	7.472	100.00	637	84.86	50.26	37.46
5.001 - 5.500	139	21,014,173.49	12.62	7.060	100.00	617	79.10	71.06	22.08
5.501 - 6.000	413	60,899,309.97	36.56	7.198	100.00	642	82.79	70.10	34.48
6.001 - 6.500	330	43,044,579.58	25.84	7.575	100.00	620	82.98	50.62	27.33
6.501 - 7.000	111	17,433,285.65	10.47	7.216	100.00	623	79.93	38.25	24.45
7.001 - 7.500	31	4,243,013.69	2.55	7.604	100.00	620	82.74	33.31	28.04
7.501 - 8.000	23	2,344,235.47	1.41	8.285	100.00	605	92.11	74.51	41.07
8.001 - 8.500	12	1,375,144.71	0.83	8.751	100.00	600	95.18	84.01	37.66
8.501 - 9.000	5	322,144.90	0.19	9.283	100.00	617	98.35	59.03	0.00
9.001 - 9.500	3	187,474.57	0.11	9.591	100.00	632	97.12	28.75	34.39
Total:	1,168	$166,570,789.15	100.00%	7.337%	100.00%	630	82.48%	59.13%	30.00%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	1	$236,800.00	0.14%	6.990%	100.00%	721	80.00%	0.00%	0.00%
1.500	15	1,505,250.45	0.90	7.373	100.00	602	75.54	64.26	7.87
2.000	30	4,668,013.40	2.80	7.162	100.00	637	88.37	52.89	42.28
3.000	1,121	160,028,805.30	96.07	7.342	100.00	630	82.38	59.40	29.92
6.000	1	131,920.00	0.08	7.990	100.00	697	80.00	0.00	0.00
Total:	1,168	$166,570,789.15	100.00%	7.337%	100.00%	630	82.48%	59.13%	30.00%

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	1,149	$164,453,641.12	98.73%	7.341%	100.00%	630	82.56%	59.11%	30.31%
1.500	16	1,581,188.03	0.95	7.354	100.00	603	75.76	65.97	7.49
2.000	3	535,960.00	0.32	5.938	100.00	665	79.88	46.26	0.00
Total:	1,168	$166,570,789.15	100.00%	7.337%	100.00%	630	82.48%	59.13%	30.00%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
11.001 - 11.500	9	$1,427,618.39	0.86%	5.352%	100.00%	687	80.50%	77.57%	8.73%
11.501 - 12.000	37	6,398,885.86	3.84	5.902	100.00	653	79.23	55.78	6.15
12.001 - 12.500	110	17,098,878.48	10.27	6.323	100.00	648	79.53	61.95	7.26
12.501 - 13.000	242	36,191,249.21	21.73	6.711	100.00	639	79.67	52.89	20.37
13.001 - 13.500	168	23,686,110.86	14.22	6.978	100.00	632	80.98	71.16	29.29
13.501 - 14.000	144	21,031,834.88	12.63	7.231	100.00	626	81.27	57.41	29.79
14.001 - 14.500	119	15,232,631.34	9.14	7.737	100.00	619	84.64	57.24	38.87
14.501 - 15.000	128	17,430,976.25	10.46	8.102	100.00	621	86.62	67.08	42.48
15.001 - 15.500	86	11,532,785.62	6.92	8.526	100.00	614	86.85	55.09	54.65
15.501 - 16.000	71	9,587,422.06	5.76	8.867	100.00	614	86.90	52.43	46.54
16.001 - 16.500	32	4,495,735.17	2.70	9.303	100.00	609	90.22	65.63	61.59
16.501 - 17.000	15	1,961,736.03	1.18	9.661	100.00	618	83.75	13.10	27.61
17.001 - 17.500	4	296,425.00	0.18	10.120	100.00	630	90.95	21.08	78.92
17.501 - 18.000	3	198,500.00	0.12	10.933	100.00	518	81.07	45.59	0.00
Total:	1,168	$166,570,789.15	100.00%	7.337%	100.00%	630	82.48%	59.13%	30.00%

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	33	$4,500,184.51	2.70%	6.354%	100.00%	660	83.34%	57.29%	21.64%
5.501 - 6.000	66	11,618,172.40	6.97	5.971	100.00	658	78.61	67.56	10.75
6.001 - 6.500	153	24,417,583.41	14.66	6.369	100.00	649	79.63	67.87	9.67
6.501 - 7.000	275	42,703,902.59	25.64	6.829	100.00	636	79.53	51.24	21.09
7.001 - 7.500	171	23,590,852.16	14.16	7.317	100.00	627	82.20	57.80	37.23
7.501 - 8.000	138	20,054,868.41	12.04	7.788	100.00	626	84.72	58.93	46.14
8.001 - 8.500	114	15,096,258.45	9.06	8.313	100.00	607	86.36	62.39	51.39
8.501 - 9.000	116	14,007,537.37	8.41	8.758	100.00	606	87.87	63.93	43.88
9.001 - 9.500	59	6,666,574.25	4.00	9.238	100.00	603	89.96	64.92	54.95
9.501 - 10.000	31	3,077,836.40	1.85	9.674	100.00	600	85.82	36.20	17.60
10.001 - 10.500	9	638,519.20	0.38	10.224	100.00	599	89.88	39.65	36.64
10.501 - 11.000	3	198,500.00	0.12	10.933	100.00	518	81.07	45.59	0.00
Total:	1,168	$166,570,789.15	100.00%	7.337%	100.00%	630	82.48%	59.13%	30.00%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
13 - 24	1,094	$155,040,196.62	93.08%	7.360%	100.00%	629	82.58%	59.60%	29.97%
25 - 36	69	10,826,834.73	6.50	7.037	100.00	640	81.79	49.78	32.39
37 >=	5	703,757.80	0.42	7.001	100.00	638	71.49	100.00	0.00
Total:	1,168	$166,570,789.15	100.00%	7.337%	100.00%	630	82.48%	59.13%	30.00%

$1,733,479,000 (Approximate) STRUCTURED ASSET INVESTMENT LOAN TRUST, SERIES 2005-10 SENIOR/SUBORDINATE CERTIFICATES

To 10% Call
			Est.	Payment	Initial		Legal	Expected
	Approximate		WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(Moody’s/S&P/Fitch)
A1(4)	155,777,000	1M LIBOR	2.09	1-78	17.85%	TBD	12/25/2035	Aaa/AAA/AAA
A2(5)	79,610,000	1M LIBOR	2.09	1-78	17.85%	TBD	12/25/2035	Aaa/AAA/AAA
A3(6)	724,917,000	1M LIBOR	0.87	1-23	17.85%	TBD	12/25/2035	Aaa/AAA/AAA
A4(6)	328,889,000	1M LIBOR	3.00	23-63	17.85%	TBD	12/25/2035	Aaa/AAA/AAA
A5(6)	142,016,000	1M LIBOR	6.24	63-78	17.85%	TBD	12/25/2035	Aaa/AAA/AAA
M1	63,590,000	1M LIBOR	4.65	44-78	14.20%	TBD	12/25/2035	Aa1/AA+/AA+
M2	50,524,000	1M LIBOR	4.55	42-78	11.30%	TBD	12/25/2035	Aa2/AA/AA
M3	34,844,000	1M LIBOR	4.49	40-78	9.30%	TBD	12/25/2035	Aa3/AA-/AA-
M4	26,133,000	1M LIBOR	4.46	40-78	7.80%	TBD	12/25/2035	A1/A+/A+
M5	25,262,000	1M LIBOR	4.43	39-78	6.35%	TBD	12/25/2035	A2/A/A
M6	20,035,000	1M LIBOR	4.42	38-78	5.20%	TBD	12/25/2035	A3/A-/A-
M7	17,422,000	1M LIBOR	4.40	38-78	4.20%	TBD	12/25/2035	Baa1/BBB+/BBB+
M8	13,066,000	1M LIBOR	4.40	38-78	3.45%	TBD	12/25/2035	Baa2/BBB/BBB
M9	13,066,000	1M LIBOR	4.39	37-78	2.70%	TBD	12/25/2035	Baa3/BBB-/BBB-
B1	17,422,000	1M LIBOR	4.26	37-78	1.70%	TBD	12/25/2035	[Ba1]/[BBB-]/[BBB-]
B2	12,195,000	1M LIBOR	3.86	37-64	1.00%	TBD	12/25/2035	NR/[BBB-]/[BBB-]
B3	8,711,000	1M LIBOR	3.19	37-46	0.50%	TBD	12/25/2035	NR/[BB+]/NR

To Maturity
			Est.	Payment	Initial		Legal	Expected
	Approximate		WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(Moody’s/S&P/Fitch)
A1(4)	155,777,000	1M LIBOR	2.28	1-173	17.85%	TBD	12/25/2035	Aaa/AAA/AAA
A2(5)	79,610,000	1M LIBOR	2.28	1-173	17.85%	TBD	12/25/2035	Aaa/AAA/AAA
A3(6)	724,917,000	1M LIBOR	0.87	1-23	17.85%	TBD	12/25/2035	Aaa/AAA/AAA
A4(6)	328,889,000	1M LIBOR	3.00	23-63	17.85%	TBD	12/25/2035	Aaa/AAA/AAA
A5(6)	142,016,000	1M LIBOR	7.81	63-173	17.85%	TBD	12/25/2035	Aaa/AAA/AAA
M1	63,590,000	1M LIBOR	5.09	44-141	14.20%	TBD	12/25/2035	Aa1/AA+/AA+
M2	50,524,000	1M LIBOR	4.96	42-133	11.30%	TBD	12/25/2035	Aa2/AA/AA
M3	34,844,000	1M LIBOR	4.88	40-126	9.30%	TBD	12/25/2035	Aa3/AA-/AA-
M4	26,133,000	1M LIBOR	4.82	40-120	7.80%	TBD	12/25/2035	A1/A+/A+
M5	25,262,000	1M LIBOR	4.76	39-114	6.35%	TBD	12/25/2035	A2/A/A
M6	20,035,000	1M LIBOR	4.71	38-107	5.20%	TBD	12/25/2035	A3/A-/A-
M7	17,422,000	1M LIBOR	4.63	38-101	4.20%	TBD	12/25/2035	Baa1/BBB+/BBB+
M8	13,066,000	1M LIBOR	4.57	38-94	3.45%	TBD	12/25/2035	Baa2/BBB/BBB
M9	13,066,000	1M LIBOR	4.47	37-87	2.70%	TBD	12/25/2035	Baa3/BBB-/BBB-
B1	17,422,000	1M LIBOR	4.26	37-79	1.70%	TBD	12/25/2035	[Ba1]/[BBB-]/[BBB-]
B2	12,195,000	1M LIBOR	3.86	37-64	1.00%	TBD	12/25/2035	NR/[BBB-]/[BBB-]
B3	8,711,000	1M LIBOR	3.19	37-46	0.50%	TBD	12/25/2035	NR/[BB+]/NR

(1)

Subject to a permitted variance of + 5% in the aggregate.

(2)

The Certificates will be priced assuming a prepayment speed equal to 30% CPR.

(3)

Initial Credit Enhancement includes overcollateralization of approximately 0.50%.

(4)

The Class A1 Certificates are the Senior Certificates of Group 1.

(5)

The Class A2 Certificates are the Senior Certificates of Group 2.

(6)

The Class A3, Class A4 and Class A5 Certificates are the Senior Certificates of Group 3.

Principal Payment Priority

On each Distribution Date, principal in the amount of any Net Swap Payment or swap termination payment due to the Swap Counterparty and remaining unpaid (after application of interest received or advanced for this purpose on such Distribution Date), will be deposited into the swap account and paid as described in the Swap Account Payment Priority, to be paid from each of Group 1, Group 2 and Group 3 in proportion to the aggregate collateral balance of each group and then from the unrelated groups, to the extent unpaid.  Any funds remaining will be paid in the following order of priority:

I.

Prior to the Stepdown Date, or whenever a Trigger Event is in effect:

1)

To pay concurrently, to the Senior Certificates:

(a)

All principal from Group 1 will be paid to the Class A1 Certificates, until reduced to zero;

(b)

All principal from Group 2 will be paid to the Class A2 Certificates, until reduced to zero;

(c)

All principal from Group 3 will be paid to the Class A3, Class A4 and Class A5 Certificates, sequentially and in that order, until reduced to zero;

2)

If the Senior Certificates related to any group have been retired, all principal from that group will be allocated to the Senior Certificates of the unrelated groups, pro rata based on the aggregate principal balance of the Senior Certificates related to each Group, to be paid as described above, until all the Senior Certificates have been reduced to zero; and

3)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B3 Certificates, sequentially and in that order, until reduced to zero.

II.

On or after the Stepdown Date and as long as a Trigger Event is not in effect:

1)

All principal from each Group will be allocated to the Senior Certificates, to be paid as described in (I)(1) above; provided, however, that principal will only be allocated to the Senior Certificates in the amount required to achieve the Targeted Senior Enhancement Percentage in the aggregate;

2)

If the Senior Certificates related to any group have been retired, all principal from that group will be allocated to the Senior Certificates of the unrelated groups, pro rata based on the aggregate principal balance of the Senior Certificates related to each Group, to be paid as described above, until the Targeted Senior Enhancement Percentage has been reached in the aggregate; and

3)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B3 Certificates, sequentially and in that order, until the Credit Enhancement behind each class is equal to two times the related initial enhancement percentage.

The Stepdown Date is the earlier of (x) the first Distribution Date following the Distribution Date in which the Class Principal Amount of each of the Senior Certificates has been reduced to zero or (y) the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) is greater than or equal to 35.70% (the “Targeted Senior Enhancement Percentage”) or (ii) the 37th distribution date.

Interest Payment Priority

The Interest Rates for the Class A1, A2, A3, A4, A5, M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B3 Certificates (the “LIBOR Certificates”) will be equal to the lesser of (i) one-month LIBOR plus their respective margins and (ii) the applicable Net Funds Cap (as defined herein).  Interest for the LIBOR Certificates will be calculated on an actual/360 basis.

The “Accrual Period” for the LIBOR Certificates for each Distribution Date will be the one-month period beginning on the immediately preceding Distribution Date (or on November 25, 2005, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)

To pay fees: Servicing Fee and any applicable Mortgage Insurance Fee;

(2)

To deposit into the Swap Account (as defined below) any Net Swap Payment (as defined below) or any swap termination payment owed to the Swap Counterparty pursuant to the swap agreement, to be paid from any of Group 1, Group 2 and Group 3 Interest in an amount proportionate to the aggregate collateral balance of the related Group;

(3)

To deposit into the Swap Account any Net Swap Payment or any swap termination payment owed to the Swap Counterparty pursuant to the swap agreement, in an amount proportionate to the aggregate collateral balance of the unrelated Groups, to the extent not paid above;

(4)

To pay Current Interest and Carryforward Interest to the Class A1 Certificates from Group 1 Interest;

(5)

To pay Current Interest and Carryforward Interest to the Class A2 Certificates from Group 2 Interest;

(6)

To pay Current Interest and Carryforward Interest to the Class A3, Class A4 and Class A5 Certificates from Group 3 Interest, on a pro rata basis;

(7)

To pay Current Interest and Carryforward Interest to the Senior Certificates, on a pro rata basis, to the extent not paid above;

(8)

To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B3 Certificates, sequentially and in that order;

(9)

To pay the Credit Risk Manager Fee;

(10)

To pay to the Trustee previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the trust agreement;

(11)

Any interest remaining after the application of (1) through (10) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Distribution Date, as needed to maintain the Overcollateralization Target;

(12)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B3 Certificates any Deferred Amounts;

(13)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Senior Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(14)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B3 Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts; and

(15)

To pay remaining amounts to the holder of the Class X Certificates.

Interest Rate Swap Agreement

The 59-month Interest Rate Swap Agreement (the “Swap Agreement”) will obligate the Trust to pay a predetermined annual rate (as shown below) on the swap notional amount in each period. The Trust will receive payments equal to an annual rate of one-month LIBOR on the swap notional amount for each period over the life of the Swap Agreement.  Payments on both legs of the swap are calculated on an actual/360 basis.  The payments will be netted against each other each month (the “Net Swap Payment”) and will be deposited into an account (the “Swap Account”).

Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)	Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)
1	0	0.00	31	299,968,000	4.89
2	1,680,432,000	4.50	32	280,514,000	4.90
3	1,628,999,000	4.57	33	264,634,000	4.90
4	1,579,134,000	4.68	34	251,642,000	4.91
5	1,530,785,000	4.76	35	239,288,000	4.92
6	1,483,910,000	4.82	36	227,545,000	4.92
7	1,438,461,000	4.85	37	216,377,000	4.93
8	1,394,396,000	4.85	38	205,757,000	4.94
9	1,351,674,000	4.86	39	195,657,000	4.94
10	1,310,252,000	4.87	40	186,052,000	4.95
11	1,270,091,000	4.88	41	176,918,000	4.96
12	1,231,153,000	4.87	42	168,231,000	4.97
13	1,184,690,000	4.91	43	159,971,000	4.97
14	1,138,510,000	4.86	44	152,114,000	4.98
15	1,092,702,000	4.84	45	144,645,000	4.99
16	1,047,351,000	4.83	46	137,541,000	5.00
17	1,002,538,000	4.83	47	130,785,000	5.01
18	958,340,000	4.83	48	124,360,000	5.02
19	914,833,000	4.83	49	118,252,000	5.03
20	872,085,000	4.83	50	112,441,000	5.04
21	830,160,000	4.84	51	106,916,000	5.05
22	789,119,000	4.84	52	101,663,000	5.06
23	749,018,000	4.84	53	96,667,000	5.07
24	709,907,000	4.85	54	91,916,000	5.07
25	575,133,000	4.85	55	87,398,000	5.08
26	502,700,000	4.86	56	83,102,000	5.08
27	439,387,000	4.87	57	79,016,000	5.08
28	391,255,000	4.87	58	75,130,000	5.08
29	353,728,000	4.88	59	71,432,000	5.08
30	323,934,000	4.89	60	67,906,000	5.08

Swap Account Payment Priority

All payments due under the Swap Agreement and any swap termination payment pursuant to the Swap Agreement will be deposited into the Swap Account, and allocated in the following order of priority:

(1)

To pay any Net Swap Payment owed to the Swap Counterparty pursuant to the Swap Agreement;

(2)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is not due to a default on the part of the Swap Counterparty;

(3)

To pay Current Interest and Carryforward Interest to the Senior Certificates on a pro rata basis, to the extent unpaid;

(4)

To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B3 Certificates, sequentially and in that order, to the extent unpaid;

(5)

To be paid as principal, in accordance with the principal distribution rules in effect for such Distribution Date, as needed to maintain the Overcollateralization Target*;

(6)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B3 Certificates any Deferred Amounts, to the extent unpaid*;

(7)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Senior Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent unpaid;

(8)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B3 Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent unpaid;

(9)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is due to a default on the part of the Swap Counterparty; and

(10)

All remaining amounts to the holder of the Class X Certificates.

* Amounts paid under steps (5) and (6) must be limited to Cumulative Realized Losses.

Carryforward Interest

“Carryforward Interest” for each Class of LIBOR Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest” for any Class of LIBOR Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

Net Funds Cap

The “Senior Net Funds Cap” for each Distribution Date and each Group will be an annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the excess, if any, of (i) the related Optimal Interest Remittance Amount (as defined below) for such date over (ii) the proportionate share of any Net Swap Payment and any swap termination payment due to the Swap Counterparty and (2) 12, and the denominator of which is the related Group balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period.

The “Subordinate Net Funds Cap” for any Distribution Date will be the weighted average of the Senior Net Funds Caps for the three groups, weighted on the basis of their Group Subordinate Amounts; provided, however, on any Distribution Date after the Senior Certificates related to any two Groups have been reduced to zero, such weighting shall be on the basis of the principal balance of each Group.

The “Optimal Interest Remittance Amount” with respect to each Distribution Date and each Group will be equal to the product of (A) (x) the weighted average of the Net Mortgage Rates (as defined below) of the Mortgage Loans in the Group, as of the first day of the related collection period divided by (y) 12 and (B) the aggregate Group balance for the immediately preceding Distribution Date.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate and, in the case of an Insured Mortgage Loan, the Mortgage Insurance Fee Rate.

Origination and Servicing

The majority of the Mortgage Loans were originated by BNC Mortgage (56.37%), Wilmington Finance (19.70%) and Finance America (16.67%) and as of the Closing Date are serviced by Option One (57.23%), JPMorgan Chase (38.51%), Aurora (1.63%), National City (1.05%), Wells Fargo (0.95%) and New Century (0.62%).

Approximately 0.54% and 0.18% of the Mortgage Loans serviced by Option One will transfer to JPMorgan Chase and Wells Fargo, respectively, on or about December 1, 2005.  Approximately 58.42% and 39.04% of the Mortgage Loans serviced by Option One will transfer to Wells Fargo and JPMorgan Chase, respectively, on or about January 1, 2006.  All of the Mortgage Loans serviced by New Century will transfer to Wells Fargo on or about December 1, 2005.

Mortgage Loans serviced by Aurora and JPMorgan Chase will be serviced with a mid-month prepayment period for the purpose of accounting for collections of prepayments in full in the related mortgage loans.  Mortgage Loans serviced by Option One, National City, New Century and Wells Fargo will be serviced with a calendar month prepayment period for the purpose of accounting for collections of prepayments in full or in part on the related mortgage loans.

Mortgage Insurance

Approximately 81.64% of the first lien Mortgage Loans with over 80% Loan-to-Value (“LTV”) will be covered by a loan level primary mortgage insurance policy provided by MGIC, PMI and RMIC.  This coverage will generally reduce the LTV of the insured loans to 60%.

Credit Risk Manager

The Clayton Fixed Income Services (“CFISI”), formerly known as The Murrayhill Company, will act as a credit risk manager on behalf of the Trust.  CFISI’s primary function will be to monitor and advise the servicers with respect to default management and reporting for the benefit of the Trust. The following summarizes some of CFISI’s monthly activities:

·

Monitoring of all loans that are 60 or more days delinquent to ensure all foreclosure timelines are met or forbearance plans are established.

·

Monitoring of the servicers’ claim process for loans with mortgage insurance to ensure insurance claims are filed in an accurate and timely way.

·

Review of the prepayment penalty collections by the servicers.

Basis Risk Shortfall

With respect to each Distribution, to the extent that (a) the amount of interest payable to a Class of LIBOR Certificates, as calculated without regard to the applicable Net Funds Cap, exceeds (b) the amount calculated at the stated rate (such excess, a “Basis Risk Shortfall”), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, before the Class X and Class R Certificates are entitled to any distributions.

The “Unpaid Basis Risk Shortfall” for any Class of LIBOR Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, overcollateralization, the Class B Certificates in inverse order of priority and the Class M Certificates in inverse order of priority.  The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an “Applied Loss Amount”.  The balance of the Class A1, A2, A3, A4 and A5 Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount & Subsequent Recoveries

With respect to each Distribution Date, the “Deferred Amount” for each Class of Class M Certificates and  each Class of Class B Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the sum of (i) the aggregate of amounts previously distributed in reimbursement thereof and (ii) the amount by which the Principal Amount of such class has been increased due to Subsequent Recoveries.

A “Subsequent Recovery” is an amount recovered with respect to a Mortgage Loan after it has been liquidated and the loss has been passed through to the Trust.  Subsequent Recoveries will increase the principal amount of classes which have been allocated an Applied Loss Amount, in order of seniority, by an amount equal to the lesser of (i) the outstanding Deferred Amount for such class and (ii) the amount of Subsequent Recoveries available after application to more senior classes.  Funds related to Subsequent Recoveries will be included in the remittance amount for the related Distribution Date.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services LLC (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the loan principal balance of the Mortgage Loans is reduced to less than 10% of the Cut-off Date loan principal balance.  If the optional redemption is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding Distribution Date, the margins on the Class A1, A2, A3, A4 and A5 Certificates will double and the margins on the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B3 Certificates will increase to 1.5 times their initial margins.

Credit Enhancement

Subordination

The Class A1, A2, A3, A4 and A5 Certificates will have limited protection by means of the subordination of the Class M and Class B Certificates.  The Class A1, A2, A3, A4 and A5 Certificates will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Each Class of Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation and the Class B Certificates.  Each Class of Class B Certificates will be senior to all other Classes of Class B Certificates with a higher numerical designation.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Class B Certificates and the Class M Certificates will be reduced by the Applied Loss Amount in the following order: to the Class B Certificates in inverse order of priority, until all of the Class B Certificates have each been reduced to zero; then to the Class M Certificates in inverse order of priority, until all of the Class M Certificates have each been reduced to zero.

Overcollateralization

Excess interest may be used to pay down the Certificates so the aggregate loan balance exceeds the aggregate certificate balance (Overcollateralization or “OC”).  Excess interest will be used to maintain the OC Target.

The “OC Target” will not step down.  The OC Target with respect to any Distribution Date is equal to the initial OC, or approximately 0.50% of the Cut-off Date collateral balance.

Trigger Events

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds 42.00% of the Senior Enhancement Percentage for that Distribution Date, or if the Cumulative Realized Losses exceed:

Distribution Date

Loss Percentage

December 2007 to November 2008

1.05% for the first month, plus an additional 1/12th of 1.30% for each month thereafter

December 2008 to November 2009

2.35% for the first month, plus an additional 1/12th of 1.35% for each month thereafter

December 2009 to November 2010

3.70% for the first month, plus an additional 1/12th of

0.70% for each month thereafter

December 2010 to November 2011

4.40% for the first month, plus an additional 1/12th of

0.30% for each month thereafter

December 2011 and thereafter

4.70%

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

“Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Class M Certificates, the Class B Certificates and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

Lehman Brothers Contacts

MBS Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315
	Alar Randmere	(212) 526-8315
	Sumit Chhabra	(212) 526-8315
	Alok Sharma	(212) 526-8315
	David Wong	(212) 526-8315
	Anish Kumar	(212) 526-8315
	Domenic Tripodi	(212) 526-8315

Syndicate	Kevin White	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

MBS Banking	Ellen Kiernan	(212) 526-4279
	Angel Lau	(212) 526-9245
	Christina Barretto	(212) 526-2185
	Shelly Garg	(212) 526-0198
	Patrick Fruzzetti	(212) 526-2693
	Elena Yu	(212) 526-0524

Rating Agency Contacts

S&P	Angelo Fazio	(212) 438-1229
Moody’s	Wioletta Francowicz	(212) 553-1019
Fitch	Lori Samuels	(212) 908-0264

Summary of Terms
Issuer:	Structured Asset Investment Loan Trust, Series 2005-10
Depositor:	Structured Asset Securities Corporation
Trustee:	U.S. Bank National Association
Securities Administrator:	Wells Fargo Bank, N.A.
Master Servicer:	Aurora Loan Services LLC
Credit Risk Manager:	Clayton Fixed Income Services Inc.
Lead Underwriter:	Lehman Brothers Inc.
Swap Counterparty:	[TBD]
Distribution Date:	25th of each month, or the next succeeding Business Day, beginning in December 2005.
Statistical Calculation Date:	Approximately 42.81% of the Mortgage Loans are as of October 1, 2005. Approximately 55.78% of the Mortgage Loans are as of October 19, 2005.
Cut-Off Date:	November 1, 2005
Pricing Date:	Week of November 14, 2005
Closing Date:	November 30, 2005
Settlement Date:	November 30, 2005
Delay Days:	0 day delay
Dated Date:	November 25, 2005
Day Count:	Actual/360
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Credit Risk Manager Fee:	0.011% of the loan principal balance annually.
Servicing Fee:

The servicing fee for approximately 98.96% of the Mortgage Loans is equal to 0.50% of the loan principal balance annually.   The servicing fee for approximately 1.04% of the Mortgage Loans is equal to 0.30% of the loan principal balance annually for the first 10 Distribution Dates, 0.40% of the loan principal balance annually for Distribution Dates 11 through 30, and 0.65% of the loan principal balance annually thereafter.

Clearing/Registration:	Book-entry through DTC, Clearstream and Euroclear.
Denomination:	Minimum $25,000; increments $1 in excess thereof for the Class A Certificates. Minimum $100,000; increments $1 in excess thereof for the Class M and Class B Certificates.
SMMEA Eligibility:	None of the classes are expected to be SMMEA eligible.
ERISA Eligibility:	The Class A, Class M, Class B1 and Class B2 Certificates are expected to be ERISA eligible, subject to certain investor-based qualifications.
Tax Status:	REMIC for Federal income tax purposes.

Sensitivity Analysis - To 10% Call

% CPR	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	3.39	2.63	2.09	1.66	1.29
Window (mos)	1-121	1-95	1-78	1-65	1-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class A2
Avg. Life (yrs)	3.39	2.64	2.09	1.66	1.29
Window (mos)	1-121	1-95	1-78	1-65	1-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class A3
Avg. Life (yrs)	1.36	1.07	0.87	0.73	0.62
Window (mos)	1-37	1-29	1-23	1-19	1-16
Expected Final Mat.	11/25/2008	3/25/2008	9/25/2007	5/25/2007	2/25/2007

Class A4
Avg. Life (yrs)	5.13	3.94	3.00	2.22	1.88
Window (mos)	37-99	29-77	23-63	19-36	16-30
Expected Final Mat.	1/25/2014	3/25/2012	1/25/2011	10/25/2008	4/25/2008

Class A5
Avg. Life (yrs)	9.72	7.63	6.24	5.10	3.39
Window (mos)	99-121	77-95	63-78	36-65	30-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M1
Avg. Life (yrs)	6.54	5.25	4.65	4.52	4.57
Window (mos)	37-121	40-95	44-78	48-65	54-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M2
Avg. Life (yrs)	6.54	5.23	4.55	4.26	4.31
Window (mos)	37-121	39-95	42-78	44-65	48-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M3
Avg. Life (yrs)	6.54	5.22	4.49	4.13	4.03
Window (mos)	37-121	38-95	40-78	42-65	45-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M4
Avg. Life (yrs)	6.54	5.20	4.46	4.05	3.89
Window (mos)	37-121	38-95	40-78	41-65	43-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M5
Avg. Life (yrs)	6.54	5.20	4.43	4.00	3.79
Window (mos)	37-121	38-95	39-78	40-65	42-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Sensitivity Analysis - To 10% Call

% CPR	20%	25%	30%	35%	40%

Class M6
Avg. Life (yrs)	6.54	5.20	4.42	3.96	3.71
Window (mos)	37-121	37-95	38-78	39-65	40-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M7
Avg. Life (yrs)	6.54	5.18	4.40	3.93	3.66
Window (mos)	37-121	37-95	38-78	39-65	40-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M8
Avg. Life (yrs)	6.54	5.18	4.40	3.91	3.61
Window (mos)	37-121	37-95	38-78	38-65	39-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M9
Avg. Life (yrs)	6.54	5.18	4.39	3.89	3.59
Window (mos)	37-121	37-95	37-78	38-65	38-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class B1
Avg. Life (yrs)	6.38	5.06	4.26	3.78	3.48
Window (mos)	37-121	37-95	37-78	37-65	38-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class B2
Avg. Life (yrs)	5.76	4.57	3.86	3.42	3.18
Window (mos)	37-100	37-79	37-64	37-53	37-45
Expected Final Mat.	2/25/2014	5/25/2012	2/25/2011	3/25/2010	7/25/2009

Class B3
Avg. Life (yrs)	4.40	3.56	3.19	3.07	3.07
Window (mos)	37-73	37-57	37-46	37-39	37-37
Expected Final Mat.	11/25/2011	7/25/2010	8/25/2009	1/25/2009	11/25/2008

Sensitivity Analysis - To Maturity

% CPR	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	3.67	2.87	2.28	1.81	1.41
Window (mos)	1-259	1-209	1-173	1-145	1-123
Expected Final Mat.	5/25/2027	3/25/2023	3/25/2020	11/25/2017	1/25/2016

Class A2
Avg. Life (yrs)	3.68	2.87	2.28	1.81	1.41
Window (mos)	1-260	1-209	1-173	1-145	1-123
Expected Final Mat.	6/25/2027	3/25/2023	3/25/2020	11/25/2017	1/25/2016

Class A3
Avg. Life (yrs)	1.36	1.07	0.87	0.73	0.62
Window (mos)	1-37	1-29	1-23	1-19	1-16
Expected Final Mat.	11/25/2008	3/25/2008	9/25/2007	5/25/2007	2/25/2007

Class A4
Avg. Life (yrs)	5.13	3.94	3.00	2.22	1.88
Window (mos)	37-99	29-77	23-63	19-36	16-30
Expected Final Mat.	1/25/2014	3/25/2012	1/25/2011	10/25/2008	4/25/2008

Class A5
Avg. Life (yrs)	12.13	9.59	7.81	6.42	4.36
Window (mos)	99-260	77-210	63-173	36-145	30-123
Expected Final Mat.	6/25/2027	4/25/2023	3/25/2020	11/25/2017	1/25/2016

Class M1
Avg. Life (yrs)	7.21	5.80	5.09	4.88	5.27
Window (mos)	37-214	40-172	44-141	48-117	54-99
Expected Final Mat.	8/25/2023	2/25/2020	7/25/2017	7/25/2015	1/25/2014

Class M2
Avg. Life (yrs)	7.18	5.75	4.96	4.61	4.61
Window (mos)	37-203	39-163	42-133	44-111	48-94
Expected Final Mat.	9/25/2022	5/25/2019	11/25/2016	1/25/2015	8/25/2013

Class M3
Avg. Life (yrs)	7.14	5.71	4.88	4.45	4.31
Window (mos)	37-193	38-154	40-126	42-105	45-89
Expected Final Mat.	11/25/2021	8/25/2018	4/25/2016	7/25/2014	3/25/2013

Class M4
Avg. Life (yrs)	7.10	5.66	4.82	4.35	4.14
Window (mos)	37-183	38-147	40-120	41-100	43-84
Expected Final Mat.	1/25/2021	1/25/2018	10/25/2015	2/25/2014	10/25/2012

Class M5
Avg. Life (yrs)	7.06	5.62	4.76	4.27	4.02
Window (mos)	37-177	38-140	39-114	40-95	42-80
Expected Final Mat.	7/25/2020	6/25/2017	4/25/2015	9/25/2013	6/25/2012

Sensitivity Analysis - To Maturity

% CPR	20%	25%	30%	35%	40%

Class M6
Avg. Life (yrs)	6.99	5.56	4.71	4.20	3.92
Window (mos)	37-167	37-132	38-107	39-89	40-76
Expected Final Mat.	9/25/2019	10/25/2016	9/25/2014	3/25/2013	2/25/2012

Class M7
Avg. Life (yrs)	6.91	5.48	4.63	4.12	3.82
Window (mos)	37-157	37-124	38-101	39-84	40-71
Expected Final Mat.	11/25/2018	2/25/2016	3/25/2014	10/25/2012	9/25/2011

Class M8
Avg. Life (yrs)	6.81	5.40	4.57	4.05	3.73
Window (mos)	37-146	37-115	38-94	38-78	39-66
Expected Final Mat.	12/25/2017	5/25/2015	8/25/2013	4/25/2012	4/25/2011

Class M9
Avg. Life (yrs)	6.67	5.29	4.47	3.95	3.65
Window (mos)	37-136	37-107	37-87	38-73	38-61
Expected Final Mat.	2/25/2017	9/25/2014	1/25/2013	11/25/2011	11/25/2010

Class B1
Avg. Life (yrs)	6.39	5.07	4.26	3.78	3.48
Window (mos)	37-124	37-97	37-79	37-66	38-56
Expected Final Mat.	2/25/2016	11/25/2013	5/25/2012	4/25/2011	6/25/2010

Class B2
Avg. Life (yrs)	5.76	4.57	3.86	3.42	3.18
Window (mos)	37-100	37-79	37-64	37-53	37-45
Expected Final Mat.	2/25/2014	5/25/2012	2/25/2011	3/25/2010	7/25/2009

Class B3
Avg. Life (yrs)	4.40	3.56	3.19	3.07	3.07
Window (mos)	37-73	37-57	37-46	37-39	37-37
Expected Final Mat.	11/25/2011	7/25/2010	8/25/2009	1/25/2009	11/25/2008

Available Funds Cap Schedule* (1)(2)(3)

*The Effective Available Funds Cap is shown for the first 60 Distribution Dates.  For purposes of this calculation, it was assumed that Net Swap Payments from the Swap Agreement were available to the Senior Certificates of each group in proportion to the related Collateral Group Balance.

Period	Group 2 Senior Net Funds Cap (%)	Subordinate Net Funds Cap (%)	Period	Group 2 Senior Net Funds Cap (%)	Subordinate Net Funds Cap (%)
1	6.57634	6.23249	40	15.68817	15.25420
2	22.20465	21.84933	41	17.33737	17.41685
3	21.40810	21.06423	42	16.32469	15.86842
4	21.28953	20.94693	43	16.76851	16.29726
5	23.47131	23.09199	44	16.12929	15.67348
6	21.12955	20.78694	45	16.57593	16.09985
7	21.79096	21.43691	46	15.94701	15.48696
8	21.07523	20.73259	47	15.86063	15.65496
9	21.75462	21.40056	48	17.08927	16.33115
10	21.03047	20.68850	49	16.44957	15.71615
11	21.00026	20.66507	50	16.90831	16.15070
12	21.69681	21.35044	51	16.27804	15.54741
13	20.84092	20.50572	52	16.19499	15.46541
14	21.44444	21.09806	53	17.84665	17.06906
15	20.61868	20.28347	54	16.08920	15.36574
16	20.45842	20.12388	55	16.54485	15.79754
17	22.44467	22.07550	56	15.93715	15.21421
18	20.07097	19.73752	57	16.39343	15.64666
19	20.51589	20.17132	58	15.79351	15.07314
20	19.62253	19.29085	59	15.73335	15.03135
21	20.02780	19.67212	60	16.22314	15.47723
22	19.12300	18.78025	61	12.38927	11.65041
23	19.06031	20.12354	62	12.80262	12.03939
24	21.57491	21.17049	63	12.39000	11.65163
25	18.90161	18.51032	64	12.39036	11.65293
26	18.50020	18.09646	65	13.72185	12.90690
27	17.01596	16.61484	66	12.39430	11.65881
28	16.34893	15.94910	67	12.81410	12.04844
29	17.00341	17.08768	68	12.40111	11.66041
30	16.24329	15.81521	69	12.81487	12.04974
31	16.45607	16.03157	70	12.40186	11.66236
32	15.69519	15.28488	71	12.40542	11.66723
33	16.05755	15.62938	72	12.81932	12.05680
34	15.41892	15.00524	73	12.41224	11.66886
35	15.38827	15.52968	74	12.82637	12.05850
36	16.65095	16.20942	75	12.41300	11.67017
37	16.00032	15.57322	76	12.41338	11.67151
38	16.41882	15.97767	77	13.27328	12.48078
39	15.79484	15.36014	78	12.41733	11.67624

(1)

Based on one-month LIBOR and six-month LIBOR of 20% for each period.

(2)

Assumes a constant prepayment rate of 30%.

(3)

Assumes no losses.

Excess Spread (1)(2)(3)

Period	Excess Spread	Period	Excess Spread
1	1.88%	31	3.83%
2	1.64%	32	3.63%
3	1.40%	33	3.81%
4	1.29%	34	3.61%
5	1.70%	35	3.76%
6	1.13%	36	3.98%
7	1.25%	37	3.79%
8	1.06%	38	4.02%
9	1.22%	39	3.88%
10	1.02%	40	3.89%
11	1.01%	41	4.47%
12	1.19%	42	3.96%
13	0.99%	43	4.14%
14	1.15%	44	3.96%
15	1.04%	45	4.14%
16	1.05%	46	3.96%
17	1.56%	47	3.99%
18	1.03%	48	4.18%
19	1.20%	49	3.99%
20	1.02%	50	4.17%
21	1.18%	51	3.98%
22	0.99%	52	3.98%
23	2.65%	53	4.54%
24	3.48%	54	4.02%
25	3.29%	55	4.19%
26	3.46%	56	4.02%
27	3.27%	57	4.20%
28	3.26%	58	4.03%
29	3.97%	59	4.05%
30	3.66%	60	4.24%

(1)

Based on gradually increasing one-month LIBOR and six-month LIBOR.

(2)

Assumes a constant prepayment rate of 30%.

(3)

Does not include swap payments to the Trust, reflects swap payments made by the Trust.

SAIL 2005-10 Collateral Summary – Aggregate

Collateral information is as of the Statistical Calculation Date.

Collateral Characteristics – Aggregate
Collateral characteristics are listed below as of the Statistical Calculation Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	5,184	$1,030,763,902.80	59.16%	7.455%	100.00%	615	82.26%	56.62%	39.88%
3/27 ARM (Libor)	321	64,742,980.67	3.72	7.181	100.00	618	81.46	61.78	40.68
5/25 ARM (Libor)	25	6,404,326.93	0.37	7.055	100.00	666	81.60	39.53	51.20
6 Month ARM (Libor)	6	1,178,455.80	0.07	7.104	100.00	604	85.14	25.91	51.44
Balloon	1,379	102,784,074.36	5.90	9.597	0.00	653	93.75	48.42	9.33
Fixed Rate	1,001	150,332,387.30	8.63	7.321	0.00	631	79.10	63.19	36.66
Subtotal (Non-IO):	7,916	$1,356,206,127.86	77.84%	7.587%	81.34%	620	82.74%	56.87%	37.31%

Interest-Only Loans:
2/28 ARM (Libor)	1,287	$350,499,671.16	20.12%	6.755%	100.00%	642	80.02%	40.34%	16.65%
3/27 ARM (Libor)	101	24,394,423.03	1.40	6.508	100.00	663	79.84	46.81	25.34
5/25 ARM (Libor)	15	3,308,584.35	0.19	6.344	100.00	661	78.35	55.44	22.66
Fixed Rate	29	7,781,843.29	0.45	6.474	0.00	670	76.18	57.56	5.48
Subtotal (IO Loans):	1,432	$385,984,521.83	22.16%	6.730%	97.98%	644	79.92%	41.22%	17.03%

Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
24	10	$1,592,851.20	0.41%	7.375%	100.00%	626	78.57%	81.04%	23.43%
36	1	65,548.16	0.02	6.775	100.00	703	95.00	100.00	100.00
60	1,408	381,904,481.72	98.94	6.730	97.96	644	79.94	40.89	17.09
120	13	2,421,640.75	0.63	6.422	100.00	679	77.40	66.08	0.00
Total:	1,432	$385,984,521.83	100.00%	6.730%	97.98%	644	79.92%	41.22%	17.03%

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	899	$32,609,878.19	1.87%	10.067%	25.22%	634	93.70%	61.21%	7.42%
50,000.01 - 100,000.00	1,876	141,075,102.94	8.10	8.628	56.93	625	86.32	62.93	17.33
100,000.01 - 150,000.00	1,815	227,597,190.15	13.06	7.658	77.76	621	82.59	67.26	29.94
150,000.01 - 200,000.00	1,383	242,425,828.67	13.91	7.359	89.14	618	80.81	62.89	33.44
200,000.01 - 250,000.00	1,010	226,559,139.03	13.00	7.233	89.40	620	80.53	54.70	36.48
250,000.01 - 300,000.00	761	209,331,824.44	12.02	7.163	90.62	623	79.65	45.07	31.45
300,000.01 - 350,000.00	505	163,879,563.58	9.41	7.123	90.94	629	81.30	41.91	33.91
350,000.01 - 400,000.00	400	149,752,080.77	8.60	7.057	93.60	629	81.77	41.18	34.09
400,000.01 - 450,000.00	253	107,794,614.37	6.19	7.054	92.49	634	82.82	45.10	40.92
450,000.01 - 500,000.00	203	96,532,776.87	5.54	6.974	93.09	630	82.95	42.48	40.45
500,000.01 - 550,000.00	89	46,932,523.35	2.69	7.147	86.61	652	84.51	53.96	47.34
550,000.01 - 600,000.00	73	42,042,136.47	2.41	7.110	93.07	630	82.89	46.60	36.66
600,000.01 - 650,000.00	37	23,221,962.78	1.33	6.948	97.36	629	81.51	59.64	29.62
650,000.01 >=	44	32,436,028.08	1.86	6.889	81.07	647	82.43	58.66	39.72
Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	8,038	$1,665,934,845.69	95.62%	7.252%	88.92%	624	81.30%	53.99%	34.32%
2nd Lien	1,310	76,255,804.00	4.38	10.574	0.00	658	99.86	40.49	0.00
Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Purchase	4,620	$761,026,056.55	43.68%	7.574%	86.43%	651	85.54%	48.04%	29.70%
Cash Out Refinance	3,396	727,201,629.09	41.74	7.320	85.40	605	78.96	58.35	34.38
Rate/Term Refinance	1,156	219,583,560.44	12.60	7.075	77.93	609	80.88	52.47	38.42
Debt Consolidation	152	31,711,018.32	1.82	7.134	92.86	605	80.30	73.92	33.57
Home Improvement	24	2,668,385.29	0.15	7.609	71.27	637	89.85	67.52	26.89
Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	8,110	$1,521,015,690.29	87.30%	7.305%	83.99%	620	81.56%	53.71%	28.69%
Investment	1,043	190,984,997.20	10.96	8.072	93.17	659	86.29	53.64	66.92
Second Home	195	30,189,962.20	1.73	7.795	85.65	675	83.62	36.55	25.14
Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	1,359	$82,430,431.34	4.73%	10.304%	0.00%	655	97.79%	42.41%	2.01%
181 - 240	47	4,206,800.38	0.24	7.973	0.00	619	79.94	70.23	23.55
241 - 360	7,942	1,655,553,417.97	95.03	7.251	89.47	624	81.34	53.91	34.38
Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	1,359	$82,430,431.34	4.73%	10.304%	0.00%	655	97.79%	42.41%	2.01%
181 - 240	47	4,206,800.38	0.24	7.973	0.00	619	79.94	70.23	23.55
241 - 360	7,942	1,655,553,417.97	95.03	7.251	89.47	624	81.34	53.91	34.38
Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	2,149	$580,678,674.42	33.33%	7.113%	87.26%	625	80.03%	43.21%	27.35%
IL	792	139,215,308.44	7.99	7.765	92.08	631	84.18	55.36	42.56
FL	699	117,192,845.08	6.73	7.522	85.68	620	82.41	53.81	35.14
AZ	557	98,470,272.55	5.65	7.522	93.41	615	82.13	62.32	35.79
NY	304	85,900,020.17	4.93	7.491	80.24	638	83.03	40.37	39.63
TX	591	64,749,893.26	3.72	7.752	74.44	620	82.60	57.31	20.74
MD	255	50,913,853.01	2.92	7.346	83.03	611	80.06	65.40	36.66
NJ	183	44,626,828.24	2.56	7.375	83.49	625	81.30	48.86	36.89
NV	205	40,531,474.60	2.33	7.465	90.42	632	82.48	52.83	31.21
MN	273	39,185,966.64	2.25	7.784	84.81	637	85.50	63.63	33.10
Other	3,340	480,725,513.28	27.59	7.484	80.60	627	83.72	63.38	35.17
Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	421	$71,912,790.09	4.13%	7.016%	73.59%	593	49.26%	53.73%	0.00%
60.01 to 70.00%	597	127,733,681.88	7.33	7.063	83.66	589	66.43	55.82	0.00
70.01 to 80.00%	3,596	765,990,754.12	43.97	6.978	90.51	629	78.83	47.74	0.00
80.01 to 85.00%
With MI:	695	153,490,530.05	8.81	7.404	88.16	599	84.44	58.88	100.00
Without MI:	219	33,438,821.59	1.92	7.883	94.18	563	84.69	61.75	0.00
85.01 to 90.00%
With MI:	1,197	274,094,216.97	15.73	7.463	89.56	637	89.70	52.61	100.00
Without MI:	358	51,629,770.16	2.96	7.994	95.54	589	89.73	76.85	0.00
90.01 to 95.00%
With MI:	521	110,654,643.16	6.35	7.689	89.80	667	94.83	73.39	100.00
Without MI:	163	30,281,204.47	1.74	8.034	95.30	613	94.67	63.18	0.00
95.01 to 100.00%
With MI:	170	33,506,448.11	1.92	7.937	78.92	691	99.88	62.08	100.00
Without MI:	101	13,201,985.09	0.76	8.416	90.12	634	99.91	59.27	0.00
Subtotal (First Lien):	8,038	$1,665,934,845.69	95.62%	7.252%	88.92%	624	81.30%	53.99%	34.32%

Second Lien Loans:
85.01 to 90.00%	3	$126,452.00	0.01%	10.129%	0.00%	670	88.48%	73.15%	0.00%
90.01 to 95.00%	37	1,722,816.49	0.10	10.641	0.00	653	94.78	30.97	0.00
95.01 to 100.00%	1,270	74,406,535.51	4.27	10.573	0.00	658	99.99	40.65	0.00
Subtotal (Second Lien):	1,310	$76,255,804.00	4.38%	10.574%	0.00%	658	99.86%	40.49%	0.00%

Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

*Includes the loan in the securitization and any senior liens.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	3,003	$643,396,328.53	36.93%	7.463%	86.92%	631	85.34%	58.32%	88.82%
60.01 to 70.00%	598	127,995,981.73	7.35	7.064	83.70	589	66.45	55.70	0.20
70.01 to 80.00%	3,596	765,990,754.12	43.97	6.978	90.51	629	78.83	47.74	0.00
80.01 to 85.00%	219	33,438,821.59	1.92	7.883	94.18	563	84.69	61.75	0.00
85.01 to 90.00%	358	51,629,770.16	2.96	7.994	95.54	589	89.73	76.85	0.00
90.01 to 95.00%	163	30,281,204.47	1.74	8.034	95.30	613	94.67	63.18	0.00
95.01 to 100.00%	101	13,201,985.09	0.76	8.416	90.12	634	99.91	59.27	0.00
Subtotal (First Lien):	8,038	$1,665,934,845.69	95.62%	7.252%	88.92%	624	81.30%	53.99%	34.32%

Second Lien Loans:
85.01 to 90.00%	3	$126,452.00	0.01%	10.129%	0.00%	670	88.48%	73.15%	0.00%
90.01 to 95.00%	37	1,722,816.49	0.10	10.641	0.00	653	94.78	30.97	0.00
95.01 to 100.00%	1,270	74,406,535.51	4.27	10.573	0.00	658	99.99	40.65	0.00
Subtotal (Second Lien):	1,310	$76,255,804.00	4.38%	10.574%	0.00%	658	99.86%	40.49%	0.00%

Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

*Combined LTV after taking mortgage insurance into account.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	418	$71,462,771.53	4.10%	7.012%	73.65%	594	49.23%	53.68%	0.00%
60.01 to 70.00%	565	124,495,949.36	7.15	7.070	83.33	588	66.39	55.27	0.00
70.01 to 80.00%	1,589	344,447,167.33	19.77	7.146	85.61	596	77.47	51.00	0.00
80.01 to 85.00%
With MI:	666	148,347,576.46	8.52	7.394	87.96	598	84.43	59.52	100.00
Without MI:	178	29,865,964.40	1.71	7.779	93.57	567	84.37	60.66	0.00
85.01 to 90.00%
With MI:	1,131	263,551,854.31	15.13	7.450	89.30	637	89.68	51.98	100.00
Without MI:	290	46,766,056.42	2.68	7.836	94.57	594	88.97	72.11	0.00
90.01 to 95.00%
With MI:	523	110,603,446.66	6.35	7.675	89.65	665	94.63	72.07	100.00
Without MI:	271	51,440,019.31	2.95	7.710	94.24	623	88.79	49.83	0.00
95.01 to 100.00%
With MI:	263	49,242,960.86	2.83	7.909	84.49	676	96.69	64.09	100.00
Without MI:	2,144	425,711,079.05	24.44	6.916	94.61	654	80.67	47.59	0.00
Subtotal (First Lien):	8,038	$1,665,934,845.69	95.62%	7.252%	88.92%	624	81.30%	53.99%	34.32%

Second Lien Loans:
85.01 to 90.00%	3	$126,452.00	0.01%	10.129%	0.00%	670	88.48%	73.15%	0.00%
90.01 to 95.00%	37	1,722,816.49	0.10	10.641	0.00	653	94.78	30.97	0.00
95.01 to 100.00%	1,270	74,406,535.51	4.27	10.573	0.00	658	99.99	40.65	0.00
Subtotal (Second Lien):	1,310	$76,255,804.00	4.38%	10.574%	0.00%	658	99.86%	40.49%	0.00%

Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

*Includes all liens on the mortgaged property.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
450 - 499	2	$213,584.70	0.01%	7.496%	71.06%	476	85.78%	0.00%	0.00%
500 - 520	285	49,098,714.82	2.82	8.424	94.67	511	74.79	74.76	15.49
521 - 540	454	84,236,016.31	4.84	7.791	90.66	531	75.13	72.33	20.63
541 - 560	643	129,693,086.09	7.44	7.559	91.30	551	77.66	70.68	31.02
561 - 580	823	158,958,373.13	9.12	7.436	88.89	571	79.08	65.51	31.00
581 - 600	1,048	185,298,633.21	10.64	7.375	88.44	591	80.70	69.19	28.85
601 - 620	1,368	237,580,740.39	13.64	7.360	85.61	611	82.43	63.19	26.90
621 - 640	1,259	229,567,648.18	13.18	7.376	84.17	630	83.69	50.21	32.07
641 - 660	1,043	198,355,613.05	11.39	7.236	80.99	650	83.74	40.43	37.82
661 - 680	834	154,953,418.52	8.89	7.339	79.56	669	85.12	39.76	42.41
681 - 700	562	111,915,815.66	6.42	7.286	79.26	690	85.08	31.76	39.86
701 - 720	411	81,631,732.26	4.69	7.208	82.08	710	85.40	28.49	40.49
721 - 740	264	53,950,192.58	3.10	7.098	82.51	730	84.65	35.20	37.88
741 - 760	183	35,387,773.22	2.03	7.269	84.78	750	86.55	27.29	38.69
761 - 780	106	18,998,847.18	1.09	7.238	77.45	770	86.14	35.03	36.10
781 >=	63	12,350,460.39	0.71	7.385	74.59	792	88.11	59.96	55.86
Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	6,512	$1,175,803,953.81	67.49%	7.368%	84.30%	621	81.70%	53.86%	31.36%
PUD	1,335	258,664,339.70	14.85	7.377	86.03	622	82.28	58.44	32.84
2-4 Family	708	173,669,821.10	9.97	7.546	89.20	649	83.57	45.91	44.70
Condo	793	134,052,535.08	7.69	7.500	83.98	645	83.55	49.34	30.14
Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$345,207,229.85	$87,350,336.34	$926,307,284.96	$14,353,604.18	$0.00	$8,045,118.63	$1,381,263,573.96
Fixed Rate	26,847,153.77	7,412,613.89	9,317,187.19	82,526,323.31	187,863.60	31,823,088.83	158,114,230.59
Balloon	27,546,494.49	3,897,913.67	18,072,796.97	50,988,662.49	72,964.10	2,205,242.64	102,784,074.36
3/27 ARM (Libor)	25,931,784.68	1,138,288.86	2,393,503.06	59,290,396.68	0.00	383,430.42	89,137,403.70
5/25 ARM (Libor)	1,966,953.39	1,644,951.73	562,400.18	4,915,605.98	0.00	623,000.00	9,712,911.28
6 Month ARM (Libor)	0.00	327,790.85	300,920.83	107,913.21	0.00	441,830.91	1,178,455.80
Total:	$427,499,616.18	$101,771,895.34	$956,954,093.19	$212,182,505.85	$260,827.70	$43,521,711.43	$1,742,190,649.69

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	24.99%	6.32%	67.06%	1.04%	0.00%	0.58%	79.28%
Fixed Rate	16.98	4.69	5.89	52.19	0.12	20.13	9.08
Balloon	26.80	3.79	17.58	49.61	0.07	2.15	5.90
3/27 ARM (Libor)	29.09	1.28	2.69	66.52	0.00	0.43	5.12
5/25 ARM (Libor)	20.25	16.94	5.79	50.61	0.00	6.41	0.56
6 Month ARM (Libor)	0.00	27.82	25.54	9.16	0.00	37.49	0.07
Total:	24.54%	5.84%	54.93%	12.18%	0.01%	2.50%	100.00%

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	4,480	$896,386,123.92	51.45%	7.274%	86.34%	620	81.16%	57.10%	31.03%
None	2,395	427,499,616.18	24.54	7.908	87.28	634	83.68	52.50	38.06
5% of UPB	1,362	260,729,255.96	14.97	6.913	80.73	629	81.57	38.34	30.86
2% of UPB	288	45,583,819.81	2.62	7.442	88.69	641	83.93	60.64	34.45
1% of UPB	255	42,971,681.57	2.47	7.095	71.10	629	82.04	41.67	27.77
Other	568	69,020,152.25	3.96	7.827	76.51	624	85.82	70.36	33.03
Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	5,425	$930,349,748.13	53.40%	7.322%	83.96%	610	82.48%	100.00%	36.18%
Stated	3,661	753,349,119.08	43.24	7.506	86.34	645	81.71	0.00	28.73
Limited	248	55,651,352.98	3.19	7.215	84.23	621	81.67	0.00	33.35
No Documentation	14	2,840,429.50	0.16	6.778	100.00	672	79.49	0.00	7.43
Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full Doc Loans:
Not Available	1	$163,881.90	0.01%	7.650%	0.00%	630	80.00%	100.00%	0.00%
0.01 to 5.00	11	2,547,273.10	0.15	7.548	91.99	635	86.70	100.00	38.36
5.01 to 10.00	26	4,151,852.33	0.24	7.831	68.64	627	86.81	100.00	54.03
10.01 to 15.00	71	11,692,746.56	0.67	7.680	86.27	618	83.00	100.00	30.45
15.01 to 20.00	143	21,679,341.25	1.24	7.388	79.35	621	79.11	100.00	39.70
20.01 to 25.00	241	34,635,797.23	1.99	7.320	78.88	609	80.34	100.00	36.31
25.01 to 30.00	409	60,755,545.69	3.49	7.375	80.70	614	81.22	100.00	36.17
30.01 to 35.00	631	98,999,459.99	5.68	7.288	82.41	608	81.46	100.00	39.03
35.01 to 40.00	838	138,725,704.06	7.96	7.381	83.98	605	82.02	100.00	35.86
40.01 to 45.00	1,079	187,551,653.44	10.77	7.308	83.61	611	83.25	100.00	37.13
45.01 to 50.00	1,526	270,667,609.74	15.54	7.326	85.43	613	83.75	100.00	35.01
50.01 to 55.00	442	96,957,531.70	5.57	7.187	87.05	604	81.15	100.00	34.78
55.01 to 60.00	7	1,821,351.14	0.10	6.596	95.75	601	80.95	100.00	6.50
Subtotal (Full Doc):	5,425	$930,349,748.13	53.40%	7.322%	83.96%	610	82.48%	100.00%	36.18%

Non-Full Doc Loans:
Not Available	13	$3,595,149.24	0.21%	7.097%	94.20%	658	77.08%	0.00%	5.80%
0.01 to 5.00	4	879,467.61	0.05	7.087	100.00	675	88.45	0.00	100.00
5.01 to 10.00	15	3,365,681.63	0.19	7.010	80.06	646	78.47	0.00	46.08
10.01 to 15.00	33	6,106,398.92	0.35	7.825	89.89	631	80.17	0.00	37.28
15.01 to 20.00	68	11,174,931.66	0.64	7.636	76.42	643	79.74	0.00	39.48
20.01 to 25.00	135	22,518,206.29	1.29	7.695	91.46	636	82.03	0.00	44.93
25.01 to 30.00	242	43,345,301.06	2.49	7.528	87.51	645	80.67	0.00	34.96
30.01 to 35.00	376	78,435,804.70	4.50	7.313	87.87	639	80.06	0.00	31.35
35.01 to 40.00	675	137,363,192.94	7.88	7.458	88.03	639	80.95	0.00	29.79
40.01 to 45.00	937	193,652,483.64	11.12	7.472	86.43	646	82.27	0.00	28.08
45.01 to 50.00	1,266	269,294,073.02	15.46	7.538	84.04	647	82.60	0.00	25.81
50.01 to 55.00	152	39,258,310.85	2.25	7.489	87.31	625	81.17	0.00	27.53
55.01 to 60.00	7	2,851,900.00	0.16	6.292	100.00	667	78.03	0.00	13.32
Subtotal (Non-Full Doc):	3,923	$811,840,901.56	46.60%	7.483%	86.25%	643	81.70%	0.00%	28.97%

Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	57	$15,798,224.91	0.91%	5.382%	100.00%	673	75.96%	76.33%	18.71%
5.501 to 6.000	329	90,664,783.41	5.20	5.868	100.00	654	77.54	54.12	15.26
6.001 to 6.500	867	217,778,082.20	12.50	6.326	100.00	640	78.87	57.60	21.46
6.501 to 7.000	1,673	393,957,527.14	22.61	6.808	100.00	625	80.18	51.82	27.34
7.001 to 7.500	1,184	257,331,270.89	14.77	7.288	100.00	622	81.91	50.50	37.45
7.501 to 8.000	1,099	225,001,690.78	12.91	7.779	100.00	612	83.30	53.05	43.83
8.001 to 8.500	658	119,777,619.59	6.88	8.285	100.00	604	85.07	50.38	48.76
8.501 to 9.000	621	103,066,131.25	5.92	8.759	100.00	608	87.20	52.18	55.17
9.001 to 9.500	248	34,096,286.32	1.96	9.250	100.00	603	86.74	50.85	51.47
9.501 to 10.000	130	16,453,370.03	0.94	9.724	100.00	595	85.55	42.60	33.41
10.001 to 10.500	48	5,580,310.71	0.32	10.219	100.00	568	80.59	29.18	36.79
10.501 to 11.000	13	829,702.82	0.05	10.847	100.00	525	77.48	61.49	0.00
Greater than 11.000	12	957,344.69	0.05	11.488	100.00	522	71.61	44.95	0.00
Subtotal (ARM Loans):	6,939	$1,481,292,344.74	85.02%	7.257%	100.00%	623	81.65%	52.73%	34.20%

Fixed Rate Loans:
Less than 5.501	1	$464,491.02	0.03%	5.500%	0.00%	717	75.61%	100.00%	0.00%
5.501 to 6.000	24	6,396,398.66	0.37	5.941	0.00	682	76.50	41.72	29.68
6.001 to 6.500	122	30,712,365.85	1.76	6.321	0.00	662	76.12	62.37	25.74
6.501 to 7.000	298	59,224,108.96	3.40	6.833	0.00	635	76.86	66.72	31.45
7.001 to 7.500	194	34,144,793.20	1.96	7.301	0.00	630	78.90	66.73	39.57
7.501 to 8.000	221	30,425,902.01	1.75	7.765	0.00	621	80.15	62.16	39.52
8.001 to 8.500	97	11,096,006.51	0.64	8.275	0.00	607	82.08	65.17	40.63
8.501 to 9.000	83	7,079,137.95	0.41	8.774	0.00	612	88.23	64.14	55.08
9.001 to 9.500	106	7,232,107.05	0.42	9.397	0.00	668	95.75	73.16	16.90
9.501 to 10.000	294	18,317,615.86	1.05	9.850	0.00	677	98.60	39.36	4.28
10.001 to 10.500	284	17,270,889.45	0.99	10.321	0.00	668	99.22	32.15	3.05
10.501 to 11.000	323	18,136,429.64	1.04	10.817	0.00	647	99.42	37.23	1.28
Greater than 11.000	362	20,398,058.79	1.17	11.555	0.00	616	99.19	44.95	0.00
Subtotal (Fixed Rate):	2,409	$260,898,304.95	14.98%	8.192%	0.00%	641	84.79%	57.21%	24.97%

Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	17	$4,121,442.11	0.28%	6.374%	100.00%	677	77.80%	11.11%	23.82%
3.001 - 3.500	18	3,750,806.23	0.25	6.757	100.00	653	79.23	42.25	36.64
3.501 - 4.000	31	5,903,859.34	0.40	6.937	100.00	619	80.67	57.47	25.42
4.001 - 4.500	94	16,444,146.65	1.11	7.766	100.00	631	84.64	59.01	48.74
4.501 - 5.000	493	99,557,869.88	6.72	7.588	100.00	628	83.24	51.90	40.65
5.001 - 5.500	1,130	266,923,009.36	18.02	7.087	100.00	609	80.28	56.04	38.03
5.501 - 6.000	2,395	530,423,900.40	35.81	7.137	100.00	639	82.80	60.48	38.04
6.001 - 6.500	1,792	374,038,943.23	25.25	7.321	100.00	620	80.79	39.83	24.35
6.501 - 7.000	620	126,093,591.36	8.51	7.356	100.00	597	79.00	51.98	30.11
7.001 - 7.500	181	32,504,501.61	2.19	7.662	100.00	602	84.47	46.58	44.16
7.501 - 8.000	101	14,257,168.60	0.96	8.201	100.00	594	87.41	65.14	32.47
8.001 - 8.500	37	4,357,720.92	0.29	8.765	100.00	592	89.02	64.23	47.11
8.501 - 9.000	21	2,248,252.06	0.15	9.197	100.00	589	91.50	83.45	31.65
9.001 - 9.500	7	500,070.79	0.03	9.659	100.00	588	86.79	60.51	36.66
9.501 - 10.000	2	167,062.20	0.01	9.717	100.00	588	83.54	0.00	0.00
Total:	6,939	$1,481,292,344.74	100.00%	7.257%	100.00%	623	81.65%	52.73%	34.20%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	2	$352,800.00	0.02%	7.125%	100.00%	702	80.00%	32.88%	0.00%
1.500	126	18,130,261.28	1.22	7.459	100.00	613	82.82	47.59	31.22
2.000	176	36,504,577.08	2.46	7.369	100.00	618	83.52	48.34	40.57
3.000	6,625	1,423,168,841.85	96.08	7.252	100.00	623	81.59	53.03	34.16
5.000	5	1,866,672.23	0.13	7.071	100.00	649	80.00	0.00	0.00
6.000	5	1,269,192.30	0.09	7.575	100.00	682	71.56	0.00	0.00
Total:	6,939	$1,481,292,344.74	100.00%	7.257%	100.00%	623	81.65%	52.73%	34.20%

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	6,799	$1,460,177,817.65	98.57%	7.255%	100.00%	623	81.64%	52.85%	34.31%
1.500	129	18,516,775.67	1.25	7.455	100.00	613	82.85	48.68	30.57
2.000	11	2,597,751.42	0.18	7.044	100.00	646	75.52	16.72	0.00
Total:	6,939	$1,481,292,344.74	100.00%	7.257%	100.00%	623	81.65%	52.73%	34.20%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
9.501 - 10.000	1	$80,000.00	0.01%	7.800%	100.00%	622	100.00%	100.00%	0.00%
11.001 - 11.500	36	9,308,727.19	0.63	5.391	100.00	668	76.28	66.38	15.13
11.501 - 12.000	199	51,704,093.50	3.49	5.895	100.00	656	78.36	38.96	11.72
12.001 - 12.500	492	121,179,199.96	8.18	6.295	100.00	638	78.88	50.95	22.60
12.501 - 13.000	1,076	244,766,423.07	16.52	6.656	100.00	625	79.53	51.83	25.66
13.001 - 13.500	909	197,503,576.47	13.33	6.779	100.00	628	80.47	62.10	30.07
13.501 - 14.000	1,154	261,436,111.39	17.65	7.081	100.00	622	81.42	57.18	31.31
14.001 - 14.500	902	196,711,315.64	13.28	7.458	100.00	622	82.24	49.87	37.74
14.501 - 15.000	868	174,459,767.91	11.78	7.903	100.00	614	83.37	52.16	44.81
15.001 - 15.500	506	93,560,359.14	6.32	8.359	100.00	606	85.13	47.07	48.60
15.501 - 16.000	473	84,179,910.21	5.68	8.794	100.00	611	87.09	49.75	57.49
16.001 - 16.500	178	27,366,959.66	1.85	9.304	100.00	605	86.58	45.54	53.75
16.501 - 17.000	86	12,983,695.97	0.88	9.727	100.00	599	85.60	33.91	40.12
17.001 - 17.500	36	4,331,632.28	0.29	10.173	100.00	564	78.58	28.19	34.15
17.501 - 18.000	11	763,227.66	0.05	10.852	100.00	526	77.67	58.13	0.00
18.001 - 18.500	6	540,094.69	0.04	11.236	100.00	522	73.70	56.67	0.00
18.501 - 19.000	5	378,250.00	0.03	11.698	100.00	520	69.82	22.54	0.00
19.501 >=	1	39,000.00	0.00	12.950	100.00	544	60.00	100.00	0.00
Total:	6,939	$1,481,292,344.74	100.00%	7.257%	100.00%	623	81.65%	52.73%	34.20%

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	96	$20,642,599.09	1.39%	6.203%	100.00%	669	82.16%	48.41%	29.20%
5.501 - 6.000	367	97,471,306.41	6.58	5.892	100.00	656	77.49	57.81	14.76
6.001 - 6.500	880	221,006,359.41	14.92	6.333	100.00	639	79.11	57.19	22.22
6.501 - 7.000	1,644	388,685,917.76	26.24	6.814	100.00	625	80.13	51.99	27.66
7.001 - 7.500	1,171	254,929,070.93	17.21	7.296	100.00	621	81.81	50.79	36.84
7.501 - 8.000	1,090	222,661,155.41	15.03	7.786	100.00	612	83.25	53.33	43.58
8.001 - 8.500	644	117,798,359.64	7.95	8.292	100.00	603	84.94	50.41	48.93
8.501 - 9.000	611	101,718,632.29	6.87	8.763	100.00	607	87.13	52.19	55.52
9.001 - 9.500	241	33,184,586.80	2.24	9.253	100.00	603	86.61	49.96	51.89
9.501 - 10.000	123	15,881,950.42	1.07	9.722	100.00	593	85.19	40.95	33.15
10.001 - 10.500	47	5,525,359.07	0.37	10.220	100.00	568	80.39	28.48	37.15
10.501 - 11.000	13	829,702.82	0.06	10.847	100.00	525	77.48	61.49	0.00
11.001 - 11.500	6	540,094.69	0.04	11.236	100.00	522	73.70	56.67	0.00
11.501 - 12.000	5	378,250.00	0.03	11.698	100.00	520	69.82	22.54	0.00
12.501 - 13.000	1	39,000.00	0.00	12.950	100.00	544	60.00	100.00	0.00
Total:	6,939	$1,481,292,344.74	100.00%	7.257%	100.00%	623	81.65%	52.73%	34.20%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	10	$1,924,099.16	0.13%	7.331%	100.00%	599	81.88%	36.13%	40.93%
13 - 24	6,458	1,378,665,025.08	93.07	7.276	100.00	622	81.70	52.48	33.99
25 - 36	430	90,847,909.22	6.13	7.015	100.00	630	80.99	57.63	36.48
37 >=	41	9,855,311.28	0.67	6.821	100.00	664	80.49	45.75	40.88
Total:	6,939	$1,481,292,344.74	100.00%	7.257%	100.00%	623	81.65%	52.73%	34.20%

SAIL 2005-10 Collateral Summary – Group 2

Collateral information is as of the Statistical Calculation Date.

Collateral Characteristics – Group 2
Collateral characteristics are listed below as of the Statistical Calculation Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	455	$72,295,724.75	74.60%	7.722%	100.00%	631	83.70%	59.21%	45.14%
3/27 ARM (Libor)	22	3,634,197.01	3.75	7.356	100.00	617	82.14	78.74	38.09
5/25 ARM (Libor)	3	626,315.00	0.65	8.065	100.00	669	89.33	13.42	86.58
Balloon	173	7,647,142.85	7.89	10.184	0.00	649	98.03	62.65	9.54
Fixed Rate	37	4,123,555.00	4.26	7.786	0.00	637	82.04	64.77	40.89
Subtotal (Non-IO):	690	$88,326,934.61	91.14%	7.925%	86.67%	633	84.84%	60.25%	41.86%

Interest-Only Loans:
2/28 ARM (Libor)	39	$7,688,024.29	7.93%	6.937%	100.00%	579	71.77%	68.55%	14.16%
3/27 ARM (Libor)	2	579,000.00	0.60	7.142	100.00	632	81.60	39.21	39.21
5/25 ARM (Libor)	1	314,300.00	0.32	5.990	100.00	598	72.25	0.00	0.00
Subtotal (IO Loans):	42	$8,581,324.29	8.86%	6.916%	100.00%	584	72.45%	64.06%	15.33%

Total:	732	$96,908,258.90	100.00%	7.836%	87.85%	629	83.74%	60.59%	39.51%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
24	5	$804,531.20	9.38%	7.363%	100.00%	601	77.21%	86.58%	46.38%
60	37	7,776,793.09	90.62	6.870	100.00	582	71.96	61.73	12.12
Total:	42	$8,581,324.29	100.00%	6.916%	100.00%	584	72.45%	64.06%	15.33%

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	172	$5,742,925.88	5.93%	10.427%	14.06%	640	96.86%	59.90%	7.32%
50,000.01 - 100,000.00	147	11,136,148.95	11.49	8.386	81.95	620	85.29	70.81	14.90
100,000.01 - 150,000.00	155	19,641,136.17	20.27	7.890	92.17	624	84.12	69.76	39.72
150,000.01 - 200,000.00	97	17,055,282.06	17.60	7.467	92.64	630	84.03	72.81	43.27
200,000.01 - 250,000.00	76	16,984,158.37	17.53	7.552	97.16	640	83.37	49.04	50.10
250,000.01 - 300,000.00	48	13,160,915.99	13.58	7.474	91.44	617	77.65	51.96	43.44
300,000.01 - 350,000.00	24	7,891,968.32	8.14	7.401	100.00	625	78.46	46.18	45.49
350,000.01 - 400,000.00	5	1,785,150.00	1.84	7.217	100.00	628	85.93	40.75	60.54
400,000.01 - 450,000.00	6	2,559,923.16	2.64	7.217	83.45	667	90.03	67.53	83.35
450,000.01 - 500,000.00	2	950,650.00	0.98	7.773	100.00	625	86.70	0.00	0.00
Total:	732	$96,908,258.90	100.00%	7.836%	87.85%	629	83.74%	60.59%	39.51%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	562	$90,371,290.29	93.25%	7.630%	94.21%	627	82.56%	60.68%	42.37%
2nd Lien	170	6,536,968.61	6.75	10.687	0.00	651	100.00	59.32	0.00
Total:	732	$96,908,258.90	100.00%	7.836%	87.85%	629	83.74%	60.59%	39.51%

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Purchase	546	$63,048,349.64	65.06%	8.007%	85.17%	645	87.36%	60.87%	43.36%
Cash Out Refinance	169	30,847,576.91	31.83	7.476	92.54	599	76.46	59.93	30.09
Rate/Term Refinance	17	3,012,332.35	3.11	7.932	96.05	584	82.45	61.36	55.59
Total:	732	$96,908,258.90	100.00%	7.836%	87.85%	629	83.74%	60.59%	39.51%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	581	$71,037,611.36	73.30%	7.699%	85.08%	617	82.82%	63.62%	30.10%
Investment	133	23,476,531.13	24.23	8.225	97.36	658	86.67	54.06	69.74
Second Home	18	2,394,116.41	2.47	8.078	77.09	669	82.19	34.68	22.34
Total:	732	$96,908,258.90	100.00%	7.836%	87.85%	629	83.74%	60.59%	39.51%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	172	$6,676,991.97	6.89%	10.623%	0.00%	651	99.67%	59.05%	2.18%
241 - 360	560	90,231,266.93	93.11	7.630	94.35	627	82.56	60.70	42.27
Total:	732	$96,908,258.90	100.00%	7.836%	87.85%	629	83.74%	60.59%	39.51%

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	172	$6,676,991.97	6.89%	10.623%	0.00%	651	99.67%	59.05%	2.18%
241 - 360	560	90,231,266.93	93.11	7.630	94.35	627	82.56	60.70	42.27
Total:	732	$96,908,258.90	100.00%	7.836%	87.85%	629	83.74%	60.59%	39.51%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	94	$19,852,690.10	20.49%	7.267%	90.94%	609	76.24%	50.95%	30.81%
IL	99	13,060,509.05	13.48	7.962	91.33	636	84.98	60.06	40.25
FL	56	7,653,723.97	7.90	7.993	92.58	634	84.13	53.95	46.03
AZ	54	6,279,054.57	6.48	8.017	88.67	641	84.60	47.88	40.91
TX	59	4,983,953.14	5.14	8.164	85.92	623	85.81	68.38	28.70
CO	36	4,052,056.53	4.18	8.031	74.57	646	86.38	60.60	27.96
NY	16	3,205,366.72	3.31	7.573	76.80	639	87.67	62.33	65.13
MN	39	3,196,758.77	3.30	8.495	67.87	623	90.14	69.92	26.80
HI	12	2,984,560.88	3.08	7.237	74.56	633	83.71	84.89	49.42
MI	40	2,858,957.39	2.95	8.422	84.97	608	89.12	91.80	24.62
Other	227	28,780,627.78	29.70	7.966	90.03	634	85.64	63.80	45.66
Total:	732	$96,908,258.90	100.00%	7.836%	87.85%	629	83.74%	60.59%	39.51%

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	30	$5,547,750.09	5.72%	7.307%	94.34%	567	48.82%	63.19%	0.00%
60.01 to 70.00%	28	5,966,974.47	6.16	7.121	93.76	600	66.91	34.56	0.00
70.01 to 80.00%	219	32,593,515.57	33.63	7.170	93.55	628	79.01	58.79	0.00
80.01 to 85.00%
With MI:	36	6,292,275.06	6.49	7.904	91.65	599	84.35	66.33	100.00
Without MI:	21	2,075,727.64	2.14	8.778	100.00	548	84.36	77.00	0.00
85.01 to 90.00%
With MI:	94	17,843,665.33	18.41	7.907	97.22	644	89.82	46.54	100.00
Without MI:	25	2,620,238.36	2.70	8.271	98.87	589	89.84	68.41	0.00
90.01 to 95.00%
With MI:	63	11,666,344.57	12.04	8.011	91.02	667	94.84	83.17	100.00
Without MI:	16	2,169,161.58	2.24	8.688	100.00	613	95.00	66.32	0.00
95.01 to 100.00%
With MI:	18	2,488,328.79	2.57	7.945	86.06	698	100.00	88.25	100.00
Without MI:	12	1,107,308.83	1.14	9.025	100.00	620	100.00	81.13	0.00
Subtotal (First Lien):	562	$90,371,290.29	93.25%	7.630%	94.21%	627	82.56%	60.68%	42.37%

Second Lien Loans:
95.01 to 100.00%	170	$6,536,968.61	6.75%	10.687%	0.00%	651	100.00%	59.32%	0.00%
Subtotal (Second Lien):	170	$6,536,968.61	6.75%	10.687%	0.00%	651	100.00%	59.32%	0.00%

Total:	732	$96,908,258.90	100.00%	7.836%	87.85%	629	83.74%	60.59%	39.51%

*Includes the loan in the securitization and any senior liens.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	240	$43,576,063.99	44.97%	7.864%	93.74%	637	85.80%	63.99%	87.27%
60.01 to 70.00%	29	6,229,274.32	6.43	7.132	94.03	603	67.46	33.10	4.21
70.01 to 80.00%	219	32,593,515.57	33.63	7.170	93.55	628	79.01	58.79	0.00
80.01 to 85.00%	21	2,075,727.64	2.14	8.778	100.00	548	84.36	77.00	0.00
85.01 to 90.00%	25	2,620,238.36	2.70	8.271	98.87	589	89.84	68.41	0.00
90.01 to 95.00%	16	2,169,161.58	2.24	8.688	100.00	613	95.00	66.32	0.00
95.01 to 100.00%	12	1,107,308.83	1.14	9.025	100.00	620	100.00	81.13	0.00
Subtotal (First Lien):	562	$90,371,290.29	93.25%	7.630%	94.21%	627	82.56%	60.68%	42.37%

Second Lien Loans:
95.01 to 100.00%	170	$6,536,968.61	6.75%	10.687%	0.00%	651	100.00%	59.32%	0.00%
Subtotal (Second Lien):	170	$6,536,968.61	6.75%	10.687%	0.00%	651	100.00%	59.32%	0.00%

Total:	732	$96,908,258.90	100.00%	7.836%	87.85%	629	83.74%	60.59%	39.51%

* Combined LTV after taking mortgage insurance into account.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	30	$5,547,750.09	5.72%	7.307%	94.34%	567	48.82%	63.19%	0.00%
60.01 to 70.00%	28	5,966,974.47	6.16	7.121	93.76	600	66.91	34.56	0.00
70.01 to 80.00%	82	13,542,279.65	13.97	7.311	89.94	597	77.66	54.15	0.00
80.01 to 85.00%
With MI:	36	6,292,275.06	6.49	7.904	91.65	599	84.35	66.33	100.00
Without MI:	13	1,279,758.04	1.32	8.670	100.00	547	83.96	76.07	0.00
85.01 to 90.00%
With MI:	89	16,967,065.33	17.51	7.904	97.53	644	89.82	46.81	100.00
Without MI:	20	2,065,086.97	2.13	8.243	97.30	595	89.67	62.71	0.00
90.01 to 95.00%
With MI:	61	11,101,395.94	11.46	8.032	89.87	669	94.77	81.02	100.00
Without MI:	30	3,636,669.29	3.75	8.435	100.00	607	90.07	63.23	0.00
95.01 to 100.00%
With MI:	25	3,929,877.42	4.06	7.903	91.17	679	97.24	83.17	100.00
Without MI:	148	20,042,158.03	20.68	7.216	96.44	645	81.36	64.80	0.00
Subtotal (First Lien):	562	$90,371,290.29	93.25%	7.630%	94.21%	627	82.56%	60.68%	42.37%

Second Lien Loans:
95.01 to 100.00%	170	$6,536,968.61	6.75%	10.687%	0.00%	651	100.00%	59.32%	0.00%
Subtotal (Second Lien):	170	$6,536,968.61	6.75%	10.687%	0.00%	651	100.00%	59.32%	0.00%

Total:	732	$96,908,258.90	100.00%	7.836%	87.85%	629	83.74%	60.59%	39.51%

*Includes all liens on the mortgaged property.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
500 - 520	20	$2,695,245.59	2.78%	8.342%	97.36%	512	70.98%	86.10%	11.73%
521 - 540	29	3,887,178.06	4.01	8.064	90.02	530	72.41	83.06	16.39
541 - 560	41	6,975,135.09	7.20	7.625	95.99	551	70.45	73.03	19.28
561 - 580	55	8,324,883.75	8.59	7.839	96.21	573	82.45	73.78	40.25
581 - 600	97	11,626,432.46	12.00	7.801	86.91	592	82.00	72.82	29.18
601 - 620	111	11,374,304.57	11.74	7.908	84.16	611	86.20	78.15	25.66
621 - 640	82	11,838,219.63	12.22	7.713	92.22	630	86.57	58.84	42.03
641 - 660	76	9,747,810.18	10.06	7.636	76.31	650	85.38	53.91	43.08
661 - 680	81	11,123,244.15	11.48	8.071	87.57	669	88.15	37.62	58.00
681 - 700	60	8,724,462.06	9.00	7.924	89.65	690	87.00	22.33	57.03
701 - 720	32	4,266,140.72	4.40	7.715	77.86	709	88.45	53.66	52.39
721 - 740	20	2,707,302.01	2.79	7.494	90.95	729	81.33	51.04	34.01
741 - 760	12	1,373,401.57	1.42	7.676	76.39	746	96.12	72.40	76.39
761 - 780	9	1,231,175.00	1.27	7.739	91.93	773	88.50	65.48	58.01
781 >=	7	1,013,324.06	1.05	8.419	74.01	789	94.24	73.64	79.91
Total:	732	$96,908,258.90	100.00%	7.836%	87.85%	629	83.74%	60.59%	39.51%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	467	$60,310,321.25	62.23%	7.754%	88.23%	620	82.72%	61.54%	36.51%
PUD	104	13,620,400.28	14.05	7.962	88.66	628	82.97	67.27	37.42
2-4 Family	70	12,593,796.59	13.00	7.983	94.96	656	86.30	47.76	53.40
Condo	91	10,383,740.78	10.72	7.971	75.98	645	87.57	61.83	42.87
Total:	732	$96,908,258.90	100.00%	7.836%	87.85%	629	83.74%	60.59%	39.51%

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$29,189,553.75	$3,413,956.34	$47,380,238.95	$0.00	$0.00	$0.00	$79,983,749.04
Balloon	3,116,597.86	248,862.08	701,297.73	3,580,385.18	0.00	0.00	7,647,142.85
3/27 ARM (Libor)	1,704,227.91	0.00	31,694.00	2,477,275.10	0.00	0.00	4,213,197.01
Fixed Rate	995,398.68	690,100.00	0.00	2,438,056.32	0.00	0.00	4,123,555.00
5/25 ARM (Libor)	0.00	0.00	84,065.00	856,550.00	0.00	0.00	940,615.00
Total:	$35,005,778.20	$4,352,918.42	$48,197,295.68	$9,352,266.60	$0.00	$0.00	$96,908,258.90

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	36.49%	4.27%	59.24%	0.00%	0.00%	0.00%	82.54%
Balloon	40.76	3.25	9.17	46.82	0.00	0.00	7.89
3/27 ARM (Libor)	40.45	0.00	0.75	58.80	0.00	0.00	4.35
Fixed Rate	24.14	16.74	0.00	59.13	0.00	0.00	4.26
5/25 ARM (Libor)	0.00	0.00	8.94	91.06	0.00	0.00	0.97
Total:	36.12%	4.49%	49.73%	9.65%	0.00%	0.00%	100.00%

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	342	$51,657,567.32	53.31%	7.554%	88.65%	619	81.74%	61.59%	38.41%
None	271	35,005,778.20	36.12	8.124	88.25	647	85.58	55.57	44.98
1% of Amount Prepaid	62	3,754,916.52	3.87	9.001	64.70	616	91.72	82.45	18.74
2% of UPB	32	3,660,127.30	3.78	7.775	92.01	609	85.35	81.52	38.32
2 Mo. Int. on Amount Prepaid > 33% Orig. Bal.	4	991,700.00	1.02	7.999	100.00	584	81.82	16.94	0.00
Other	21	1,838,169.56	1.90	7.928	90.39	633	86.50	65.25	32.34
Total:	732	$96,908,258.90	100.00%	7.836%	87.85%	629	83.74%	60.59%	39.51%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	467	$58,712,704.15	60.59%	7.728%	87.29%	616	84.71%	100.00%	41.52%
Stated	256	37,604,993.85	38.80	8.000	89.12	648	82.18	0.00	37.00
Limited	9	590,560.90	0.61	8.165	62.79	619	86.41	0.00	0.00
Total:	732	$96,908,258.90	100.00%	7.836%	87.85%	629	83.74%	60.59%	39.51%

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full Doc Loans:
20.01 to 25.00	17	$2,509,721.82	2.59%	7.768%	98.76%	592	81.00%	100.00%	31.32%
25.01 to 30.00	23	3,049,631.69	3.15	7.718	98.70	605	83.87	100.00	59.42
30.01 to 35.00	50	5,499,405.17	5.67	7.930	79.94	609	84.21	100.00	38.29
35.01 to 40.00	81	9,994,447.18	10.31	7.581	90.27	616	84.41	100.00	35.95
40.01 to 45.00	89	10,131,349.30	10.45	7.892	93.03	628	87.55	100.00	41.44
45.01 to 50.00	169	20,230,304.79	20.88	7.795	82.43	617	84.82	100.00	40.98
50.01 to 55.00	38	7,297,844.20	7.53	7.352	85.53	619	82.87	100.00	49.24
Subtotal (Full Doc):	467	$58,712,704.15	60.59%	7.728%	87.29%	616	84.71%	100.00%	41.52%

Non-Full Doc Loans:
20.01 to 25.00	8	$913,207.57	0.94%	7.827%	83.73%	620	82.07%	0.00%	45.49%
25.01 to 30.00	19	2,139,534.42	2.21	8.683	100.00	657	85.02	0.00	42.94
30.01 to 35.00	15	1,995,076.96	2.06	7.700	85.81	630	77.87	0.00	29.11
35.01 to 40.00	48	7,377,898.40	7.61	7.992	92.77	637	80.34	0.00	33.00
40.01 to 45.00	78	11,479,015.67	11.85	8.065	88.55	654	83.81	0.00	41.52
45.01 to 50.00	84	11,867,236.99	12.25	7.957	84.29	653	82.77	0.00	33.03
50.01 to 55.00	13	2,423,584.74	2.50	7.679	93.19	634	79.33	0.00	36.18
Subtotal (Non-Full Doc):	265	$38,195,554.75	39.41%	8.003%	88.72%	647	82.25%	0.00%	36.42%
Total:	732	$96,908,258.90	100.00%	7.836%	87.85%	629	83.74%	60.59%	39.51%

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	1	$261,000.00	0.27%	5.100%	100.00%	507	53.81%	100.00%	0.00%
5.501 to 6.000	14	3,437,792.29	3.55	5.863	100.00	659	74.87	66.96	18.15
6.001 to 6.500	36	6,437,452.97	6.64	6.309	100.00	624	75.73	74.32	18.21
6.501 to 7.000	80	14,276,270.72	14.73	6.813	100.00	622	77.47	70.21	19.10
7.001 to 7.500	105	18,499,741.62	19.09	7.279	100.00	632	81.93	57.94	37.65
7.501 to 8.000	82	14,357,248.82	14.82	7.778	100.00	624	83.71	54.16	56.30
8.001 to 8.500	74	10,992,787.24	11.34	8.290	100.00	619	87.00	63.28	57.31
8.501 to 9.000	75	10,242,410.90	10.57	8.723	100.00	626	88.74	50.99	66.19
9.001 to 9.500	28	3,869,804.41	3.99	9.259	100.00	645	89.77	54.09	53.57
9.501 to 10.000	16	1,845,746.32	1.90	9.743	100.00	634	91.29	35.59	60.23
10.001 to 10.500	9	801,304.76	0.83	10.181	100.00	549	66.85	42.51	4.98
10.501 to 11.000	1	84,065.00	0.09	10.750	100.00	541	85.00	100.00	0.00
Greater than 11.000	1	31,936.00	0.03	11.050	100.00	548	80.00	100.00	0.00
Subtotal (ARM Loans):	522	$85,137,561.05	87.85%	7.628%	100.00%	626	82.54%	60.20%	42.14%

Fixed Rate Loans:
6.001 to 6.500	3	$464,339.97	0.48%	6.349%	0.00%	719	88.57%	100.00%	42.86%
6.501 to 7.000	5	1,212,677.45	1.25	6.801	0.00	661	83.24	80.23	34.94
7.001 to 7.500	6	986,346.14	1.02	7.193	0.00	622	83.94	89.38	30.06
7.501 to 8.000	10	1,167,662.16	1.20	7.832	0.00	619	75.59	50.40	47.44
8.001 to 8.500	5	519,105.00	0.54	8.173	0.00	661	87.96	22.21	75.96
8.501 to 9.000	2	204,939.07	0.21	8.752	0.00	592	85.65	100.00	52.18
9.001 to 9.500	17	941,729.13	0.97	9.429	0.00	655	93.55	81.41	32.02
9.501 to 10.000	27	1,074,362.33	1.11	9.846	0.00	672	98.70	49.21	12.98
10.001 to 10.500	36	1,419,603.16	1.46	10.288	0.00	664	99.01	51.34	0.00
10.501 to 11.000	46	1,809,582.05	1.87	10.857	0.00	640	100.00	56.14	0.00
Greater than 11.000	53	1,970,351.39	2.03	11.573	0.00	618	99.47	60.59	0.00
Subtotal (Fixed Rate):	210	$11,770,697.85	12.15%	9.344%	0.00%	645	92.43%	63.39%	20.52%

Total:	732	$96,908,258.90	100.00%	7.836%	87.85%	629	83.74%	60.59%	39.51%

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
3.001 - 3.500	1	$261,000.00	0.31%	5.100%	100.00%	507	53.81%	100.00%	0.00%
3.501 - 4.000	2	497,600.00	0.58	6.159	100.00	594	69.58	36.84	0.00
4.001 - 4.500	16	2,176,466.08	2.56	8.053	100.00	595	80.00	73.18	37.24
4.501 - 5.000	60	10,490,641.15	12.32	7.499	100.00	631	82.45	60.59	35.14
5.001 - 5.500	142	25,145,505.59	29.54	7.560	100.00	606	80.76	50.41	43.97
5.501 - 6.000	227	36,436,461.82	42.80	7.670	100.00	648	85.40	67.56	52.69
6.001 - 6.500	61	8,489,167.35	9.97	7.737	100.00	615	79.81	47.50	8.16
6.501 - 7.000	12	1,569,530.38	1.84	8.175	100.00	558	72.70	93.12	27.43
7.001 - 7.500	1	71,188.68	0.08	10.150	100.00	515	75.00	100.00	0.00
Total:	522	$85,137,561.05	100.00%	7.628%	100.00%	626	82.54%	60.20%	42.14%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.500	26	$2,590,358.93	3.04%	7.738%	100.00%	614	80.27%	61.20%	14.78%
2.000	21	2,586,519.20	3.04	8.455	100.00	621	93.27	76.80	66.63
3.000	475	79,960,682.92	93.92	7.597	100.00	627	82.26	59.63	42.23
Total:	522	$85,137,561.05	100.00%	7.628%	100.00%	626	82.54%	60.20%	42.14%

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	496	$82,547,202.12	96.96%	7.624%	100.00%	627	82.61%	60.17%	43.00%
1.500	26	2,590,358.93	3.04	7.738	100.00	614	80.27	61.20	14.78
Total:	522	$85,137,561.05	100.00%	7.628%	100.00%	626	82.54%	60.20%	42.14%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
11.001 - 11.500	1	$261,000.00	0.31%	5.100%	100.00%	507	53.81%	100.00%	0.00%
11.501 - 12.000	2	478,300.00	0.56	5.973	100.00	599	74.91	34.29	0.00
12.001 - 12.500	4	1,063,764.92	1.25	6.272	100.00	556	60.47	49.66	0.00
12.501 - 13.000	27	6,414,628.46	7.53	6.352	100.00	625	73.87	70.95	21.16
13.001 - 13.500	40	6,945,540.05	8.16	6.526	100.00	630	78.05	72.75	16.87
13.501 - 14.000	68	11,173,334.55	13.12	6.851	100.00	631	78.70	69.91	17.85
14.001 - 14.500	101	17,417,329.62	20.46	7.310	100.00	633	82.57	58.86	39.99
14.501 - 15.000	83	14,494,598.82	17.02	7.807	100.00	624	84.20	54.89	58.63
15.001 - 15.500	73	10,807,497.24	12.69	8.317	100.00	620	87.29	64.13	58.29
15.501 - 16.000	71	9,752,860.90	11.46	8.728	100.00	628	88.66	49.64	65.26
16.001 - 16.500	26	3,630,154.41	4.26	9.276	100.00	649	89.69	51.06	57.11
16.501 - 17.000	16	1,845,746.32	2.17	9.743	100.00	634	91.29	35.59	60.23
17.001 - 17.500	8	736,804.76	0.87	10.175	100.00	546	63.94	37.48	5.41
17.501 - 18.000	1	84,065.00	0.10	10.750	100.00	541	85.00	100.00	0.00
18.001 - 18.500	1	31,936.00	0.04	11.050	100.00	548	80.00	100.00	0.00
Total:	522	$85,137,561.05	100.00%	7.628%	100.00%	626	82.54%	60.20%	42.14%

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	1	$261,000.00	0.31%	5.100%	100.00%	507	53.81%	100.00%	0.00%
5.501 - 6.000	14	3,437,792.29	4.04	5.863	100.00	659	74.87	66.96	18.15
6.001 - 6.500	36	6,437,452.97	7.56	6.309	100.00	624	75.73	74.32	18.21
6.501 - 7.000	80	14,276,270.72	16.77	6.813	100.00	622	77.47	70.21	19.10
7.001 - 7.500	105	18,499,741.62	21.73	7.279	100.00	632	81.93	57.94	37.65
7.501 - 8.000	82	14,357,248.82	16.86	7.778	100.00	624	83.71	54.16	56.30
8.001 - 8.500	74	10,992,787.24	12.91	8.290	100.00	619	87.00	63.28	57.31
8.501 - 9.000	75	10,242,410.90	12.03	8.723	100.00	626	88.74	50.99	66.19
9.001 - 9.500	28	3,869,804.41	4.55	9.259	100.00	645	89.77	54.09	53.57
9.501 - 10.000	16	1,845,746.32	2.17	9.743	100.00	634	91.29	35.59	60.23
10.001 - 10.500	9	801,304.76	0.94	10.181	100.00	549	66.85	42.51	4.98
10.501 - 11.000	1	84,065.00	0.10	10.750	100.00	541	85.00	100.00	0.00
11.001 - 11.500	1	31,936.00	0.04	11.050	100.00	548	80.00	100.00	0.00
Total:	522	$85,137,561.05	100.00%	7.628%	100.00%	626	82.54%	60.20%	42.14%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
13 - 24	492	$79,658,049.04	93.56%	7.646%	100.00%	626	82.52%	59.95%	42.05%
25 - 36	26	4,538,897.01	5.33	7.362	100.00	619	82.63	75.22	40.46
37 >=	4	940,615.00	1.10	7.372	100.00	645	83.62	8.94	57.65
Total:	522	$85,137,561.05	100.00%	7.628%	100.00%	626	82.54%	60.20%	42.14%

$1,733,479,000 (Approximate) STRUCTURED ASSET INVESTMENT LOAN TRUST, SERIES 2005-10 SENIOR/SUBORDINATE CERTIFICATES

To 10% Call
			Est.	Payment	Initial		Legal	Expected
	Approximate		WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(Moody’s/S&P/Fitch)
A1(4)	155,777,000	1M LIBOR	2.09	1-78	17.85%	TBD	12/25/2035	Aaa/AAA/AAA
A2(5)	79,610,000	1M LIBOR	2.09	1-78	17.85%	TBD	12/25/2035	Aaa/AAA/AAA
A3(6)	724,917,000	1M LIBOR	0.87	1-23	17.85%	TBD	12/25/2035	Aaa/AAA/AAA
A4(6)	328,889,000	1M LIBOR	3.00	23-63	17.85%	TBD	12/25/2035	Aaa/AAA/AAA
A5(6)	142,016,000	1M LIBOR	6.24	63-78	17.85%	TBD	12/25/2035	Aaa/AAA/AAA
M1	63,590,000	1M LIBOR	4.65	44-78	14.20%	TBD	12/25/2035	Aa1/AA+/AA+
M2	50,524,000	1M LIBOR	4.55	42-78	11.30%	TBD	12/25/2035	Aa2/AA/AA
M3	34,844,000	1M LIBOR	4.49	40-78	9.30%	TBD	12/25/2035	Aa3/AA-/AA-
M4	26,133,000	1M LIBOR	4.46	40-78	7.80%	TBD	12/25/2035	A1/A+/A+
M5	25,262,000	1M LIBOR	4.43	39-78	6.35%	TBD	12/25/2035	A2/A/A
M6	20,035,000	1M LIBOR	4.42	38-78	5.20%	TBD	12/25/2035	A3/A-/A-
M7	17,422,000	1M LIBOR	4.40	38-78	4.20%	TBD	12/25/2035	Baa1/BBB+/BBB+
M8	13,066,000	1M LIBOR	4.40	38-78	3.45%	TBD	12/25/2035	Baa2/BBB/BBB
M9	13,066,000	1M LIBOR	4.39	37-78	2.70%	TBD	12/25/2035	Baa3/BBB-/BBB-
B1	17,422,000	1M LIBOR	4.26	37-78	1.70%	TBD	12/25/2035	[Ba1]/[BBB-]/[BBB-]
B2	12,195,000	1M LIBOR	3.86	37-64	1.00%	TBD	12/25/2035	NR/[BBB-]/[BBB-]
B3	8,711,000	1M LIBOR	3.19	37-46	0.50%	TBD	12/25/2035	NR/[BB+]/NR

To Maturity
			Est.	Payment	Initial		Legal	Expected
	Approximate		WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(Moody’s/S&P/Fitch)
A1(4)	155,777,000	1M LIBOR	2.28	1-173	17.85%	TBD	12/25/2035	Aaa/AAA/AAA
A2(5)	79,610,000	1M LIBOR	2.28	1-173	17.85%	TBD	12/25/2035	Aaa/AAA/AAA
A3(6)	724,917,000	1M LIBOR	0.87	1-23	17.85%	TBD	12/25/2035	Aaa/AAA/AAA
A4(6)	328,889,000	1M LIBOR	3.00	23-63	17.85%	TBD	12/25/2035	Aaa/AAA/AAA
A5(6)	142,016,000	1M LIBOR	7.81	63-173	17.85%	TBD	12/25/2035	Aaa/AAA/AAA
M1	63,590,000	1M LIBOR	5.09	44-141	14.20%	TBD	12/25/2035	Aa1/AA+/AA+
M2	50,524,000	1M LIBOR	4.96	42-133	11.30%	TBD	12/25/2035	Aa2/AA/AA
M3	34,844,000	1M LIBOR	4.88	40-126	9.30%	TBD	12/25/2035	Aa3/AA-/AA-
M4	26,133,000	1M LIBOR	4.82	40-120	7.80%	TBD	12/25/2035	A1/A+/A+
M5	25,262,000	1M LIBOR	4.76	39-114	6.35%	TBD	12/25/2035	A2/A/A
M6	20,035,000	1M LIBOR	4.71	38-107	5.20%	TBD	12/25/2035	A3/A-/A-
M7	17,422,000	1M LIBOR	4.63	38-101	4.20%	TBD	12/25/2035	Baa1/BBB+/BBB+
M8	13,066,000	1M LIBOR	4.57	38-94	3.45%	TBD	12/25/2035	Baa2/BBB/BBB
M9	13,066,000	1M LIBOR	4.47	37-87	2.70%	TBD	12/25/2035	Baa3/BBB-/BBB-
B1	17,422,000	1M LIBOR	4.26	37-79	1.70%	TBD	12/25/2035	[Ba1]/[BBB-]/[BBB-]
B2	12,195,000	1M LIBOR	3.86	37-64	1.00%	TBD	12/25/2035	NR/[BBB-]/[BBB-]
B3	8,711,000	1M LIBOR	3.19	37-46	0.50%	TBD	12/25/2035	NR/[BB+]/NR

(1)

Subject to a permitted variance of + 5% in the aggregate.

(2)

The Certificates will be priced assuming a prepayment speed equal to 30% CPR.

(3)

Initial Credit Enhancement includes overcollateralization of approximately 0.50%.

(4)

The Class A1 Certificates are the Senior Certificates of Group 1.

(5)

The Class A2 Certificates are the Senior Certificates of Group 2.

(6)

The Class A3, Class A4 and Class A5 Certificates are the Senior Certificates of Group 3.

Principal Payment Priority

On each Distribution Date, principal in the amount of any Net Swap Payment or swap termination payment due to the Swap Counterparty and remaining unpaid (after application of interest received or advanced for this purpose on such Distribution Date), will be deposited into the swap account and paid as described in the Swap Account Payment Priority, to be paid from each of Group 1, Group 2 and Group 3 in proportion to the aggregate collateral balance of each group and then from the unrelated groups, to the extent unpaid.  Any funds remaining will be paid in the following order of priority:

I.

Prior to the Stepdown Date, or whenever a Trigger Event is in effect:

1)

To pay concurrently, to the Senior Certificates:

(a)

All principal from Group 1 will be paid to the Class A1 Certificates, until reduced to zero;

(b)

All principal from Group 2 will be paid to the Class A2 Certificates, until reduced to zero;

(c)

All principal from Group 3 will be paid to the Class A3, Class A4 and Class A5 Certificates, sequentially and in that order, until reduced to zero;

2)

If the Senior Certificates related to any group have been retired, all principal from that group will be allocated to the Senior Certificates of the unrelated groups, pro rata based on the aggregate principal balance of the Senior Certificates related to each Group, to be paid as described above, until all the Senior Certificates have been reduced to zero; and

3)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B3 Certificates, sequentially and in that order, until reduced to zero.

II.

On or after the Stepdown Date and as long as a Trigger Event is not in effect:

1)

All principal from each Group will be allocated to the Senior Certificates, to be paid as described in (I)(1) above; provided, however, that principal will only be allocated to the Senior Certificates in the amount required to achieve the Targeted Senior Enhancement Percentage in the aggregate;

2)

If the Senior Certificates related to any group have been retired, all principal from that group will be allocated to the Senior Certificates of the unrelated groups, pro rata based on the aggregate principal balance of the Senior Certificates related to each Group, to be paid as described above, until the Targeted Senior Enhancement Percentage has been reached in the aggregate; and

3)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B3 Certificates, sequentially and in that order, until the Credit Enhancement behind each class is equal to two times the related initial enhancement percentage.

The Stepdown Date is the earlier of (x) the first Distribution Date following the Distribution Date in which the Class Principal Amount of each of the Senior Certificates has been reduced to zero or (y) the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) is greater than or equal to 35.70% (the “Targeted Senior Enhancement Percentage”) or (ii) the 37th distribution date.

Interest Payment Priority

The Interest Rates for the Class A1, A2, A3, A4, A5, M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B3 Certificates (the “LIBOR Certificates”) will be equal to the lesser of (i) one-month LIBOR plus their respective margins and (ii) the applicable Net Funds Cap (as defined herein).  Interest for the LIBOR Certificates will be calculated on an actual/360 basis.

The “Accrual Period” for the LIBOR Certificates for each Distribution Date will be the one-month period beginning on the immediately preceding Distribution Date (or on November 25, 2005, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)

To pay fees: Servicing Fee and any applicable Mortgage Insurance Fee;

(2)

To deposit into the Swap Account (as defined below) any Net Swap Payment (as defined below) or any swap termination payment owed to the Swap Counterparty pursuant to the swap agreement, to be paid from any of Group 1, Group 2 and Group 3 Interest in an amount proportionate to the aggregate collateral balance of the related Group;

(3)

To deposit into the Swap Account any Net Swap Payment or any swap termination payment owed to the Swap Counterparty pursuant to the swap agreement, in an amount proportionate to the aggregate collateral balance of the unrelated Groups, to the extent not paid above;

(4)

To pay Current Interest and Carryforward Interest to the Class A1 Certificates from Group 1 Interest;

(5)

To pay Current Interest and Carryforward Interest to the Class A2 Certificates from Group 2 Interest;

(6)

To pay Current Interest and Carryforward Interest to the Class A3, Class A4 and Class A5 Certificates from Group 3 Interest, on a pro rata basis;

(7)

To pay Current Interest and Carryforward Interest to the Senior Certificates, on a pro rata basis, to the extent not paid above;

(8)

To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B3 Certificates, sequentially and in that order;

(9)

To pay the Credit Risk Manager Fee;

(10)

To pay to the Trustee previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the trust agreement;

(11)

Any interest remaining after the application of (1) through (10) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Distribution Date, as needed to maintain the Overcollateralization Target;

(12)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B3 Certificates any Deferred Amounts;

(13)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Senior Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(14)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B3 Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts; and

(15)

To pay remaining amounts to the holder of the Class X Certificates.

Interest Rate Swap Agreement

The 59-month Interest Rate Swap Agreement (the “Swap Agreement”) will obligate the Trust to pay a predetermined annual rate (as shown below) on the swap notional amount in each period. The Trust will receive payments equal to an annual rate of one-month LIBOR on the swap notional amount for each period over the life of the Swap Agreement.  Payments on both legs of the swap are calculated on an actual/360 basis.  The payments will be netted against each other each month (the “Net Swap Payment”) and will be deposited into an account (the “Swap Account”).

Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)	Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)
1	0	0.00	31	299,968,000	4.89
2	1,680,432,000	4.50	32	280,514,000	4.90
3	1,628,999,000	4.57	33	264,634,000	4.90
4	1,579,134,000	4.68	34	251,642,000	4.91
5	1,530,785,000	4.76	35	239,288,000	4.92
6	1,483,910,000	4.82	36	227,545,000	4.92
7	1,438,461,000	4.85	37	216,377,000	4.93
8	1,394,396,000	4.85	38	205,757,000	4.94
9	1,351,674,000	4.86	39	195,657,000	4.94
10	1,310,252,000	4.87	40	186,052,000	4.95
11	1,270,091,000	4.88	41	176,918,000	4.96
12	1,231,153,000	4.87	42	168,231,000	4.97
13	1,184,690,000	4.91	43	159,971,000	4.97
14	1,138,510,000	4.86	44	152,114,000	4.98
15	1,092,702,000	4.84	45	144,645,000	4.99
16	1,047,351,000	4.83	46	137,541,000	5.00
17	1,002,538,000	4.83	47	130,785,000	5.01
18	958,340,000	4.83	48	124,360,000	5.02
19	914,833,000	4.83	49	118,252,000	5.03
20	872,085,000	4.83	50	112,441,000	5.04
21	830,160,000	4.84	51	106,916,000	5.05
22	789,119,000	4.84	52	101,663,000	5.06
23	749,018,000	4.84	53	96,667,000	5.07
24	709,907,000	4.85	54	91,916,000	5.07
25	575,133,000	4.85	55	87,398,000	5.08
26	502,700,000	4.86	56	83,102,000	5.08
27	439,387,000	4.87	57	79,016,000	5.08
28	391,255,000	4.87	58	75,130,000	5.08
29	353,728,000	4.88	59	71,432,000	5.08
30	323,934,000	4.89	60	67,906,000	5.08

Swap Account Payment Priority

All payments due under the Swap Agreement and any swap termination payment pursuant to the Swap Agreement will be deposited into the Swap Account, and allocated in the following order of priority:

(1)

To pay any Net Swap Payment owed to the Swap Counterparty pursuant to the Swap Agreement;

(2)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is not due to a default on the part of the Swap Counterparty;

(3)

To pay Current Interest and Carryforward Interest to the Senior Certificates on a pro rata basis, to the extent unpaid;

(4)

To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B3 Certificates, sequentially and in that order, to the extent unpaid;

(5)

To be paid as principal, in accordance with the principal distribution rules in effect for such Distribution Date, as needed to maintain the Overcollateralization Target*;

(6)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B3 Certificates any Deferred Amounts, to the extent unpaid*;

(7)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Senior Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent unpaid;

(8)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B3 Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent unpaid;

(9)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is due to a default on the part of the Swap Counterparty; and

(10)

All remaining amounts to the holder of the Class X Certificates.

* Amounts paid under steps (5) and (6) must be limited to Cumulative Realized Losses.

Carryforward Interest

“Carryforward Interest” for each Class of LIBOR Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest” for any Class of LIBOR Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

Net Funds Cap

The “Senior Net Funds Cap” for each Distribution Date and each Group will be an annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the excess, if any, of (i) the related Optimal Interest Remittance Amount (as defined below) for such date over (ii) the proportionate share of any Net Swap Payment and any swap termination payment due to the Swap Counterparty and (2) 12, and the denominator of which is the related Group balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period.

The “Subordinate Net Funds Cap” for any Distribution Date will be the weighted average of the Senior Net Funds Caps for the three groups, weighted on the basis of their Group Subordinate Amounts; provided, however, on any Distribution Date after the Senior Certificates related to any two Groups have been reduced to zero, such weighting shall be on the basis of the principal balance of each Group.

The “Optimal Interest Remittance Amount” with respect to each Distribution Date and each Group will be equal to the product of (A) (x) the weighted average of the Net Mortgage Rates (as defined below) of the Mortgage Loans in the Group, as of the first day of the related collection period divided by (y) 12 and (B) the aggregate Group balance for the immediately preceding Distribution Date.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate and, in the case of an Insured Mortgage Loan, the Mortgage Insurance Fee Rate.

Origination and Servicing

The majority of the Mortgage Loans were originated by BNC Mortgage (56.37%), Wilmington Finance (19.70%) and Finance America (16.67%) and as of the Closing Date are serviced by Option One (57.23%), JPMorgan Chase (38.51%), Aurora (1.63%), National City (1.05%), Wells Fargo (0.95%) and New Century (0.62%).

Approximately 0.54% and 0.18% of the Mortgage Loans serviced by Option One will transfer to JPMorgan Chase and Wells Fargo, respectively, on or about December 1, 2005.  Approximately 58.42% and 39.04% of the Mortgage Loans serviced by Option One will transfer to Wells Fargo and JPMorgan Chase, respectively, on or about January 1, 2006.  All of the Mortgage Loans serviced by New Century will transfer to Wells Fargo on or about December 1, 2005.

Mortgage Loans serviced by Aurora and JPMorgan Chase will be serviced with a mid-month prepayment period for the purpose of accounting for collections of prepayments in full in the related mortgage loans.  Mortgage Loans serviced by Option One, National City, New Century and Wells Fargo will be serviced with a calendar month prepayment period for the purpose of accounting for collections of prepayments in full or in part on the related mortgage loans.

Mortgage Insurance

Approximately 81.64% of the first lien Mortgage Loans with over 80% Loan-to-Value (“LTV”) will be covered by a loan level primary mortgage insurance policy provided by MGIC, PMI and RMIC.  This coverage will generally reduce the LTV of the insured loans to 60%.

Credit Risk Manager

The Clayton Fixed Income Services (“CFISI”), formerly known as The Murrayhill Company, will act as a credit risk manager on behalf of the Trust.  CFISI’s primary function will be to monitor and advise the servicers with respect to default management and reporting for the benefit of the Trust. The following summarizes some of CFISI’s monthly activities:

·

Monitoring of all loans that are 60 or more days delinquent to ensure all foreclosure timelines are met or forbearance plans are established.

·

Monitoring of the servicers’ claim process for loans with mortgage insurance to ensure insurance claims are filed in an accurate and timely way.

·

Review of the prepayment penalty collections by the servicers.

Basis Risk Shortfall

With respect to each Distribution, to the extent that (a) the amount of interest payable to a Class of LIBOR Certificates, as calculated without regard to the applicable Net Funds Cap, exceeds (b) the amount calculated at the stated rate (such excess, a “Basis Risk Shortfall”), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, before the Class X and Class R Certificates are entitled to any distributions.

The “Unpaid Basis Risk Shortfall” for any Class of LIBOR Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, overcollateralization, the Class B Certificates in inverse order of priority and the Class M Certificates in inverse order of priority.  The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an “Applied Loss Amount”.  The balance of the Class A1, A2, A3, A4 and A5 Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount & Subsequent Recoveries

With respect to each Distribution Date, the “Deferred Amount” for each Class of Class M Certificates and  each Class of Class B Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the sum of (i) the aggregate of amounts previously distributed in reimbursement thereof and (ii) the amount by which the Principal Amount of such class has been increased due to Subsequent Recoveries.

A “Subsequent Recovery” is an amount recovered with respect to a Mortgage Loan after it has been liquidated and the loss has been passed through to the Trust.  Subsequent Recoveries will increase the principal amount of classes which have been allocated an Applied Loss Amount, in order of seniority, by an amount equal to the lesser of (i) the outstanding Deferred Amount for such class and (ii) the amount of Subsequent Recoveries available after application to more senior classes.  Funds related to Subsequent Recoveries will be included in the remittance amount for the related Distribution Date.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services LLC (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the loan principal balance of the Mortgage Loans is reduced to less than 10% of the Cut-off Date loan principal balance.  If the optional redemption is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding Distribution Date, the margins on the Class A1, A2, A3, A4 and A5 Certificates will double and the margins on the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B3 Certificates will increase to 1.5 times their initial margins.

Credit Enhancement

Subordination

The Class A1, A2, A3, A4 and A5 Certificates will have limited protection by means of the subordination of the Class M and Class B Certificates.  The Class A1, A2, A3, A4 and A5 Certificates will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Each Class of Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation and the Class B Certificates.  Each Class of Class B Certificates will be senior to all other Classes of Class B Certificates with a higher numerical designation.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Class B Certificates and the Class M Certificates will be reduced by the Applied Loss Amount in the following order: to the Class B Certificates in inverse order of priority, until all of the Class B Certificates have each been reduced to zero; then to the Class M Certificates in inverse order of priority, until all of the Class M Certificates have each been reduced to zero.

Overcollateralization

Excess interest may be used to pay down the Certificates so the aggregate loan balance exceeds the aggregate certificate balance (Overcollateralization or “OC”).  Excess interest will be used to maintain the OC Target.

The “OC Target” will not step down.  The OC Target with respect to any Distribution Date is equal to the initial OC, or approximately 0.50% of the Cut-off Date collateral balance.

Trigger Events

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds 42.00% of the Senior Enhancement Percentage for that Distribution Date, or if the Cumulative Realized Losses exceed:

Distribution Date

Loss Percentage

December 2007 to November 2008

1.05% for the first month, plus an additional 1/12th of 1.30% for each month thereafter

December 2008 to November 2009

2.35% for the first month, plus an additional 1/12th of 1.35% for each month thereafter

December 2009 to November 2010

3.70% for the first month, plus an additional 1/12th of

0.70% for each month thereafter

December 2010 to November 2011

4.40% for the first month, plus an additional 1/12th of

0.30% for each month thereafter

December 2011 and thereafter

4.70%

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

“Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Class M Certificates, the Class B Certificates and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

Lehman Brothers Contacts

MBS Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315
	Alar Randmere	(212) 526-8315
	Sumit Chhabra	(212) 526-8315
	Alok Sharma	(212) 526-8315
	David Wong	(212) 526-8315
	Anish Kumar	(212) 526-8315
	Domenic Tripodi	(212) 526-8315

Syndicate	Kevin White	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

MBS Banking	Ellen Kiernan	(212) 526-4279
	Angel Lau	(212) 526-9245
	Christina Barretto	(212) 526-2185
	Shelly Garg	(212) 526-0198
	Patrick Fruzzetti	(212) 526-2693
	Elena Yu	(212) 526-0524

Rating Agency Contacts

S&P	Angelo Fazio	(212) 438-1229
Moody’s	Wioletta Francowicz	(212) 553-1019
Fitch	Lori Samuels	(212) 908-0264

Summary of Terms
Issuer:	Structured Asset Investment Loan Trust, Series 2005-10
Depositor:	Structured Asset Securities Corporation
Trustee:	U.S. Bank National Association
Securities Administrator:	Wells Fargo Bank, N.A.
Master Servicer:	Aurora Loan Services LLC
Credit Risk Manager:	Clayton Fixed Income Services Inc.
Lead Underwriter:	Lehman Brothers Inc.
Swap Counterparty:	[TBD]
Distribution Date:	25th of each month, or the next succeeding Business Day, beginning in December 2005.
Statistical Calculation Date:	Approximately 42.81% of the Mortgage Loans are as of October 1, 2005. Approximately 55.78% of the Mortgage Loans are as of October 19, 2005.
Cut-Off Date:	November 1, 2005
Pricing Date:	Week of November 14, 2005
Closing Date:	November 30, 2005
Settlement Date:	November 30, 2005
Delay Days:	0 day delay
Dated Date:	November 25, 2005
Day Count:	Actual/360
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Credit Risk Manager Fee:	0.011% of the loan principal balance annually.
Servicing Fee:

The servicing fee for approximately 98.96% of the Mortgage Loans is equal to 0.50% of the loan principal balance annually.   The servicing fee for approximately 1.04% of the Mortgage Loans is equal to 0.30% of the loan principal balance annually for the first 10 Distribution Dates, 0.40% of the loan principal balance annually for Distribution Dates 11 through 30, and 0.65% of the loan principal balance annually thereafter.

Clearing/Registration:	Book-entry through DTC, Clearstream and Euroclear.
Denomination:	Minimum $25,000; increments $1 in excess thereof for the Class A Certificates. Minimum $100,000; increments $1 in excess thereof for the Class M and Class B Certificates.
SMMEA Eligibility:	None of the classes are expected to be SMMEA eligible.
ERISA Eligibility:	The Class A, Class M, Class B1 and Class B2 Certificates are expected to be ERISA eligible, subject to certain investor-based qualifications.
Tax Status:	REMIC for Federal income tax purposes.

Sensitivity Analysis - To 10% Call

% CPR	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	3.39	2.63	2.09	1.66	1.29
Window (mos)	1-121	1-95	1-78	1-65	1-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class A2
Avg. Life (yrs)	3.39	2.64	2.09	1.66	1.29
Window (mos)	1-121	1-95	1-78	1-65	1-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class A3
Avg. Life (yrs)	1.36	1.07	0.87	0.73	0.62
Window (mos)	1-37	1-29	1-23	1-19	1-16
Expected Final Mat.	11/25/2008	3/25/2008	9/25/2007	5/25/2007	2/25/2007

Class A4
Avg. Life (yrs)	5.13	3.94	3.00	2.22	1.88
Window (mos)	37-99	29-77	23-63	19-36	16-30
Expected Final Mat.	1/25/2014	3/25/2012	1/25/2011	10/25/2008	4/25/2008

Class A5
Avg. Life (yrs)	9.72	7.63	6.24	5.10	3.39
Window (mos)	99-121	77-95	63-78	36-65	30-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M1
Avg. Life (yrs)	6.54	5.25	4.65	4.52	4.57
Window (mos)	37-121	40-95	44-78	48-65	54-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M2
Avg. Life (yrs)	6.54	5.23	4.55	4.26	4.31
Window (mos)	37-121	39-95	42-78	44-65	48-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M3
Avg. Life (yrs)	6.54	5.22	4.49	4.13	4.03
Window (mos)	37-121	38-95	40-78	42-65	45-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M4
Avg. Life (yrs)	6.54	5.20	4.46	4.05	3.89
Window (mos)	37-121	38-95	40-78	41-65	43-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M5
Avg. Life (yrs)	6.54	5.20	4.43	4.00	3.79
Window (mos)	37-121	38-95	39-78	40-65	42-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Sensitivity Analysis - To 10% Call

% CPR	20%	25%	30%	35%	40%

Class M6
Avg. Life (yrs)	6.54	5.20	4.42	3.96	3.71
Window (mos)	37-121	37-95	38-78	39-65	40-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M7
Avg. Life (yrs)	6.54	5.18	4.40	3.93	3.66
Window (mos)	37-121	37-95	38-78	39-65	40-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M8
Avg. Life (yrs)	6.54	5.18	4.40	3.91	3.61
Window (mos)	37-121	37-95	38-78	38-65	39-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M9
Avg. Life (yrs)	6.54	5.18	4.39	3.89	3.59
Window (mos)	37-121	37-95	37-78	38-65	38-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class B1
Avg. Life (yrs)	6.38	5.06	4.26	3.78	3.48
Window (mos)	37-121	37-95	37-78	37-65	38-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class B2
Avg. Life (yrs)	5.76	4.57	3.86	3.42	3.18
Window (mos)	37-100	37-79	37-64	37-53	37-45
Expected Final Mat.	2/25/2014	5/25/2012	2/25/2011	3/25/2010	7/25/2009

Class B3
Avg. Life (yrs)	4.40	3.56	3.19	3.07	3.07
Window (mos)	37-73	37-57	37-46	37-39	37-37
Expected Final Mat.	11/25/2011	7/25/2010	8/25/2009	1/25/2009	11/25/2008

Sensitivity Analysis - To Maturity

% CPR	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	3.67	2.87	2.28	1.81	1.41
Window (mos)	1-259	1-209	1-173	1-145	1-123
Expected Final Mat.	5/25/2027	3/25/2023	3/25/2020	11/25/2017	1/25/2016

Class A2
Avg. Life (yrs)	3.68	2.87	2.28	1.81	1.41
Window (mos)	1-260	1-209	1-173	1-145	1-123
Expected Final Mat.	6/25/2027	3/25/2023	3/25/2020	11/25/2017	1/25/2016

Class A3
Avg. Life (yrs)	1.36	1.07	0.87	0.73	0.62
Window (mos)	1-37	1-29	1-23	1-19	1-16
Expected Final Mat.	11/25/2008	3/25/2008	9/25/2007	5/25/2007	2/25/2007

Class A4
Avg. Life (yrs)	5.13	3.94	3.00	2.22	1.88
Window (mos)	37-99	29-77	23-63	19-36	16-30
Expected Final Mat.	1/25/2014	3/25/2012	1/25/2011	10/25/2008	4/25/2008

Class A5
Avg. Life (yrs)	12.13	9.59	7.81	6.42	4.36
Window (mos)	99-260	77-210	63-173	36-145	30-123
Expected Final Mat.	6/25/2027	4/25/2023	3/25/2020	11/25/2017	1/25/2016

Class M1
Avg. Life (yrs)	7.21	5.80	5.09	4.88	5.27
Window (mos)	37-214	40-172	44-141	48-117	54-99
Expected Final Mat.	8/25/2023	2/25/2020	7/25/2017	7/25/2015	1/25/2014

Class M2
Avg. Life (yrs)	7.18	5.75	4.96	4.61	4.61
Window (mos)	37-203	39-163	42-133	44-111	48-94
Expected Final Mat.	9/25/2022	5/25/2019	11/25/2016	1/25/2015	8/25/2013

Class M3
Avg. Life (yrs)	7.14	5.71	4.88	4.45	4.31
Window (mos)	37-193	38-154	40-126	42-105	45-89
Expected Final Mat.	11/25/2021	8/25/2018	4/25/2016	7/25/2014	3/25/2013

Class M4
Avg. Life (yrs)	7.10	5.66	4.82	4.35	4.14
Window (mos)	37-183	38-147	40-120	41-100	43-84
Expected Final Mat.	1/25/2021	1/25/2018	10/25/2015	2/25/2014	10/25/2012

Class M5
Avg. Life (yrs)	7.06	5.62	4.76	4.27	4.02
Window (mos)	37-177	38-140	39-114	40-95	42-80
Expected Final Mat.	7/25/2020	6/25/2017	4/25/2015	9/25/2013	6/25/2012

Sensitivity Analysis - To Maturity

% CPR	20%	25%	30%	35%	40%

Class M6
Avg. Life (yrs)	6.99	5.56	4.71	4.20	3.92
Window (mos)	37-167	37-132	38-107	39-89	40-76
Expected Final Mat.	9/25/2019	10/25/2016	9/25/2014	3/25/2013	2/25/2012

Class M7
Avg. Life (yrs)	6.91	5.48	4.63	4.12	3.82
Window (mos)	37-157	37-124	38-101	39-84	40-71
Expected Final Mat.	11/25/2018	2/25/2016	3/25/2014	10/25/2012	9/25/2011

Class M8
Avg. Life (yrs)	6.81	5.40	4.57	4.05	3.73
Window (mos)	37-146	37-115	38-94	38-78	39-66
Expected Final Mat.	12/25/2017	5/25/2015	8/25/2013	4/25/2012	4/25/2011

Class M9
Avg. Life (yrs)	6.67	5.29	4.47	3.95	3.65
Window (mos)	37-136	37-107	37-87	38-73	38-61
Expected Final Mat.	2/25/2017	9/25/2014	1/25/2013	11/25/2011	11/25/2010

Class B1
Avg. Life (yrs)	6.39	5.07	4.26	3.78	3.48
Window (mos)	37-124	37-97	37-79	37-66	38-56
Expected Final Mat.	2/25/2016	11/25/2013	5/25/2012	4/25/2011	6/25/2010

Class B2
Avg. Life (yrs)	5.76	4.57	3.86	3.42	3.18
Window (mos)	37-100	37-79	37-64	37-53	37-45
Expected Final Mat.	2/25/2014	5/25/2012	2/25/2011	3/25/2010	7/25/2009

Class B3
Avg. Life (yrs)	4.40	3.56	3.19	3.07	3.07
Window (mos)	37-73	37-57	37-46	37-39	37-37
Expected Final Mat.	11/25/2011	7/25/2010	8/25/2009	1/25/2009	11/25/2008

Available Funds Cap Schedule* (1)(2)(3)

*The Effective Available Funds Cap is shown for the first 60 Distribution Dates.  For purposes of this calculation, it was assumed that Net Swap Payments from the Swap Agreement were available to the Senior Certificates of each group in proportion to the related Collateral Group Balance.

Period	Group 3 Senior Net Funds Cap (%)	Subordinate Net Funds Cap (%)	Period	Group 3 Senior Net Funds Cap (%)	Subordinate Net Funds Cap (%)
1	6.19797	6.23249	40	15.19416	15.25420
2	21.81366	21.84933	41	17.37077	17.41685
3	21.02971	21.06423	42	15.80552	15.86842
4	20.91266	20.94693	43	16.23230	16.29726
5	23.05405	23.09199	44	15.61063	15.67348
6	20.75267	20.78694	45	16.03187	16.09985
7	21.40150	21.43691	46	15.42122	15.48696
8	20.69832	20.73259	47	15.60875	15.65496
9	21.36515	21.40056	48	16.26143	16.33115
10	20.65437	20.68850	49	15.64870	15.71615
11	20.63126	20.66507	50	16.08103	16.15070
12	21.31550	21.35044	51	15.47772	15.54741
13	20.47191	20.50572	52	15.39591	15.46541
14	21.06312	21.09806	53	16.99519	17.06906
15	20.24966	20.28347	54	15.29878	15.36574
16	20.09021	20.12388	55	15.72838	15.79754
17	22.03846	22.07550	56	15.14730	15.21421
18	19.70407	19.73752	57	15.57756	15.64666
19	20.13675	20.17132	58	15.00671	15.07314
20	19.25774	19.29085	59	14.96734	15.03135
21	19.63715	19.67212	60	15.41051	15.47723
22	18.74660	18.78025	61	11.58484	11.65041
23	20.13583	20.12354	62	11.97167	12.03939
24	21.12232	21.17049	63	11.58613	11.65163
25	18.46371	18.51032	64	11.58759	11.65293
26	18.04841	18.09646	65	12.83487	12.90690
27	16.56774	16.61484	66	11.59385	11.65881
28	15.90215	15.94910	67	11.98099	12.04844
29	17.05426	17.08768	68	11.59516	11.66041
30	15.76332	15.81521	69	11.98235	12.04974
31	15.97881	16.03157	70	11.59730	11.66236
32	15.23390	15.28488	71	11.60245	11.66723
33	15.56959	15.62938	72	11.98989	12.05680
34	14.94740	15.00524	73	11.60380	11.66886
35	15.49522	15.52968	74	11.99130	12.05850
36	16.15051	16.20942	75	11.60516	11.67017
37	15.51623	15.57322	76	11.60666	11.67151
38	15.91880	15.97767	77	12.41159	12.48078
39	15.30007	15.36014	78	11.61154	11.67624

(1)

Based on one-month LIBOR and six-month LIBOR of 20% for each period.

(2)

Assumes a constant prepayment rate of 30%.

(3)

Assumes no losses.

Excess Spread (1)(2)(3)

Period	Excess Spread	Period	Excess Spread
1	1.88%	31	3.83%
2	1.64%	32	3.63%
3	1.40%	33	3.81%
4	1.29%	34	3.61%
5	1.70%	35	3.76%
6	1.13%	36	3.98%
7	1.25%	37	3.79%
8	1.06%	38	4.02%
9	1.22%	39	3.88%
10	1.02%	40	3.89%
11	1.01%	41	4.47%
12	1.19%	42	3.96%
13	0.99%	43	4.14%
14	1.15%	44	3.96%
15	1.04%	45	4.14%
16	1.05%	46	3.96%
17	1.56%	47	3.99%
18	1.03%	48	4.18%
19	1.20%	49	3.99%
20	1.02%	50	4.17%
21	1.18%	51	3.98%
22	0.99%	52	3.98%
23	2.65%	53	4.54%
24	3.48%	54	4.02%
25	3.29%	55	4.19%
26	3.46%	56	4.02%
27	3.27%	57	4.20%
28	3.26%	58	4.03%
29	3.97%	59	4.05%
30	3.66%	60	4.24%

(1)

Based on gradually increasing one-month LIBOR and six-month LIBOR.

(2)

Assumes a constant prepayment rate of 30%.

(3)

Does not include swap payments to the Trust, reflects swap payments made by the Trust.

SAIL 2005-10 Collateral Summary – Aggregate

Collateral information is as of the Statistical Calculation Date.

Collateral Characteristics – Aggregate
Collateral characteristics are listed below as of the Statistical Calculation Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	5,184	$1,030,763,902.80	59.16%	7.455%	100.00%	615	82.26%	56.62%	39.88%
3/27 ARM (Libor)	321	64,742,980.67	3.72	7.181	100.00	618	81.46	61.78	40.68
5/25 ARM (Libor)	25	6,404,326.93	0.37	7.055	100.00	666	81.60	39.53	51.20
6 Month ARM (Libor)	6	1,178,455.80	0.07	7.104	100.00	604	85.14	25.91	51.44
Balloon	1,379	102,784,074.36	5.90	9.597	0.00	653	93.75	48.42	9.33
Fixed Rate	1,001	150,332,387.30	8.63	7.321	0.00	631	79.10	63.19	36.66
Subtotal (Non-IO):	7,916	$1,356,206,127.86	77.84%	7.587%	81.34%	620	82.74%	56.87%	37.31%

Interest-Only Loans:
2/28 ARM (Libor)	1,287	$350,499,671.16	20.12%	6.755%	100.00%	642	80.02%	40.34%	16.65%
3/27 ARM (Libor)	101	24,394,423.03	1.40	6.508	100.00	663	79.84	46.81	25.34
5/25 ARM (Libor)	15	3,308,584.35	0.19	6.344	100.00	661	78.35	55.44	22.66
Fixed Rate	29	7,781,843.29	0.45	6.474	0.00	670	76.18	57.56	5.48
Subtotal (IO Loans):	1,432	$385,984,521.83	22.16%	6.730%	97.98%	644	79.92%	41.22%	17.03%

Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
24	10	$1,592,851.20	0.41%	7.375%	100.00%	626	78.57%	81.04%	23.43%
36	1	65,548.16	0.02	6.775	100.00	703	95.00	100.00	100.00
60	1,408	381,904,481.72	98.94	6.730	97.96	644	79.94	40.89	17.09
120	13	2,421,640.75	0.63	6.422	100.00	679	77.40	66.08	0.00
Total:	1,432	$385,984,521.83	100.00%	6.730%	97.98%	644	79.92%	41.22%	17.03%

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	899	$32,609,878.19	1.87%	10.067%	25.22%	634	93.70%	61.21%	7.42%
50,000.01 - 100,000.00	1,876	141,075,102.94	8.10	8.628	56.93	625	86.32	62.93	17.33
100,000.01 - 150,000.00	1,815	227,597,190.15	13.06	7.658	77.76	621	82.59	67.26	29.94
150,000.01 - 200,000.00	1,383	242,425,828.67	13.91	7.359	89.14	618	80.81	62.89	33.44
200,000.01 - 250,000.00	1,010	226,559,139.03	13.00	7.233	89.40	620	80.53	54.70	36.48
250,000.01 - 300,000.00	761	209,331,824.44	12.02	7.163	90.62	623	79.65	45.07	31.45
300,000.01 - 350,000.00	505	163,879,563.58	9.41	7.123	90.94	629	81.30	41.91	33.91
350,000.01 - 400,000.00	400	149,752,080.77	8.60	7.057	93.60	629	81.77	41.18	34.09
400,000.01 - 450,000.00	253	107,794,614.37	6.19	7.054	92.49	634	82.82	45.10	40.92
450,000.01 - 500,000.00	203	96,532,776.87	5.54	6.974	93.09	630	82.95	42.48	40.45
500,000.01 - 550,000.00	89	46,932,523.35	2.69	7.147	86.61	652	84.51	53.96	47.34
550,000.01 - 600,000.00	73	42,042,136.47	2.41	7.110	93.07	630	82.89	46.60	36.66
600,000.01 - 650,000.00	37	23,221,962.78	1.33	6.948	97.36	629	81.51	59.64	29.62
650,000.01 >=	44	32,436,028.08	1.86	6.889	81.07	647	82.43	58.66	39.72
Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	8,038	$1,665,934,845.69	95.62%	7.252%	88.92%	624	81.30%	53.99%	34.32%
2nd Lien	1,310	76,255,804.00	4.38	10.574	0.00	658	99.86	40.49	0.00
Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Purchase	4,620	$761,026,056.55	43.68%	7.574%	86.43%	651	85.54%	48.04%	29.70%
Cash Out Refinance	3,396	727,201,629.09	41.74	7.320	85.40	605	78.96	58.35	34.38
Rate/Term Refinance	1,156	219,583,560.44	12.60	7.075	77.93	609	80.88	52.47	38.42
Debt Consolidation	152	31,711,018.32	1.82	7.134	92.86	605	80.30	73.92	33.57
Home Improvement	24	2,668,385.29	0.15	7.609	71.27	637	89.85	67.52	26.89
Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	8,110	$1,521,015,690.29	87.30%	7.305%	83.99%	620	81.56%	53.71%	28.69%
Investment	1,043	190,984,997.20	10.96	8.072	93.17	659	86.29	53.64	66.92
Second Home	195	30,189,962.20	1.73	7.795	85.65	675	83.62	36.55	25.14
Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	1,359	$82,430,431.34	4.73%	10.304%	0.00%	655	97.79%	42.41%	2.01%
181 - 240	47	4,206,800.38	0.24	7.973	0.00	619	79.94	70.23	23.55
241 - 360	7,942	1,655,553,417.97	95.03	7.251	89.47	624	81.34	53.91	34.38
Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	1,359	$82,430,431.34	4.73%	10.304%	0.00%	655	97.79%	42.41%	2.01%
181 - 240	47	4,206,800.38	0.24	7.973	0.00	619	79.94	70.23	23.55
241 - 360	7,942	1,655,553,417.97	95.03	7.251	89.47	624	81.34	53.91	34.38
Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	2,149	$580,678,674.42	33.33%	7.113%	87.26%	625	80.03%	43.21%	27.35%
IL	792	139,215,308.44	7.99	7.765	92.08	631	84.18	55.36	42.56
FL	699	117,192,845.08	6.73	7.522	85.68	620	82.41	53.81	35.14
AZ	557	98,470,272.55	5.65	7.522	93.41	615	82.13	62.32	35.79
NY	304	85,900,020.17	4.93	7.491	80.24	638	83.03	40.37	39.63
TX	591	64,749,893.26	3.72	7.752	74.44	620	82.60	57.31	20.74
MD	255	50,913,853.01	2.92	7.346	83.03	611	80.06	65.40	36.66
NJ	183	44,626,828.24	2.56	7.375	83.49	625	81.30	48.86	36.89
NV	205	40,531,474.60	2.33	7.465	90.42	632	82.48	52.83	31.21
MN	273	39,185,966.64	2.25	7.784	84.81	637	85.50	63.63	33.10
Other	3,340	480,725,513.28	27.59	7.484	80.60	627	83.72	63.38	35.17
Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	421	$71,912,790.09	4.13%	7.016%	73.59%	593	49.26%	53.73%	0.00%
60.01 to 70.00%	597	127,733,681.88	7.33	7.063	83.66	589	66.43	55.82	0.00
70.01 to 80.00%	3,596	765,990,754.12	43.97	6.978	90.51	629	78.83	47.74	0.00
80.01 to 85.00%
With MI:	695	153,490,530.05	8.81	7.404	88.16	599	84.44	58.88	100.00
Without MI:	219	33,438,821.59	1.92	7.883	94.18	563	84.69	61.75	0.00
85.01 to 90.00%
With MI:	1,197	274,094,216.97	15.73	7.463	89.56	637	89.70	52.61	100.00
Without MI:	358	51,629,770.16	2.96	7.994	95.54	589	89.73	76.85	0.00
90.01 to 95.00%
With MI:	521	110,654,643.16	6.35	7.689	89.80	667	94.83	73.39	100.00
Without MI:	163	30,281,204.47	1.74	8.034	95.30	613	94.67	63.18	0.00
95.01 to 100.00%
With MI:	170	33,506,448.11	1.92	7.937	78.92	691	99.88	62.08	100.00
Without MI:	101	13,201,985.09	0.76	8.416	90.12	634	99.91	59.27	0.00
Subtotal (First Lien):	8,038	$1,665,934,845.69	95.62%	7.252%	88.92%	624	81.30%	53.99%	34.32%

Second Lien Loans:
85.01 to 90.00%	3	$126,452.00	0.01%	10.129%	0.00%	670	88.48%	73.15%	0.00%
90.01 to 95.00%	37	1,722,816.49	0.10	10.641	0.00	653	94.78	30.97	0.00
95.01 to 100.00%	1,270	74,406,535.51	4.27	10.573	0.00	658	99.99	40.65	0.00
Subtotal (Second Lien):	1,310	$76,255,804.00	4.38%	10.574%	0.00%	658	99.86%	40.49%	0.00%

Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

*Includes the loan in the securitization and any senior liens.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	3,003	$643,396,328.53	36.93%	7.463%	86.92%	631	85.34%	58.32%	88.82%
60.01 to 70.00%	598	127,995,981.73	7.35	7.064	83.70	589	66.45	55.70	0.20
70.01 to 80.00%	3,596	765,990,754.12	43.97	6.978	90.51	629	78.83	47.74	0.00
80.01 to 85.00%	219	33,438,821.59	1.92	7.883	94.18	563	84.69	61.75	0.00
85.01 to 90.00%	358	51,629,770.16	2.96	7.994	95.54	589	89.73	76.85	0.00
90.01 to 95.00%	163	30,281,204.47	1.74	8.034	95.30	613	94.67	63.18	0.00
95.01 to 100.00%	101	13,201,985.09	0.76	8.416	90.12	634	99.91	59.27	0.00
Subtotal (First Lien):	8,038	$1,665,934,845.69	95.62%	7.252%	88.92%	624	81.30%	53.99%	34.32%

Second Lien Loans:
85.01 to 90.00%	3	$126,452.00	0.01%	10.129%	0.00%	670	88.48%	73.15%	0.00%
90.01 to 95.00%	37	1,722,816.49	0.10	10.641	0.00	653	94.78	30.97	0.00
95.01 to 100.00%	1,270	74,406,535.51	4.27	10.573	0.00	658	99.99	40.65	0.00
Subtotal (Second Lien):	1,310	$76,255,804.00	4.38%	10.574%	0.00%	658	99.86%	40.49%	0.00%

Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

*Combined LTV after taking mortgage insurance into account.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	418	$71,462,771.53	4.10%	7.012%	73.65%	594	49.23%	53.68%	0.00%
60.01 to 70.00%	565	124,495,949.36	7.15	7.070	83.33	588	66.39	55.27	0.00
70.01 to 80.00%	1,589	344,447,167.33	19.77	7.146	85.61	596	77.47	51.00	0.00
80.01 to 85.00%
With MI:	666	148,347,576.46	8.52	7.394	87.96	598	84.43	59.52	100.00
Without MI:	178	29,865,964.40	1.71	7.779	93.57	567	84.37	60.66	0.00
85.01 to 90.00%
With MI:	1,131	263,551,854.31	15.13	7.450	89.30	637	89.68	51.98	100.00
Without MI:	290	46,766,056.42	2.68	7.836	94.57	594	88.97	72.11	0.00
90.01 to 95.00%
With MI:	523	110,603,446.66	6.35	7.675	89.65	665	94.63	72.07	100.00
Without MI:	271	51,440,019.31	2.95	7.710	94.24	623	88.79	49.83	0.00
95.01 to 100.00%
With MI:	263	49,242,960.86	2.83	7.909	84.49	676	96.69	64.09	100.00
Without MI:	2,144	425,711,079.05	24.44	6.916	94.61	654	80.67	47.59	0.00
Subtotal (First Lien):	8,038	$1,665,934,845.69	95.62%	7.252%	88.92%	624	81.30%	53.99%	34.32%

Second Lien Loans:
85.01 to 90.00%	3	$126,452.00	0.01%	10.129%	0.00%	670	88.48%	73.15%	0.00%
90.01 to 95.00%	37	1,722,816.49	0.10	10.641	0.00	653	94.78	30.97	0.00
95.01 to 100.00%	1,270	74,406,535.51	4.27	10.573	0.00	658	99.99	40.65	0.00
Subtotal (Second Lien):	1,310	$76,255,804.00	4.38%	10.574%	0.00%	658	99.86%	40.49%	0.00%

Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

*Includes all liens on the mortgaged property.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
450 - 499	2	$213,584.70	0.01%	7.496%	71.06%	476	85.78%	0.00%	0.00%
500 - 520	285	49,098,714.82	2.82	8.424	94.67	511	74.79	74.76	15.49
521 - 540	454	84,236,016.31	4.84	7.791	90.66	531	75.13	72.33	20.63
541 - 560	643	129,693,086.09	7.44	7.559	91.30	551	77.66	70.68	31.02
561 - 580	823	158,958,373.13	9.12	7.436	88.89	571	79.08	65.51	31.00
581 - 600	1,048	185,298,633.21	10.64	7.375	88.44	591	80.70	69.19	28.85
601 - 620	1,368	237,580,740.39	13.64	7.360	85.61	611	82.43	63.19	26.90
621 - 640	1,259	229,567,648.18	13.18	7.376	84.17	630	83.69	50.21	32.07
641 - 660	1,043	198,355,613.05	11.39	7.236	80.99	650	83.74	40.43	37.82
661 - 680	834	154,953,418.52	8.89	7.339	79.56	669	85.12	39.76	42.41
681 - 700	562	111,915,815.66	6.42	7.286	79.26	690	85.08	31.76	39.86
701 - 720	411	81,631,732.26	4.69	7.208	82.08	710	85.40	28.49	40.49
721 - 740	264	53,950,192.58	3.10	7.098	82.51	730	84.65	35.20	37.88
741 - 760	183	35,387,773.22	2.03	7.269	84.78	750	86.55	27.29	38.69
761 - 780	106	18,998,847.18	1.09	7.238	77.45	770	86.14	35.03	36.10
781 >=	63	12,350,460.39	0.71	7.385	74.59	792	88.11	59.96	55.86
Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	6,512	$1,175,803,953.81	67.49%	7.368%	84.30%	621	81.70%	53.86%	31.36%
PUD	1,335	258,664,339.70	14.85	7.377	86.03	622	82.28	58.44	32.84
2-4 Family	708	173,669,821.10	9.97	7.546	89.20	649	83.57	45.91	44.70
Condo	793	134,052,535.08	7.69	7.500	83.98	645	83.55	49.34	30.14
Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$345,207,229.85	$87,350,336.34	$926,307,284.96	$14,353,604.18	$0.00	$8,045,118.63	$1,381,263,573.96
Fixed Rate	26,847,153.77	7,412,613.89	9,317,187.19	82,526,323.31	187,863.60	31,823,088.83	158,114,230.59
Balloon	27,546,494.49	3,897,913.67	18,072,796.97	50,988,662.49	72,964.10	2,205,242.64	102,784,074.36
3/27 ARM (Libor)	25,931,784.68	1,138,288.86	2,393,503.06	59,290,396.68	0.00	383,430.42	89,137,403.70
5/25 ARM (Libor)	1,966,953.39	1,644,951.73	562,400.18	4,915,605.98	0.00	623,000.00	9,712,911.28
6 Month ARM (Libor)	0.00	327,790.85	300,920.83	107,913.21	0.00	441,830.91	1,178,455.80
Total:	$427,499,616.18	$101,771,895.34	$956,954,093.19	$212,182,505.85	$260,827.70	$43,521,711.43	$1,742,190,649.69

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	24.99%	6.32%	67.06%	1.04%	0.00%	0.58%	79.28%
Fixed Rate	16.98	4.69	5.89	52.19	0.12	20.13	9.08
Balloon	26.80	3.79	17.58	49.61	0.07	2.15	5.90
3/27 ARM (Libor)	29.09	1.28	2.69	66.52	0.00	0.43	5.12
5/25 ARM (Libor)	20.25	16.94	5.79	50.61	0.00	6.41	0.56
6 Month ARM (Libor)	0.00	27.82	25.54	9.16	0.00	37.49	0.07
Total:	24.54%	5.84%	54.93%	12.18%	0.01%	2.50%	100.00%

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	4,480	$896,386,123.92	51.45%	7.274%	86.34%	620	81.16%	57.10%	31.03%
None	2,395	427,499,616.18	24.54	7.908	87.28	634	83.68	52.50	38.06
5% of UPB	1,362	260,729,255.96	14.97	6.913	80.73	629	81.57	38.34	30.86
2% of UPB	288	45,583,819.81	2.62	7.442	88.69	641	83.93	60.64	34.45
1% of UPB	255	42,971,681.57	2.47	7.095	71.10	629	82.04	41.67	27.77
Other	568	69,020,152.25	3.96	7.827	76.51	624	85.82	70.36	33.03
Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	5,425	$930,349,748.13	53.40%	7.322%	83.96%	610	82.48%	100.00%	36.18%
Stated	3,661	753,349,119.08	43.24	7.506	86.34	645	81.71	0.00	28.73
Limited	248	55,651,352.98	3.19	7.215	84.23	621	81.67	0.00	33.35
No Documentation	14	2,840,429.50	0.16	6.778	100.00	672	79.49	0.00	7.43
Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full Doc Loans:
Not Available	1	$163,881.90	0.01%	7.650%	0.00%	630	80.00%	100.00%	0.00%
0.01 to 5.00	11	2,547,273.10	0.15	7.548	91.99	635	86.70	100.00	38.36
5.01 to 10.00	26	4,151,852.33	0.24	7.831	68.64	627	86.81	100.00	54.03
10.01 to 15.00	71	11,692,746.56	0.67	7.680	86.27	618	83.00	100.00	30.45
15.01 to 20.00	143	21,679,341.25	1.24	7.388	79.35	621	79.11	100.00	39.70
20.01 to 25.00	241	34,635,797.23	1.99	7.320	78.88	609	80.34	100.00	36.31
25.01 to 30.00	409	60,755,545.69	3.49	7.375	80.70	614	81.22	100.00	36.17
30.01 to 35.00	631	98,999,459.99	5.68	7.288	82.41	608	81.46	100.00	39.03
35.01 to 40.00	838	138,725,704.06	7.96	7.381	83.98	605	82.02	100.00	35.86
40.01 to 45.00	1,079	187,551,653.44	10.77	7.308	83.61	611	83.25	100.00	37.13
45.01 to 50.00	1,526	270,667,609.74	15.54	7.326	85.43	613	83.75	100.00	35.01
50.01 to 55.00	442	96,957,531.70	5.57	7.187	87.05	604	81.15	100.00	34.78
55.01 to 60.00	7	1,821,351.14	0.10	6.596	95.75	601	80.95	100.00	6.50
Subtotal (Full Doc):	5,425	$930,349,748.13	53.40%	7.322%	83.96%	610	82.48%	100.00%	36.18%

Non-Full Doc Loans:
Not Available	13	$3,595,149.24	0.21%	7.097%	94.20%	658	77.08%	0.00%	5.80%
0.01 to 5.00	4	879,467.61	0.05	7.087	100.00	675	88.45	0.00	100.00
5.01 to 10.00	15	3,365,681.63	0.19	7.010	80.06	646	78.47	0.00	46.08
10.01 to 15.00	33	6,106,398.92	0.35	7.825	89.89	631	80.17	0.00	37.28
15.01 to 20.00	68	11,174,931.66	0.64	7.636	76.42	643	79.74	0.00	39.48
20.01 to 25.00	135	22,518,206.29	1.29	7.695	91.46	636	82.03	0.00	44.93
25.01 to 30.00	242	43,345,301.06	2.49	7.528	87.51	645	80.67	0.00	34.96
30.01 to 35.00	376	78,435,804.70	4.50	7.313	87.87	639	80.06	0.00	31.35
35.01 to 40.00	675	137,363,192.94	7.88	7.458	88.03	639	80.95	0.00	29.79
40.01 to 45.00	937	193,652,483.64	11.12	7.472	86.43	646	82.27	0.00	28.08
45.01 to 50.00	1,266	269,294,073.02	15.46	7.538	84.04	647	82.60	0.00	25.81
50.01 to 55.00	152	39,258,310.85	2.25	7.489	87.31	625	81.17	0.00	27.53
55.01 to 60.00	7	2,851,900.00	0.16	6.292	100.00	667	78.03	0.00	13.32
Subtotal (Non-Full Doc):	3,923	$811,840,901.56	46.60%	7.483%	86.25%	643	81.70%	0.00%	28.97%

Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	57	$15,798,224.91	0.91%	5.382%	100.00%	673	75.96%	76.33%	18.71%
5.501 to 6.000	329	90,664,783.41	5.20	5.868	100.00	654	77.54	54.12	15.26
6.001 to 6.500	867	217,778,082.20	12.50	6.326	100.00	640	78.87	57.60	21.46
6.501 to 7.000	1,673	393,957,527.14	22.61	6.808	100.00	625	80.18	51.82	27.34
7.001 to 7.500	1,184	257,331,270.89	14.77	7.288	100.00	622	81.91	50.50	37.45
7.501 to 8.000	1,099	225,001,690.78	12.91	7.779	100.00	612	83.30	53.05	43.83
8.001 to 8.500	658	119,777,619.59	6.88	8.285	100.00	604	85.07	50.38	48.76
8.501 to 9.000	621	103,066,131.25	5.92	8.759	100.00	608	87.20	52.18	55.17
9.001 to 9.500	248	34,096,286.32	1.96	9.250	100.00	603	86.74	50.85	51.47
9.501 to 10.000	130	16,453,370.03	0.94	9.724	100.00	595	85.55	42.60	33.41
10.001 to 10.500	48	5,580,310.71	0.32	10.219	100.00	568	80.59	29.18	36.79
10.501 to 11.000	13	829,702.82	0.05	10.847	100.00	525	77.48	61.49	0.00
Greater than 11.000	12	957,344.69	0.05	11.488	100.00	522	71.61	44.95	0.00
Subtotal (ARM Loans):	6,939	$1,481,292,344.74	85.02%	7.257%	100.00%	623	81.65%	52.73%	34.20%

Fixed Rate Loans:
Less than 5.501	1	$464,491.02	0.03%	5.500%	0.00%	717	75.61%	100.00%	0.00%
5.501 to 6.000	24	6,396,398.66	0.37	5.941	0.00	682	76.50	41.72	29.68
6.001 to 6.500	122	30,712,365.85	1.76	6.321	0.00	662	76.12	62.37	25.74
6.501 to 7.000	298	59,224,108.96	3.40	6.833	0.00	635	76.86	66.72	31.45
7.001 to 7.500	194	34,144,793.20	1.96	7.301	0.00	630	78.90	66.73	39.57
7.501 to 8.000	221	30,425,902.01	1.75	7.765	0.00	621	80.15	62.16	39.52
8.001 to 8.500	97	11,096,006.51	0.64	8.275	0.00	607	82.08	65.17	40.63
8.501 to 9.000	83	7,079,137.95	0.41	8.774	0.00	612	88.23	64.14	55.08
9.001 to 9.500	106	7,232,107.05	0.42	9.397	0.00	668	95.75	73.16	16.90
9.501 to 10.000	294	18,317,615.86	1.05	9.850	0.00	677	98.60	39.36	4.28
10.001 to 10.500	284	17,270,889.45	0.99	10.321	0.00	668	99.22	32.15	3.05
10.501 to 11.000	323	18,136,429.64	1.04	10.817	0.00	647	99.42	37.23	1.28
Greater than 11.000	362	20,398,058.79	1.17	11.555	0.00	616	99.19	44.95	0.00
Subtotal (Fixed Rate):	2,409	$260,898,304.95	14.98%	8.192%	0.00%	641	84.79%	57.21%	24.97%

Total:	9,348	$1,742,190,649.69	100.00%	7.397%	85.02%	626	82.12%	53.40%	32.82%

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	17	$4,121,442.11	0.28%	6.374%	100.00%	677	77.80%	11.11%	23.82%
3.001 - 3.500	18	3,750,806.23	0.25	6.757	100.00	653	79.23	42.25	36.64
3.501 - 4.000	31	5,903,859.34	0.40	6.937	100.00	619	80.67	57.47	25.42
4.001 - 4.500	94	16,444,146.65	1.11	7.766	100.00	631	84.64	59.01	48.74
4.501 - 5.000	493	99,557,869.88	6.72	7.588	100.00	628	83.24	51.90	40.65
5.001 - 5.500	1,130	266,923,009.36	18.02	7.087	100.00	609	80.28	56.04	38.03
5.501 - 6.000	2,395	530,423,900.40	35.81	7.137	100.00	639	82.80	60.48	38.04
6.001 - 6.500	1,792	374,038,943.23	25.25	7.321	100.00	620	80.79	39.83	24.35
6.501 - 7.000	620	126,093,591.36	8.51	7.356	100.00	597	79.00	51.98	30.11
7.001 - 7.500	181	32,504,501.61	2.19	7.662	100.00	602	84.47	46.58	44.16
7.501 - 8.000	101	14,257,168.60	0.96	8.201	100.00	594	87.41	65.14	32.47
8.001 - 8.500	37	4,357,720.92	0.29	8.765	100.00	592	89.02	64.23	47.11
8.501 - 9.000	21	2,248,252.06	0.15	9.197	100.00	589	91.50	83.45	31.65
9.001 - 9.500	7	500,070.79	0.03	9.659	100.00	588	86.79	60.51	36.66
9.501 - 10.000	2	167,062.20	0.01	9.717	100.00	588	83.54	0.00	0.00
Total:	6,939	$1,481,292,344.74	100.00%	7.257%	100.00%	623	81.65%	52.73%	34.20%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	2	$352,800.00	0.02%	7.125%	100.00%	702	80.00%	32.88%	0.00%
1.500	126	18,130,261.28	1.22	7.459	100.00	613	82.82	47.59	31.22
2.000	176	36,504,577.08	2.46	7.369	100.00	618	83.52	48.34	40.57
3.000	6,625	1,423,168,841.85	96.08	7.252	100.00	623	81.59	53.03	34.16
5.000	5	1,866,672.23	0.13	7.071	100.00	649	80.00	0.00	0.00
6.000	5	1,269,192.30	0.09	7.575	100.00	682	71.56	0.00	0.00
Total:	6,939	$1,481,292,344.74	100.00%	7.257%	100.00%	623	81.65%	52.73%	34.20%

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	6,799	$1,460,177,817.65	98.57%	7.255%	100.00%	623	81.64%	52.85%	34.31%
1.500	129	18,516,775.67	1.25	7.455	100.00	613	82.85	48.68	30.57
2.000	11	2,597,751.42	0.18	7.044	100.00	646	75.52	16.72	0.00
Total:	6,939	$1,481,292,344.74	100.00%	7.257%	100.00%	623	81.65%	52.73%	34.20%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
9.501 - 10.000	1	$80,000.00	0.01%	7.800%	100.00%	622	100.00%	100.00%	0.00%
11.001 - 11.500	36	9,308,727.19	0.63	5.391	100.00	668	76.28	66.38	15.13
11.501 - 12.000	199	51,704,093.50	3.49	5.895	100.00	656	78.36	38.96	11.72
12.001 - 12.500	492	121,179,199.96	8.18	6.295	100.00	638	78.88	50.95	22.60
12.501 - 13.000	1,076	244,766,423.07	16.52	6.656	100.00	625	79.53	51.83	25.66
13.001 - 13.500	909	197,503,576.47	13.33	6.779	100.00	628	80.47	62.10	30.07
13.501 - 14.000	1,154	261,436,111.39	17.65	7.081	100.00	622	81.42	57.18	31.31
14.001 - 14.500	902	196,711,315.64	13.28	7.458	100.00	622	82.24	49.87	37.74
14.501 - 15.000	868	174,459,767.91	11.78	7.903	100.00	614	83.37	52.16	44.81
15.001 - 15.500	506	93,560,359.14	6.32	8.359	100.00	606	85.13	47.07	48.60
15.501 - 16.000	473	84,179,910.21	5.68	8.794	100.00	611	87.09	49.75	57.49
16.001 - 16.500	178	27,366,959.66	1.85	9.304	100.00	605	86.58	45.54	53.75
16.501 - 17.000	86	12,983,695.97	0.88	9.727	100.00	599	85.60	33.91	40.12
17.001 - 17.500	36	4,331,632.28	0.29	10.173	100.00	564	78.58	28.19	34.15
17.501 - 18.000	11	763,227.66	0.05	10.852	100.00	526	77.67	58.13	0.00
18.001 - 18.500	6	540,094.69	0.04	11.236	100.00	522	73.70	56.67	0.00
18.501 - 19.000	5	378,250.00	0.03	11.698	100.00	520	69.82	22.54	0.00
19.501 >=	1	39,000.00	0.00	12.950	100.00	544	60.00	100.00	0.00
Total:	6,939	$1,481,292,344.74	100.00%	7.257%	100.00%	623	81.65%	52.73%	34.20%

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	96	$20,642,599.09	1.39%	6.203%	100.00%	669	82.16%	48.41%	29.20%
5.501 - 6.000	367	97,471,306.41	6.58	5.892	100.00	656	77.49	57.81	14.76
6.001 - 6.500	880	221,006,359.41	14.92	6.333	100.00	639	79.11	57.19	22.22
6.501 - 7.000	1,644	388,685,917.76	26.24	6.814	100.00	625	80.13	51.99	27.66
7.001 - 7.500	1,171	254,929,070.93	17.21	7.296	100.00	621	81.81	50.79	36.84
7.501 - 8.000	1,090	222,661,155.41	15.03	7.786	100.00	612	83.25	53.33	43.58
8.001 - 8.500	644	117,798,359.64	7.95	8.292	100.00	603	84.94	50.41	48.93
8.501 - 9.000	611	101,718,632.29	6.87	8.763	100.00	607	87.13	52.19	55.52
9.001 - 9.500	241	33,184,586.80	2.24	9.253	100.00	603	86.61	49.96	51.89
9.501 - 10.000	123	15,881,950.42	1.07	9.722	100.00	593	85.19	40.95	33.15
10.001 - 10.500	47	5,525,359.07	0.37	10.220	100.00	568	80.39	28.48	37.15
10.501 - 11.000	13	829,702.82	0.06	10.847	100.00	525	77.48	61.49	0.00
11.001 - 11.500	6	540,094.69	0.04	11.236	100.00	522	73.70	56.67	0.00
11.501 - 12.000	5	378,250.00	0.03	11.698	100.00	520	69.82	22.54	0.00
12.501 - 13.000	1	39,000.00	0.00	12.950	100.00	544	60.00	100.00	0.00
Total:	6,939	$1,481,292,344.74	100.00%	7.257%	100.00%	623	81.65%	52.73%	34.20%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	10	$1,924,099.16	0.13%	7.331%	100.00%	599	81.88%	36.13%	40.93%
13 - 24	6,458	1,378,665,025.08	93.07	7.276	100.00	622	81.70	52.48	33.99
25 - 36	430	90,847,909.22	6.13	7.015	100.00	630	80.99	57.63	36.48
37 >=	41	9,855,311.28	0.67	6.821	100.00	664	80.49	45.75	40.88
Total:	6,939	$1,481,292,344.74	100.00%	7.257%	100.00%	623	81.65%	52.73%	34.20%

SAIL 2005-10 Collateral Summary – Group 3

Collateral information is as of the Statistical Calculation Date.

Collateral Characteristics – Group 3
Collateral characteristics are listed below as of the Statistical Calculation Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	3,856	$842,414,236.03	57.87%	7.416%	100.00%	613	81.96%	55.54%	39.89%
3/27 ARM (Libor)	254	54,253,077.88	3.73	7.156	100.00	616	81.22	61.83	40.43
5/25 ARM (Libor)	20	5,457,678.93	0.37	6.939	100.00	670	82.17	38.98	50.15
6 Month ARM (Libor)	6	1,178,455.80	0.08	7.104	100.00	604	85.14	25.91	51.44
Balloon	1,021	85,919,058.76	5.90	9.546	0.00	654	93.28	46.70	8.48
Fixed Rate	851	133,127,854.58	9.15	7.286	0.00	629	79.04	62.63	36.33
Subtotal (Non-IO):	6,008	$1,122,350,361.98	77.10%	7.548%	80.48%	619	82.45%	55.90%	37.15%

Interest-Only Loans:
2/28 ARM (Libor)	1,026	$303,604,992.27	20.86%	6.753%	100.00%	642	80.28%	38.35%	17.53%
3/27 ARM (Libor)	75	19,922,294.08	1.37	6.472	100.00	666	79.81	47.42	27.42
5/25 ARM (Libor)	12	2,753,259.55	0.19	6.354	100.00	666	78.39	57.87	27.23
Fixed Rate	23	7,026,293.29	0.48	6.434	0.00	670	75.65	55.10	3.71
Subtotal (IO Loans):	1,136	$333,306,839.19	22.90%	6.726%	97.89%	645	80.14%	39.40%	17.91%

Total:	7,144	$1,455,657,201.17	100.00%	7.360%	84.47%	624	81.92%	52.12%	32.75%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
24	4	$690,320.00	0.21%	7.371%	100.00%	655	80.00%	86.09%	0.00%
36	1	65,548.16	0.02	6.775	100.00	703	95.00	100.00	100.00
60	1,121	330,502,275.08	99.16	6.728	97.87	644	80.16	39.13	18.04
120	10	2,048,695.95	0.61	6.289	100.00	677	76.24	66.35	0.00
Total:	1,136	$333,306,839.19	100.00%	6.726%	97.89%	645	80.14%	39.40%	17.91%

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	523	$19,699,634.00	1.35%	10.015%	26.54%	633	93.15%	61.70%	8.23%
50,000.01 - 100,000.00	1,303	98,462,120.99	6.76	8.866	46.43	627	86.82	58.89	16.98
100,000.01 - 150,000.00	1,286	161,452,060.75	11.09	7.742	71.43	617	82.35	67.25	29.94
150,000.01 - 200,000.00	1,066	187,278,024.48	12.87	7.384	88.36	614	80.21	62.21	32.18
200,000.01 - 250,000.00	813	182,287,654.06	12.52	7.206	88.34	616	80.24	56.33	35.45
250,000.01 - 300,000.00	632	174,170,011.01	11.97	7.140	90.33	622	79.84	44.80	30.76
300,000.01 - 350,000.00	453	146,818,485.64	10.09	7.086	90.58	628	81.39	41.64	31.87
350,000.01 - 400,000.00	388	145,349,147.82	9.99	7.055	93.65	628	81.69	40.91	33.61
400,000.01 - 450,000.00	244	103,969,911.21	7.14	7.051	92.62	631	82.66	44.68	39.95
450,000.01 - 500,000.00	197	93,673,126.87	6.44	6.957	92.88	631	82.91	42.24	41.16
500,000.01 - 550,000.00	85	44,796,897.01	3.08	7.126	87.14	652	84.33	52.94	46.05
550,000.01 - 600,000.00	73	42,042,136.47	2.89	7.110	93.07	630	82.89	46.60	36.66
600,000.01 - 650,000.00	37	23,221,962.78	1.60	6.948	97.36	629	81.51	59.64	29.62
650,000.01 >=	44	32,436,028.08	2.23	6.889	81.07	647	82.43	58.66	39.72
Total:	7,144	$1,455,657,201.17	100.00%	7.360%	84.47%	624	81.92%	52.12%	32.75%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	6,181	$1,392,553,626.89	95.66%	7.215%	88.30%	623	81.10%	52.75%	34.23%
2nd Lien	963	63,103,574.28	4.34	10.561	0.00	659	99.85	38.31	0.00
Total:	7,144	$1,455,657,201.17	100.00%	7.360%	84.47%	624	81.92%	52.12%	32.75%

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	2,992	$653,386,230.09	44.89%	7.304%	85.32%	605	79.16%	58.26%	34.58%
Purchase	2,914	564,243,949.51	38.76	7.547	85.80	654	85.55	43.38	28.71
Rate/Term Refinance	1,073	205,358,092.25	14.11	7.061	77.07	609	80.89	53.12	38.19
Debt Consolidation	143	30,183,105.39	2.07	7.105	92.74	605	80.14	74.66	32.04
Home Improvement	22	2,485,823.93	0.17	7.624	69.16	635	90.21	69.50	24.50
Total:	7,144	$1,455,657,201.17	100.00%	7.360%	84.47%	624	81.92%	52.12%	32.75%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	6,244	$1,290,899,927.86	88.68%	7.279%	83.54%	620	81.42%	52.35%	29.36%
Investment	730	137,673,543.20	9.46	8.044	92.66	659	86.22	52.97	65.93
Second Home	170	27,083,730.11	1.86	7.767	86.90	676	83.95	37.17	25.62
Total:	7,144	$1,455,657,201.17	100.00%	7.360%	84.47%	624	81.92%	52.12%	32.75%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	1,006	$68,631,877.44	4.71%	10.271%	0.00%	656	97.58%	40.60%	1.73%
181 - 240	40	3,534,142.92	0.24	7.990	0.00	617	78.69	67.16	21.86
241 - 360	6,098	1,383,491,180.81	95.04	7.214	88.88	623	81.15	52.66	34.31
Total:	7,144	$1,455,657,201.17	100.00%	7.360%	84.47%	624	81.92%	52.12%	32.75%

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	1,006	$68,631,877.44	4.71%	10.271%	0.00%	656	97.58%	40.60%	1.73%
181 - 240	40	3,534,142.92	0.24	7.990	0.00	617	78.69	67.16	21.86
241 - 360	6,098	1,383,491,180.81	95.04	7.214	88.88	623	81.15	52.66	34.31
Total:	7,144	$1,455,657,201.17	100.00%	7.360%	84.47%	624	81.92%	52.12%	32.75%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	1,918	$530,168,764.70	36.42%	7.112%	86.95%	626	80.39%	42.69%	27.46%
IL	575	109,071,704.30	7.49	7.758	92.11	628	83.84	54.44	43.38
FL	573	99,832,946.57	6.86	7.492	84.71	616	82.14	53.58	33.36
AZ	415	80,328,778.37	5.52	7.506	93.58	611	81.95	63.82	36.10
NY	264	77,127,364.25	5.30	7.461	80.80	637	82.59	37.76	36.93
TX	366	46,102,156.69	3.17	7.709	71.35	623	82.28	50.41	21.64
MD	200	42,816,757.95	2.94	7.323	83.39	605	79.80	68.52	38.54
NJ	154	38,687,583.46	2.66	7.329	82.37	621	81.46	49.56	35.58
NV	168	34,759,026.98	2.39	7.402	90.50	630	81.84	50.42	29.07
HI	101	30,745,760.29	2.11	7.102	68.37	654	81.12	54.27	41.87
Other	2,410	366,016,357.61	25.14	7.493	80.08	624	83.68	63.71	35.45
Total:	7,144	$1,455,657,201.17	100.00%	7.360%	84.47%	624	81.92%	52.12%	32.75%

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	354	$60,240,150.15	4.14%	6.992%	72.90%	595	49.21%	53.21%	0.00%
60.01 to 70.00%	489	108,180,377.99	7.43	7.062	82.85	587	66.34	56.17	0.00
70.01 to 80.00%	2,741	644,712,007.95	44.29	6.978	89.84	628	78.77	46.14	0.00
80.01 to 85.00%
With MI:	592	136,327,072.82	9.37	7.352	88.00	598	84.43	58.86	100.00
Without MI:	159	27,874,571.18	1.91	7.759	93.02	565	84.68	58.03	0.00
85.01 to 90.00%
With MI:	942	229,964,656.62	15.80	7.398	88.74	637	89.67	52.43	100.00
Without MI:	244	41,027,650.01	2.82	7.854	94.46	593	89.68	76.53	0.00
90.01 to 95.00%
With MI:	369	84,820,221.28	5.83	7.620	90.92	664	94.83	71.75	100.00
Without MI:	123	24,765,147.47	1.70	7.927	94.25	615	94.66	60.17	0.00
95.01 to 100.00%
With MI:	114	25,566,866.56	1.76	7.976	76.71	692	99.84	61.46	100.00
Without MI:	54	9,074,904.86	0.62	8.230	88.59	641	99.88	49.02	0.00
Subtotal (First Lien):	6,181	$1,392,553,626.89	95.66%	7.215%	88.30%	623	81.10%	52.75%	34.23%

Second Lien Loans:
85.01 to 90.00%	3	$126,452.00	0.01%	10.129%	0.00%	670	88.48%	73.15%	0.00%
90.01 to 95.00%	29	1,436,735.48	0.10	10.735	0.00	649	94.75	32.57	0.00
95.01 to 100.00%	931	61,540,386.80	4.23	10.558	0.00	659	99.99	38.37	0.00
Subtotal (Second Lien):	963	$63,103,574.28	4.34%	10.561%	0.00%	659	99.85%	38.31%	0.00%

Total:	7,144	$1,455,657,201.17	100.00%	7.360%	84.47%	624	81.92%	52.12%	32.75%

*Includes the loan in the securitization and any senior liens.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	2,371	$536,918,967.43	36.88%	7.404%	86.55%	629	85.10%	57.63%	88.78%
60.01 to 70.00%	489	108,180,377.99	7.43	7.062	82.85	587	66.34	56.17	0.00
70.01 to 80.00%	2,741	644,712,007.95	44.29	6.978	89.84	628	78.77	46.14	0.00
80.01 to 85.00%	159	27,874,571.18	1.91	7.759	93.02	565	84.68	58.03	0.00
85.01 to 90.00%	244	41,027,650.01	2.82	7.854	94.46	593	89.68	76.53	0.00
90.01 to 95.00%	123	24,765,147.47	1.70	7.927	94.25	615	94.66	60.17	0.00
95.01 to 100.00%	54	9,074,904.86	0.62	8.230	88.59	641	99.88	49.02	0.00
Subtotal (First Lien):	6,181	$1,392,553,626.89	95.66%	7.215%	88.30%	623	81.10%	52.75%	34.23%

Second Lien Loans:
85.01 to 90.00%	3	$126,452.00	0.01%	10.129%	0.00%	670	88.48%	73.15%	0.00%
90.01 to 95.00%	29	1,436,735.48	0.10	10.735	0.00	649	94.75	32.57	0.00
95.01 to 100.00%	931	61,540,386.80	4.23	10.558	0.00	659	99.99	38.37	0.00
Subtotal (Second Lien):	963	$63,103,574.28	4.34%	10.561%	0.00%	659	99.85%	38.31%	0.00%

Total:	7,144	$1,455,657,201.17	100.00%	7.360%	84.47%	624	81.92%	52.12%	32.75%

* Combined LTV after taking mortgage insurance into account.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	352	$59,950,683.80	4.12%	6.985%	72.77%	595	49.17%	53.28%	0.00%
60.01 to 70.00%	477	106,740,317.98	7.33	7.069	82.62	586	66.32	56.15	0.00
70.01 to 80.00%	1,356	307,235,451.04	21.11	7.133	84.90	596	77.46	51.09	0.00
80.01 to 85.00%
With MI:	572	132,260,260.71	9.09	7.343	87.71	598	84.42	59.58	100.00
Without MI:	145	26,742,307.57	1.84	7.732	92.82	567	84.36	59.04	0.00
85.01 to 90.00%
With MI:	900	222,715,859.27	15.30	7.390	88.44	637	89.65	51.79	100.00
Without MI:	225	40,087,083.57	2.75	7.771	93.81	596	88.93	72.71	0.00
90.01 to 95.00%
With MI:	372	85,538,312.45	5.88	7.607	91.00	662	94.60	70.44	100.00
Without MI:	196	42,052,403.46	2.89	7.607	93.06	626	88.65	47.49	0.00
95.01 to 100.00%
With MI:	173	36,164,384.85	2.48	7.914	82.82	678	96.87	63.57	100.00
Without MI:	1,413	333,066,562.19	22.88	6.877	94.46	657	80.58	43.07	0.00
Subtotal (First Lien):	6,181	$1,392,553,626.89	95.66%	7.215%	88.30%	623	81.10%	52.75%	34.23%

Second Lien Loans:
85.01 to 90.00%	3	$126,452.00	0.01%	10.129%	0.00%	670	88.48%	73.15%	0.00%
90.01 to 95.00%	29	1,436,735.48	0.10	10.735	0.00	649	94.75	32.57	0.00
95.01 to 100.00%	931	61,540,386.80	4.23	10.558	0.00	659	99.99	38.37	0.00
Subtotal (Second Lien):	963	$63,103,574.28	4.34%	10.561%	0.00%	659	99.85%	38.31%	0.00%

Total:	7,144	$1,455,657,201.17	100.00%	7.360%	84.47%	624	81.92%	52.12%	32.75%

*Includes all liens on the mortgaged property.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
480 - 499	1	$151,766.16	0.01%	6.625%	100.00%	486	79.99%	0.00%	0.00%
500 - 520	237	42,588,171.57	2.93	8.434	94.08	511	75.00	74.28	15.08
521 - 540	361	73,136,516.42	5.02	7.748	90.68	531	75.06	69.74	21.19
541 - 560	528	112,979,243.08	7.76	7.525	90.43	551	77.71	69.79	32.04
561 - 580	646	134,856,171.45	9.26	7.374	88.20	571	78.66	64.32	30.53
581 - 600	781	152,519,383.77	10.48	7.320	88.11	591	80.51	67.91	30.10
601 - 620	1,012	196,979,448.54	13.53	7.324	85.26	611	82.34	60.36	28.55
621 - 640	983	192,428,225.40	13.22	7.347	83.63	630	83.55	49.02	31.15
641 - 660	810	168,799,693.34	11.60	7.206	80.90	650	83.67	39.14	38.31
661 - 680	611	124,626,915.03	8.56	7.280	77.63	669	84.93	39.01	41.65
681 - 700	410	90,573,089.75	6.22	7.211	77.82	690	84.80	33.18	37.55
701 - 720	308	67,996,954.34	4.67	7.203	81.87	710	85.33	24.98	40.88
721 - 740	202	45,346,336.28	3.12	7.055	81.91	730	84.78	34.48	37.43
741 - 760	134	28,817,820.45	1.98	7.287	84.45	750	86.34	24.04	38.31
761 - 780	76	14,964,470.63	1.03	7.146	74.90	769	85.63	29.80	30.37
781 >=	44	8,892,994.96	0.61	7.405	73.55	793	87.74	55.67	49.38
Total:	7,144	$1,455,657,201.17	100.00%	7.360%	84.47%	624	81.92%	52.12%	32.75%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	5,016	$990,997,370.20	68.08%	7.334%	83.59%	620	81.52%	52.76%	31.48%
PUD	1,011	218,627,523.33	15.02	7.334	85.80	621	82.19	57.18	33.14
2-4 Family	534	138,731,187.91	9.53	7.496	88.57	648	83.42	43.54	44.51
Condo	583	107,301,119.73	7.37	7.479	84.53	644	83.08	47.04	28.45
Total:	7,144	$1,455,657,201.17	100.00%	7.360%	84.47%	624	81.92%	52.12%	32.75%

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$282,815,155.32	$74,571,904.52	$768,703,550.91	$11,883,498.92	$0.00	$8,045,118.63	$1,146,019,228.30
Fixed Rate	23,255,857.71	5,915,663.11	8,527,204.84	70,444,469.78	187,863.60	31,823,088.83	140,154,147.87
Balloon	20,957,061.44	3,308,091.85	15,201,881.34	44,173,817.39	72,964.10	2,205,242.64	85,919,058.76
3/27 ARM (Libor)	20,989,694.77	1,005,324.53	1,643,199.06	50,153,723.18	0.00	383,430.42	74,175,371.96
5/25 ARM (Libor)	1,966,953.39	1,644,951.73	274,705.96	3,701,327.40	0.00	623,000.00	8,210,938.48
6 Month ARM (Libor)	0.00	327,790.85	300,920.83	107,913.21	0.00	441,830.91	1,178,455.80
Total:	$349,984,722.63	$86,773,726.59	$794,651,462.94	$180,464,749.88	$260,827.70	$43,521,711.43	$1,455,657,201.17

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	24.68%	6.51%	67.08%	1.04%	0.00%	0.70%	78.73%
Fixed Rate	16.59	4.22	6.08	50.26	0.13	22.71	9.63
Balloon	24.39	3.85	17.69	51.41	0.08	2.57	5.90
3/27 ARM (Libor)	28.30	1.36	2.22	67.62	0.00	0.52	5.10
5/25 ARM (Libor)	23.96	20.03	3.35	45.08	0.00	7.59	0.56
6 Month ARM (Libor)	0.00	27.82	25.54	9.16	0.00	37.49	0.08
Total:	24.04%	5.96%	54.59%	12.40%	0.02%	2.99%	100.00%

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	3,434	$753,158,982.35	51.74%	7.243%	85.96%	620	81.05%	55.19%	30.67%
None	1,801	349,984,722.63	24.04	7.881	87.37	632	83.33	51.58	37.34
5% of UPB	1,104	227,670,486.28	15.64	6.893	79.48	626	81.51	38.99	32.49
1% of UPB	218	38,019,513.88	2.61	7.091	67.93	628	81.84	39.98	26.75
2% of UPB	193	32,763,247.18	2.25	7.434	87.14	639	83.91	60.80	37.51
Other	394	54,060,248.85	3.71	7.727	75.93	624	85.38	71.50	34.42
Total:	7,144	$1,455,657,201.17	100.00%	7.360%	84.47%	624	81.92%	52.12%	32.75%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	4,026	$758,737,815.63	52.12%	7.281%	83.21%	609	82.19%	100.00%	36.56%
Stated	2,894	642,799,836.54	44.16	7.469	85.93	643	81.65	0.00	28.20
Limited	214	51,803,631.14	3.56	7.201	84.07	620	81.44	0.00	34.84
No Documentation	10	2,315,917.86	0.16	6.758	100.00	669	77.85	0.00	0.00
Total:	7,144	$1,455,657,201.17	100.00%	7.360%	84.47%	624	81.92%	52.12%	32.75%

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full Doc Loans:
Not Available	1	$163,881.90	0.01%	7.650%	0.00%	630	80.00%	100.00%	0.00%
0.01 to 5.00	10	2,343,071.14	0.16	7.450	91.29	632	85.98	100.00	32.99
5.01 to 10.00	23	3,823,300.48	0.26	7.794	65.95	630	86.60	100.00	52.43
10.01 to 15.00	63	10,800,543.30	0.74	7.743	86.26	617	83.70	100.00	32.31
15.01 to 20.00	123	20,063,732.22	1.38	7.322	78.19	622	78.75	100.00	39.08
20.01 to 25.00	192	27,616,262.43	1.90	7.247	75.53	607	79.85	100.00	35.70
25.01 to 30.00	318	51,311,981.01	3.53	7.312	79.94	614	80.75	100.00	33.46
30.01 to 35.00	486	82,268,842.76	5.65	7.244	81.98	607	81.26	100.00	39.68
35.01 to 40.00	623	112,987,999.53	7.76	7.358	82.80	604	81.52	100.00	35.82
40.01 to 45.00	802	154,254,040.52	10.60	7.264	82.56	610	83.04	100.00	38.47
45.01 to 50.00	1,046	212,663,689.89	14.61	7.281	85.06	610	83.57	100.00	35.99
50.01 to 55.00	332	78,619,119.31	5.40	7.145	87.55	600	80.83	100.00	34.50
55.01 to 60.00	7	1,821,351.14	0.13	6.596	95.75	601	80.95	100.00	6.50
Subtotal (Full Doc):	4,026	$758,737,815.63	52.12%	7.281%	83.21%	609	82.19%	100.00%	36.56%

Non-Full Doc Loans:
Not Available	11	$3,307,149.24	0.23%	7.174%	93.69%	655	76.84%	0.00%	6.31%
0.01 to 5.00	3	792,821.78	0.05	6.949	100.00	675	88.83	0.00	100.00
5.01 to 10.00	13	3,021,743.65	0.21	6.943	77.79	648	79.65	0.00	47.38
10.01 to 15.00	29	5,597,256.80	0.38	7.703	88.97	630	79.65	0.00	35.30
15.01 to 20.00	63	10,705,328.40	0.74	7.624	75.79	641	79.38	0.00	38.05
20.01 to 25.00	106	19,246,003.25	1.32	7.619	93.18	636	81.85	0.00	44.01
25.01 to 30.00	190	36,345,597.72	2.50	7.443	86.24	647	80.87	0.00	34.88
30.01 to 35.00	309	69,428,353.24	4.77	7.277	88.11	637	79.68	0.00	30.57
35.01 to 40.00	529	117,019,210.65	8.04	7.412	87.48	638	80.83	0.00	29.87
40.01 to 45.00	727	163,982,074.46	11.27	7.430	86.18	644	81.99	0.00	26.59
45.01 to 50.00	1,008	231,098,489.36	15.88	7.527	83.55	645	82.77	0.00	26.11
50.01 to 55.00	123	33,523,456.99	2.30	7.426	85.96	625	81.22	0.00	27.34
55.01 to 60.00	7	2,851,900.00	0.20	6.292	100.00	667	78.03	0.00	13.32
Subtotal (Non-Full Doc):	3,118	$696,919,385.54	47.88%	7.446%	85.84%	642	81.62%	0.00%	28.60%

Total:	7,144	$1,455,657,201.17	100.00%	7.360%	84.47%	624	81.92%	52.12%	32.75%

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	45	$13,557,646.52	0.93%	5.388%	100.00%	674	76.22%	74.78%	20.88%
5.501 to 6.000	261	77,183,569.45	5.30	5.867	100.00	654	77.58	51.82	16.22
6.001 to 6.500	680	187,247,048.35	12.86	6.325	100.00	639	78.94	55.44	23.36
6.501 to 7.000	1,303	335,188,518.76	23.03	6.807	100.00	624	80.36	51.14	28.41
7.001 to 7.500	901	214,054,374.50	14.70	7.287	100.00	620	81.83	49.17	37.27
7.501 to 8.000	875	189,965,688.82	13.05	7.781	100.00	610	83.12	52.49	42.84
8.001 to 8.500	466	93,500,248.07	6.42	8.284	100.00	601	84.63	47.23	47.13
8.501 to 9.000	427	78,573,138.84	5.40	8.764	100.00	606	86.86	50.09	55.72
9.001 to 9.500	159	23,229,714.57	1.60	9.251	100.00	596	85.17	45.57	50.86
9.501 to 10.000	82	11,471,013.40	0.79	9.732	100.00	587	84.48	45.15	33.51
10.001 to 10.500	30	4,140,486.75	0.28	10.225	100.00	568	81.81	24.98	42.97
10.501 to 11.000	9	547,137.82	0.04	10.831	100.00	525	75.02	61.34	0.00
Greater than 11.000	11	925,408.69	0.06	11.503	100.00	521	71.32	43.05	0.00
Subtotal (ARM Loans):	5,249	$1,229,583,994.54	84.47%	7.221%	100.00%	622	81.47%	51.35%	34.22%

Fixed Rate Loans:
Less than 5.501	1	$464,491.02	0.03%	5.500%	0.00%	717	75.61%	100.00%	0.00%
5.501 to 6.000	24	6,396,398.66	0.44	5.941	0.00	682	76.50	41.72	29.68
6.001 to 6.500	106	28,037,807.45	1.93	6.326	0.00	662	76.62	60.88	26.64
6.501 to 7.000	263	53,491,011.21	3.67	6.833	0.00	632	76.84	65.82	31.39
7.001 to 7.500	165	29,456,167.08	2.02	7.299	0.00	627	78.45	64.68	39.40
7.501 to 8.000	188	26,288,403.58	1.81	7.765	0.00	620	79.94	64.60	37.01
8.001 to 8.500	76	8,996,616.30	0.62	8.280	0.00	601	80.79	64.86	35.48
8.501 to 9.000	70	6,197,372.37	0.43	8.773	0.00	612	88.58	62.60	57.60
9.001 to 9.500	76	5,668,132.11	0.39	9.394	0.00	672	95.93	70.54	12.56
9.501 to 10.000	226	15,490,751.32	1.06	9.847	0.00	679	98.62	37.56	1.98
10.001 to 10.500	206	14,251,708.80	0.98	10.319	0.00	670	99.31	29.78	3.31
10.501 to 11.000	233	14,720,146.09	1.01	10.813	0.00	648	99.40	34.84	1.15
Greater than 11.000	261	16,614,200.64	1.14	11.552	0.00	615	99.16	42.34	0.00
Subtotal (Fixed Rate):	1,895	$226,073,206.63	15.53%	8.118%	0.00%	640	84.35%	56.34%	24.73%

Total:	7,144	$1,455,657,201.17	100.00%	7.360%	84.47%	624	81.92%	52.12%	32.75%

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	11	$2,832,290.05	0.23%	6.291%	100.00%	671	75.49%	9.31%	25.95%
3.001 - 3.500	11	2,731,741.35	0.22	6.909	100.00	652	81.63	41.67	38.60
3.501 - 4.000	19	4,081,894.78	0.33	6.986	100.00	624	81.86	53.15	28.84
4.001 - 4.500	64	12,069,698.92	0.98	7.770	100.00	630	85.38	56.12	52.35
4.501 - 5.000	368	78,929,364.76	6.42	7.615	100.00	627	83.14	50.96	41.79
5.001 - 5.500	849	220,763,330.28	17.95	7.035	100.00	609	80.33	55.25	38.87
5.501 - 6.000	1,755	433,088,128.61	35.22	7.083	100.00	638	82.58	58.53	37.31
6.001 - 6.500	1,401	322,505,196.30	26.23	7.276	100.00	620	80.53	38.18	24.38
6.501 - 7.000	497	107,090,775.33	8.71	7.367	100.00	594	78.94	53.62	31.07
7.001 - 7.500	149	28,190,299.24	2.29	7.665	100.00	599	84.75	48.44	46.70
7.501 - 8.000	78	11,912,933.13	0.97	8.185	100.00	592	86.48	63.30	30.78
8.001 - 8.500	25	2,982,576.21	0.24	8.771	100.00	588	86.17	55.11	51.47
8.501 - 9.000	16	1,926,107.16	0.16	9.182	100.00	584	90.36	87.53	36.94
9.001 - 9.500	4	312,596.22	0.03	9.700	100.00	562	80.59	79.55	38.02
9.501 - 10.000	2	167,062.20	0.01	9.717	100.00	588	83.54	0.00	0.00
Total:	5,249	$1,229,583,994.54	100.00%	7.221%	100.00%	622	81.47%	51.35%	34.22%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	1	$116,000.00	0.01%	7.400%	100.00%	664	80.00%	100.00%	0.00%
1.500	85	14,034,651.90	1.14	7.416	100.00	614	84.07	43.29	36.76
2.000	125	29,250,044.48	2.38	7.306	100.00	615	81.88	45.09	37.99
3.000	5,029	1,183,179,353.63	96.23	7.216	100.00	622	81.44	51.72	34.19
5.000	5	1,866,672.23	0.15	7.071	100.00	649	80.00	0.00	0.00
6.000	4	1,137,272.30	0.09	7.527	100.00	680	70.58	0.00	0.00
Total:	5,249	$1,229,583,994.54	100.00%	7.221%	100.00%	622	81.47%	51.35%	34.22%

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	5,154	$1,213,176,974.41	98.67%	7.218%	100.00%	622	81.45%	51.50%	34.26%
1.500	87	14,345,228.71	1.17	7.415	100.00	614	84.10	44.51	35.96
2.000	8	2,061,791.42	0.17	7.331	100.00	641	74.38	9.04	0.00
Total:	5,249	$1,229,583,994.54	100.00%	7.221%	100.00%	622	81.47%	51.35%	34.22%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
9.501 - 10.000	1	$80,000.00	0.01%	7.800%	100.00%	622	100.00%	100.00%	0.00%
11.001 - 11.500	26	7,620,108.80	0.62	5.408	100.00	669	76.26	63.13	16.85
11.501 - 12.000	160	44,826,907.64	3.65	5.893	100.00	657	78.27	36.61	12.64
12.001 - 12.500	378	103,016,556.56	8.38	6.291	100.00	637	78.96	49.14	25.38
12.501 - 13.000	807	202,160,545.40	16.44	6.655	100.00	623	79.68	51.03	26.76
13.001 - 13.500	701	166,871,925.56	13.57	6.761	100.00	628	80.50	60.37	30.72
13.501 - 14.000	942	229,230,941.96	18.64	7.079	100.00	621	81.57	56.54	32.11
14.001 - 14.500	682	164,061,354.68	13.34	7.447	100.00	621	81.99	48.23	37.40
14.501 - 15.000	657	142,534,192.84	11.59	7.888	100.00	612	82.89	50.06	43.69
15.001 - 15.500	347	71,220,076.28	5.79	8.339	100.00	603	84.52	43.18	46.15
15.501 - 16.000	331	64,839,627.25	5.27	8.793	100.00	608	86.89	49.37	57.94
16.001 - 16.500	120	19,241,070.08	1.56	9.310	100.00	596	85.14	39.81	51.29
16.501 - 17.000	55	9,176,213.62	0.75	9.738	100.00	588	84.85	38.02	38.75
17.001 - 17.500	24	3,298,402.52	0.27	10.178	100.00	562	80.74	26.75	36.55
17.501 - 18.000	7	480,662.66	0.04	10.837	100.00	526	74.99	55.99	0.00
18.001 - 18.500	5	508,158.69	0.04	11.248	100.00	520	73.31	53.95	0.00
18.501 - 19.000	5	378,250.00	0.03	11.698	100.00	520	69.82	22.54	0.00
19.501 >=	1	39,000.00	0.00	12.950	100.00	544	60.00	100.00	0.00
Total:	5,249	$1,229,583,994.54	100.00%	7.221%	100.00%	622	81.47%	51.35%	34.22%

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	62	$15,881,414.58	1.29%	6.178%	100.00%	674	82.30%	45.04%	31.82%
5.501 - 6.000	287	82,415,341.72	6.70	5.883	100.00	655	77.44	56.05	15.18
6.001 - 6.500	691	190,151,323.03	15.46	6.329	100.00	639	79.15	55.24	23.97
6.501 - 7.000	1,289	331,705,744.45	26.98	6.812	100.00	623	80.32	51.30	28.87
7.001 - 7.500	895	212,838,477.15	17.31	7.295	100.00	619	81.75	49.39	36.72
7.501 - 8.000	870	188,249,038.18	15.31	7.786	100.00	609	83.06	52.67	42.34
8.001 - 8.500	456	91,709,313.95	7.46	8.289	100.00	601	84.46	46.90	47.52
8.501 - 9.000	420	77,468,684.02	6.30	8.769	100.00	605	86.78	50.23	56.21
9.001 - 9.500	154	22,648,208.14	1.84	9.256	100.00	596	85.08	44.85	50.70
9.501 - 10.000	76	10,958,367.70	0.89	9.732	100.00	585	83.98	43.18	32.95
10.001 - 10.500	29	4,085,535.11	0.33	10.227	100.00	567	81.57	23.98	43.55
10.501 - 11.000	9	547,137.82	0.04	10.831	100.00	525	75.02	61.34	0.00
11.001 - 11.500	5	508,158.69	0.04	11.248	100.00	520	73.31	53.95	0.00
11.501 - 12.000	5	378,250.00	0.03	11.698	100.00	520	69.82	22.54	0.00
12.501 - 13.000	1	39,000.00	0.00	12.950	100.00	544	60.00	100.00	0.00
Total:	5,249	$1,229,583,994.54	100.00%	7.221%	100.00%	622	81.47%	51.35%	34.22%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	10	$1,924,099.16	0.16%	7.331%	100.00%	599	81.88%	36.13%	40.93%
13 - 24	4,872	1,143,966,779.42	93.04	7.239	100.00	621	81.52	51.00	33.98
25 - 36	335	75,482,177.48	6.14	6.991	100.00	629	80.77	57.70	36.83
37 >=	32	8,210,938.48	0.67	6.743	100.00	669	80.90	45.32	42.46
Total:	5,249	$1,229,583,994.54	100.00%	7.221%	100.00%	622	81.47%	51.35%	34.22%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov.  Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum.  In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.